Filed Pursuant to Rule 497(e)
File No. 333-170519

PROSPECTUS    SUPPLEMENT

(To the prospectus dated September 14, 2012)

$135,000,000

6.875% Senior Notes due 2043

We are offering $135,000,000 in aggregate principal amount of our 6.875% Senior Notes due 2043, which we refer to in this prospectus supplement as the Notes. The Notes will mature on July 15, 2043. We will pay interest on the Notes on January 15, April 15, July 15 and October 15 of each year, beginning October 15, 2013. We may redeem the Notes in whole or in part at any time or from time to time on or after July 15, 2018, at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering—Optional redemption” in this prospectus supplement. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. We may offer other debt securities from time to time other than the Notes under our Registration Statement or in private placements.

The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by Apollo Investment Corporation.

We intend to apply to list the Notes on The New York Stock Exchange under the symbol “AIY” and, if the application is approved, we expect trading in the Notes on The New York Stock Exchange to begin within 30 days of the original issue date. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price. Currently, there is no public market for the Notes and it is not expected that a market for the Notes will develop unless and until the Notes are listed on The New York Stock Exchange.

Apollo Investment Corporation is an externally managed closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, or “1940 Act.” Our primary investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including senior secured loans, subordinated and mezzanine investments and/or equity in private middle market companies. From time to time, we may also invest in the securities of public companies.

Investing in our Notes involves risks that are described in the “Risk Factors” sections beginning on page S-8 of this prospectus supplement and page 8 of the accompanying prospectus.

	Per Note	Total
Public Offering Price	100.00%	$135,000,000
Underwriting Discounts	3.15%	$4,252,500
Proceeds, before expenses, to Apollo Investment Corporation (1)	96.85%	$130,747,500

(1) Before deducting expenses payable by us related to this offering, estimated at $300,000.

The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from June 17, 2013 and must be paid by the purchaser if the Notes are delivered after June 17, 2013.

We have granted the underwriters an option to purchase up to an additional $20,250,000 total aggregate principal amount of Notes solely to cover overallotments, if any, within 30 days of the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $155,250,000, the total underwriting discounts and commissions (sales load) paid by us will be $4,890,375, and total proceeds, before expenses, will be $150,359,625.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through the facilities of The Depository Trust Company will be made on or about June 17, 2013.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our Notes. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us at 9 West 57th Street, New York, New York 10019, or by calling us at (212) 515-3450. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus.

We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Joint Book-Running Managers

Morgan Stanley	BofA Merrill Lynch	UBS Investment Bank

Co-Managers

Citigroup	Credit Suisse	J.P. Morgan

The date of this prospectus supplement is June 10, 2013

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are not, and the underwriters are not, offering to sell, and seeking offers to buy, securities in any jurisdictions where offers and sales are not permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then.

S-i

PROSPECTUS SUPPLEMENT

S-ii

PROSPECTUS

S-iii

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes that are more generally described in the accompanying prospectus under the heading “Description of Our Debt Securities.” Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing, or the supplemental indenture establishing, the terms of the Notes (collectively, the indenture and the supplemental indenture are referred to as the “Indenture”).

Issuer	Apollo Investment Corporation

Title of securities	6.875% Senior Notes due 2043

Initial aggregate principal amount being offered	$135,000,000

Option to purchase additional Notes.	We have granted the underwriters an option to purchase from us up to an additional $20,250,000 aggregate principal amount of Notes within 30 days of the date of this prospectus supplement.

Initial public offering price	100% of the aggregate principal amount of Notes.

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in The City of New York as we may designate.

Type of Note	Fixed rate note

Listing	We intend to apply to list the Notes on The New York Stock Exchange within 30 days of the original issue date under the symbol “AIY”. The Notes will not be listed or quoted for trading on any national securities exchange or trading market on the original issue date.

Interest rate	6.875% per year

Day count basis	360-day year of twelve 30-day months

Original issue date	June 17, 2013

Stated maturity date	July 15, 2043

Date interest starts accruing	June 17, 2013

Interest payment dates	Every January 15, April 15, July 15 and October 15, commencing October 15, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest periods	The initial interest period will be the period from and including June 17, 2013, to, but excluding, the initial interest payment date,

and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for Interest	January 1, April 1, July 1 and October 1, commencing October 1, 2013.

Specified currency	U.S. Dollars

Place of payment	New York City

Ranking of Notes	The Notes will be our general, unsecured obligations and will rank:

•

pari passu with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $200 million in aggregate principal amount of 5.75% Convertible Senior Notes due 2016, or the “Unsecured Notes,” and our $150 million aggregate principal amount of 6.625% Senior Notes due 2042, or the “2042 Notes”);

•	senior in right of payment to any of our subordinated indebtedness; and

•

effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of May 31, 2013, approximately $406 million aggregate principal amount of our indebtedness under our $1.14 billion senior secured facility, or the “senior secured facility,” our $225 million in aggregate principal amount of 6.25% Senior Secured Notes due 2015, or the “2015 Notes,” our $29 million in aggregate principal amount of 5.875% Senior Secured Notes due 2016, or the “2016 Notes,” and our $16 million in aggregate principal amount of 6.25% Senior Secured Notes due 2018, or the “2018 Notes,” and collectively with our 2015 Notes and 2016 Notes, the “Senior Secured Notes”) to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.

As of May 31, 2013, we and our subsidiaries had approximately $1,026 million of senior indebtedness outstanding, $676 million of which was secured indebtedness and $350 million of which was unsecured indebtedness.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

Optional redemption	The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after July 15, 2018 upon not less than

30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.

Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Sinking fund	The Notes will not be subject to any sinking fund.

Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.

Defeasance	The Notes are subject to defeasance by us.

Covenant defeasance	The Notes are subject to covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association.

Events of Default

If an event of default on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company or a significant subsidiary of the Company as defined in the Indenture.

Other covenants	In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants shall apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Global Clearance and Settlement Procedures	Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

RECENT DEVELOPMENTS

On June 7, 2013, Ashok Bakhru, a member of our Board of Directors (the “Board”) and the chairman of the Board’s Audit Committee, tendered a letter of resignation from the Board effective as of June 14, 2013, which was accepted by the Board. There was no disagreement between Mr. Bakhru and the Company on any matter relating to the Company’s operations, policies or practices.

On June 7, 2013, our Board elected R. Rudolph Reinfrank to the Board, effective as of June 14, 2013, to serve as a Class II director to fill the vacancy created by the resignation of Mr. Bakhru, and elected Mr. Reinfrank to serve as chairman of the Board’s Audit Committee, effective as of June 14, 2013. We are aware of no arrangement or understanding between Mr. Reinfrank and any other person pursuant to which he was appointed as a director. Mr. Reinfrank has no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

On May 20, 2013, the Company was named as a defendant in a complaint by the bankruptcy trustee of DSI Renal Holdings and related companies (“DSI”). The complaint alleges, among other things, that the Company participated in a “fraudulent conveyance” involving a restructuring and subsequent sale of DSI in 2010 and 2011. The complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the Company’s share would be approximately $41 million, and the return of 9,000 shares of common stock of DSI obtained by the Company in the restructuring and sale and (2) punitive damages. At this point in time, the Company is unable to assess whether it may have any liability in this action. The Company has not made any determination that this action is or may be material to the Company and intends to vigorously defend itself.

On May 20, 2013, we issued 21.85 million shares of our common stock at $8.60 per share (or $8.342 per share net proceeds before estimated expenses), raising $181.9 million of net proceeds. Apollo Investment Management, L.P. (“AIM”), our investment adviser, has agreed to waive the base management and incentive fees associated with the incremental shares issued in such offering through March 31, 2014.

BUSINESS

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus supplement and the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” and “Apollo Investment” refer to Apollo Investment Corporation; “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured loans, mezzanine investments and/or equity in private middle market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations.

Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus supplement, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. secured and unsecured loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities and structured products. Most of the debt instruments we invest in are unrated or rated below investment grade, which is an indication of size, creditworthiness and speculative nature relative to the capacity to pay interest and principal.

AIM is our investment adviser and an affiliate of Apollo Global Management, LLC, and its consolidated subsidiaries (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2013, we invested $1.5 billion across 49 new and 36 existing portfolio companies through a combination of primary and secondary market purchases. This compares to $1.5 billion across 21 new and 18 existing portfolio companies for the previous fiscal year ended March 31, 2012. Investments sold or repaid during the fiscal year ended March 31, 2013 totaled $1.3 billion versus $1.6 billion for the fiscal year ended March 31, 2012. The weighted average yields on our secured loan portfolio, unsecured debt portfolio and total debt portfolio as of March 31, 2013 at our current cost basis were 11.2%, 12.7% and 11.9%, respectively. At March 31, 2012, the yields were 10.2%, 12.7% and 11.9%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our available capital base changes. At March 31, 2013, our net portfolio consisted of 81 portfolio companies and was invested 44% in secured debt, 43% in unsecured debt, 7% in structured products, 0% in preferred equity and 6% in common equity and warrants measured at fair value versus 62 portfolio companies invested 32% in secured debt, 57% in unsecured debt, 3% in structured products, 1% in preferred equity and 7% in common equity and warrants at March 31, 2012.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2013, invested capital totaled $10.3 billion in 215 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

At March 31, 2013, 64% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 36% or $0.9 billion is floating rate debt, measured at fair value. On a cost basis, 65% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 35% or $0.9 billion is floating rate debt. At March 31, 2012, 67% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 33% or $0.8 billion was floating rate debt. On a cost basis, 65% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 35% or $0.9 billion was floating rate debt.

About Apollo Investment Management

AIM, our investment adviser, is led by John Hannan, James Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee composed of senior personnel across AGM including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for Apollo Investment’s investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA, an affiliate of AGM, also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Our Corporate Information

Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY, 10019, respectively. Our common stock is quoted on The NASDAQ Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus supplement and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

RISK FACTORS

Your investment in the Notes will involve certain risks. You should carefully consider the risks described below and all of the information contained in this prospectus supplement and the accompanying prospectus before deciding whether to purchase any Notes. The risks and uncertainties described below are not the only risks and uncertainties we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our business operations. If any of the following risks actually occur, our business, financial condition and results of operations would suffer. The risks discussed below also include forward-looking statements and our actual results may differ substantially from those discussed in these forward-looking statements. See the section entitled “Forward-Looking Statements” included elsewhere in this prospectus supplement. You should, in consultation with your own financial and legal advisors, carefully consider the following discussion of risks before deciding whether an investment in the Notes is suitable for you.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

As of May 31, 2013, we and our subsidiaries had approximately $1,026 million of senior indebtedness outstanding, $676 million of which was secured indebtedness and $350 million of which was unsecured indebtedness.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our debt agreements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our senior secured facility; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our debt instruments depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our senior secured facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain the ratings or to advise holders of Notes of any changes in ratings.

The Notes will be rated by Standard & Poor’s Ratings Services, or “S&P,” and Fitch Ratings, or “Fitch.” There can be no assurance that their respective ratings will remain for any given period of time or that such ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the rating, such as adverse changes in our company, so warrant.

The Notes will be effectively subordinated to any existing and future secured indebtedness and structurally subordinated to existing and future liabilities and other indebtedness of our subsidiaries, and are due after our other outstanding notes.

The Notes will be our general, unsecured obligations and will rank equal in right of payment with all of our existing and future senior, unsecured indebtedness (including, but not limited to, our $200 million in aggregate principal amount of our Unsecured Notes and our $150 million in aggregate principal amount of our 2042 Notes, and senior in right of payment to any of our subordinated indebtedness. As a result, the Notes will be effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of May 31, 2013, approximately $406 million aggregate principal amount of our indebtedness under our $1.14 billion senior secured facility, our $225 million in aggregate principal amount of our 2015 Notes, our $29 million in aggregate principal amount of our 2016 Notes, and our $16 million in aggregate principal amount of our 2018 Notes to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. These liabilities may include indebtedness, trade payables, guarantees, lease obligations and letter of credit obligations. The Notes do not restrict us or our subsidiaries from incurring indebtedness, including senior secured indebtedness in the future, nor do they limit the amount of indebtedness we can issue that is equal in right of payment to the Notes. As of May 31, 2013, we and our subsidiaries had approximately $1,026 million of senior indebtedness outstanding, $676 million of which was secured indebtedness and $350 million of which was unsecured indebtedness.

Each of the Unsecured Notes, the 2042 Notes and the Senior Secured Notes are due prior to the Notes. We do not currently know whether we will be able to replace any of the Unsecured Notes, the 2042 Notes or the Senior Secured Notes, or if we do, whether we will be able to do so on terms that are as favorable as such notes. In the event that we are not able to replace the Unsecured Notes, the 2042 Notes or any of the Senior Secured Notes at the time of their respective maturities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders, our ability to repay the Notes and our ability to qualify as a regulated investment company.

The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The Indenture under which the Notes will be issued will offer limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. See in the accompanying prospectus “Risk Factors—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

The Notes may not be approved by The New York Stock Exchange and an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.

The Notes are a new issue of debt securities for which there currently is no trading market. Although we expect the Notes to be listed on The New York Stock Exchange, we cannot provide any assurances that The New

York Stock Exchange will approve the listing of the Notes or that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option on or after July 15, 2018. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

USE OF PROCEEDS

We estimate that the net proceeds from this offering will be approximately $130.45 million (or approximately $150.06 million if the option to purchase up to an additional $20.25 million in aggregate principal amount of Notes is exercised in full) after deducting estimated underwriting discounts and commissions and estimated offering expenses of approximately $0.30 million payable by us.

We expect to use the net proceeds from the sale of the Notes to repay indebtedness owed under our senior secured facility.

At May 31, 2013, we had approximately $406 million outstanding under our senior secured facility. Our senior secured facility matures on May 23, 2016 and bears interest at an annual rate of 225 basis points over the London Interbank Offered Rate, or “LIBOR.”

Affiliates of the underwriters are lenders under the senior secured facility. Accordingly, affiliates of the underwriters will receive the net proceeds of this offering.

We intend to use any net proceeds from this offering that are not applied as described above for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective.

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2013, 2012, 2011, 2010, and 2009 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

	For the Year Ended March 31, (dollar amounts in thousands, except per share data)
Statement of Operations Data:	2013	2012	2011	2010	2009
Total Investment Income	$331,994	$357,584	$358,779	$340,238	$377,304
Net Expenses (including excise taxes)	$164,634	$184,842	$167,607	$140,828	$170,973
Net Investment Income	$167,360	$172,742	$191,172	$199,410	$206,331
Net Realized and Unrealized Gains (Losses)	$(62,889)	$(259,006)	$(10,760)	$63,880	$(818,210)
Net Increase (Decrease) in Net Assets Resulting from Operations	$104,471	$(86,264)	$180,412	$263,290	$(611,879)

Per Share Data:
Net Asset Value	$8.27	$8.55	$10.03	$10.06	$9.82
Net Investment Income	$0.83	$0.88	$0.99	$1.26	$1.48
Net Increase (Decrease) in Net Assets Resulting from Operations (Basic and Diluted)	$0.51	$(0.44)	$0.93	$1.65	$(4.39)
Distributions Declared	$0.80	$1.04	$1.12	$1.10	$1.82

Balance Sheet Data:
Total Assets	$2,944,312	$2,775,263	$3,148,813	$3,465,116	$2,548,639
Debt Outstanding	$1,156,067	$1,009,337	$1,053,443	$1,060,616	$1,057,601
Total Net Assets	$1,677,389	$1,685,231	$1,961,031	$1,772,806	$1,396,138

Other Data:
Total Return (1)	28.2%	(32.4)%	5.1%	313.0%	(73.9)%
Number of Portfolio Companies at Year End	81	62	69	67	72
Total Portfolio Investments for the Year	$1,537,366	$1,480,508	$1,085,601	$716,425	$434,995
Investment Sales and Repayments for the Year	$1,337,431	$1,634,520	$977,493	$451,687	$339,724
Weighted Average Yield on Debt Portfolio at Year End	11.9%	11.9%	11.6%	11.8%	11.7%
Weighted Average Shares Outstanding at Year End (Basic) (2)	202,875	196,584	193,192	159,369	139,469

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan.

(2)	Weighted Average Shares Outstanding on a diluted basis for the fiscal year ended March 31, 2013 were 217,423. Weighted Average Shares Outstanding on a diluted basis for the fiscal year ended March 31, 2012 were 211,132. Weighted Average Shares Outstanding on a diluted basis for the fiscal year ended March 31, 2011 were 195,823. For the fiscal years ended 2010 and 2009, basic and diluted weighted average shares were the same.

CAPITALIZATION

The following table sets forth our cash and capitalization as of March 31, 2013 (1) on an actual basis, (2) on an as adjusted basis giving effect to the sale of 21.85 million shares of our common stock on May 20, 2013 and (3) as further adjusted to reflect the effects of the offering of the Notes and the application of net proceeds from this offering as described under “Use of Proceeds.” You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The adjusted information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual offering of the Notes, which will be determined at pricing.

All amounts in thousands, except per share data

	As of March 31, 2013
	Actual (audited)	As Adjusted for Stock Offering (unaudited)	As further Adjusted for this Offering (1) (unaudited)

Cash	$6,197	$6,197	$6,197

Debt
Borrowings under senior secured facility (2)	536,067	354,144	223,697
Senior Secured Notes	270,000	270,000	270,000
Unsecured Notes	200,000	200,000	200,000
2042 Notes	150,000	150,000	150,000
Notes	—	—	135,000
Stockholders’ Equity
Common stock, par value $0.001 per share; 400,000,000 shares authorized, 202,891,351 shares issued and outstanding, 224,741,351 shares issued and outstanding as adjusted, 224,741,351 shares issued and outstanding as further adjusted	203	225	225
Capital in excess of par value	2,933,636	3,115,537	3,115,537
Distributable earnings (3)	(1,256,450)	(1,256,450)	(1,256,450)

Total stockholders’ equity	1,677,389	1,859,312	1,859,312

Total capitalization	$2,833,456	$2,833,456	$2,838,009

(1)	Does not include the underwriters’ over-allotment option.

(2)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to repay a portion of the borrowings outstanding under our senior secured facility.

(3)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make or have made;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus supplement and the accompanying prospectus.

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. Apollo Investment commenced operations on April 8, 2004 upon completion of its initial public offering that raised $870 million in net proceeds selling 62 million shares of its common stock at a price of $15.00 per share. Since then, and through March 31, 2013, we have raised approximately $1.9 billion in net proceeds from additional offerings of common stock. Subsequent to March 31, 2013, we raised an additional $0.2 billion in net proceeds from an offering of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a business development company, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions).

Revenue

We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of unsecured or secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, Euro Interbank Offered Rate (EURIBOR), British pound sterling LIBOR (GBP LIBOR), or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•

all other expenses incurred by us or the Administrator in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

Portfolio and Investment Activity

During our fiscal year ended March 31, 2013, we invested $1.5 billion across 49 new and 36 existing portfolio companies through a combination of primary and secondary market purchases. This compares to investing $1.5 billion in 21 new and 18 existing portfolio companies for the previous fiscal year ended March 31, 2012. Investments sold or repaid during the fiscal year ended March 31, 2013 totaled $1.3 billion versus $1.6 billion for the fiscal year ended March 31, 2012.

At March 31, 2013, our net portfolio consisted of 81 portfolio companies and was invested 44% in secured debt, 43% in unsecured debt, 7% in structured products, 0% in preferred equity and 6% in common equity and warrants measured at fair value versus 62 portfolio companies invested 32% in secured debt, 57% in unsecured debt, 3% in structured products, 1% in preferred equity and 7% in common equity and warrants at March 31, 2012.

The weighted average yields on our secured loan portfolio, unsecured debt portfolio and total debt portfolio as of March 31, 2013 at our current cost basis were 11.2%, 12.7% and 11.9%, respectively. At March 31, 2012, the yields were 10.2%, 12.7%, and 11.9%, respectively.

Since the initial public offering of Apollo Investment in April 2004 and through March 31, 2013, invested capital totaled $10.3 billion in 215 portfolio companies. Over the same period, Apollo Investment completed transactions with more than 100 different financial sponsors.

At March 31, 2013, 64% or $1.6 billion of our income-bearing debt investment portfolio is fixed rate debt and 36% or $0.9 billion is floating rate debt, measured at fair value. On a cost basis, 65% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 35% or $0.9 billion is floating rate debt. At March 31, 2012, 67% or $1.6 billion of our income-bearing investment portfolio was fixed rate debt and 33% or $0.8 billion was floating rate debt. On a cost basis, 65% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 35% or $0.9 billion was floating rate debt.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our investment adviser, the applicable independent valuation firm, third party pricing services and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. For the fiscal year ended March 31, 2013, there was no change to Apollo Investment’s valuation techniques and related inputs considered in the valuation process.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by Apollo Investment at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Revenue Recognition

Apollo Investment records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual PIK interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, Apollo Investment capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point Apollo Investment believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. Apollo Investment does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if Apollo Investment believes that PIK is expected to be realized. For the fiscal year ended March 31, 2013, accrued PIK totaled $20.3 million, on total investment income of $332.0 million. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results comparisons are for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011.

Investment Income

For the fiscal years ended March 31, 2013, 2012 and 2011, gross investment income totaled $332.0 million, $357.6 million and $358.8 million, respectively. The decrease in gross investment income from fiscal year 2012 to fiscal year 2013 was primarily driven by a smaller portfolio, on average with which to generate income. This was partially offset by slightly higher yields on the debt portfolio. Also contributing to the decrease in gross investment income was lower non-recurring income of $9.1 million in fiscal year 2013. The decrease in gross investment income from fiscal year 2011 to fiscal year 2012 was primarily due to a decrease in the size of the income-producing portfolio as compared to the previous fiscal year and was partially offset by an increase in the weighted average portfolio yield as well as an increase in other income.

Net Expenses

Net expenses totaled $164.6 million, $184.8 million and $167.6 million, respectively, for the fiscal years ended March 31, 2013, 2012 and 2011, of which $94.1 million, $100.0 million and $107.6 million, respectively, were base management fees and performance-based incentive fees and $58.2 million, $66.4 million and $48.0 million, respectively, were interest and other debt expenses. Administrative services and other general and administrative expenses totaled $12.3 million, $18.5 million and $12.0 million, respectively, for the fiscal years ended March 31, 2013, 2012 and 2011. Net expenses consist of base investment advisory and management fees, insurance expenses, administrative services fees, legal fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The decrease in net expenses from fiscal 2012 to fiscal 2013 was primarily due to lower interest and debt costs as a result of less debt outstanding, on average, during the fiscal year-ended March 31, 2013, lower management and incentive fees as a result of the implementation of the fee waiver in fiscal 2013 coupled with a smaller asset base in which to generate management fees. Lastly, in fiscal 2012 there were $4 million of non-recurring expenses as compared to $1 million of non-recurring expense in fiscal 2013. The increase in net expenses from fiscal 2011 to fiscal 2012 was primarily due to an increase in interest and other debt expenses as our net weighted average annual interest cost increased by approximately 100 basis points. This increase was due to the impact of fixed rate debt issuances. Additionally, during fiscal 2012 there were net non-recurring general and administrative expenses that totaled over $4 million. There were no accrued excise tax expenses for the fiscal years ended March 31, 2013, 2012 and 2011.

Net Investment Income

Apollo Investment’s net investment income totaled $167.4 million, $172.7 million and $191.2 million, or $0.83, $0.88 and $0.99 on a per average share basis, respectively, for the fiscal years ended March 31, 2013, 2012 and 2011.

Net Realized Losses

Apollo Investment had investment sales and repayments totaling $1.3 billion, $1.6 billion and $977 million, respectively, for the fiscal years ended March 31, 2013, 2012 and 2011. Net realized losses for the fiscal years ended March 31, 2013, 2012, and 2011 were $74.7 million, $341.4 million and $152.0 million, respectively. Net realized losses incurred during fiscal year 2013 were primarily derived from the exits of select investments, specifically New Omaha Holdings equity, Cengage Learning Acquisitions 2nd Lien, and RBS Holdings 1st Lien which comprised approximately $78 million of the net realized loss totals. The realized losses incurred upon the exit of New Omaha Holdings equity and RBS Holdings 1st Lien reversed out $40 million and $5 million, respectively, of previously reported unrealized losses. Net realized losses incurred during fiscal year 2012 were primarily derived from the exits of select investments, specifically Grand Prix Holdings, which accounted for over $273 million of the realized loss totals, but also included Playpower Holdings, TL Acquisitions and FSC Holdings, among others. The realized losses incurred upon the exit of these investments reversed out previously reported unrealized losses. Net realized losses incurred during fiscal year 2011 were primarily related to sales and restructurings of certain underperforming portfolio companies such as American Safety Razor, LVI Devices and Pacific Crane Maintenance Company, various portfolio optimization measures, and our liquidity management strategy during the financial crisis early in the 2010 fiscal year.

Net Unrealized Appreciation (Depreciation) on Investments, Cash Equivalents and Foreign Currencies

For the fiscal years ended March 31, 2013, 2012 and 2011 net change in unrealized appreciation on Apollo Investment’s investments, cash equivalents, foreign currencies and other assets and liabilities totaled $11.8 million, $82.4 million and $141.3 million, respectively. Driving the positive impact to unrealized appreciation was New Omaha and AB Acquisitions which were both exited in the fiscal year 2013 which resulted in the reversal of approximately $50 million of previously recognized negative unrealized depreciation. Other significant contributors to the positive change in unrealized depreciation for the period were investments in AIC Credit Opportunity Fund, LVI Services, Penton Business Media Holdings, LLC and Ceridian Corporation. Offsetting the positive impact of these investments were select holdings in certain portfolio companies such as Cengage, Playpower, Delta and Garden Fresh which resulted in negative unrealized depreciation during fiscal 2013. Net unrealized appreciation for fiscal 2012 included the reclassification of over $273 million of previously recognized unrealized depreciation on our investment in Grand Prix Holdings to a realized loss. This reclassification was offset by generally weaker capital market conditions as compared to the year ago period. Net unrealized appreciation for fiscal 2011 was primarily due to the recognition of realized losses which reversed unrealized depreciation, net changes in specific portfolio company fundamentals, and improving capital market conditions.

Net Increase (Decrease) in Net Assets From Operations

For the fiscal year ended March 31, 2013, Apollo Investment had a net increase in net assets resulting from operations of $104.5 million. For the fiscal year ended March 31, 2012, Apollo Investment had a net decrease in net assets resulting from operations of $86.3 million. For the fiscal years ended March 31, 2011, Apollo Investment had a net increase in net assets resulting from operations of $180.4 million. For the year ended March 31, 2013, basic and diluted income per average share were $0.51. For the year ended March 31, 2012, basic and diluted losses per average share were $0.44. For the year ended March 31, 2011, basic and diluted earnings per average share were $0.93.

LIQUIDITY AND CAPITAL RESOURCES

Apollo Investment’s liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our senior secured, multi-currency $1.14 billion Senior Secured Facility maturing on May 23, 2016 (see note 12 of our financial statements dated March 31, 2013 included herein), our senior secured notes, our senior unsecured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and repayments of senior and subordinated loans and income earned from investments. Apollo Investment also has investments in its portfolio that contain PIK provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, Apollo Investment capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. In order to maintain Apollo Investment’s status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of dividends, even though Apollo Investment has not yet collected the cash. For the fiscal year ended March 31, 2013, accrued PIK totaled $20.3 million, on total investment income of $332.0 million. At March 31, 2013, Apollo Investment had $536 million in borrowings outstanding on its Senior Secured Facility and $604 million of unused capacity. As of March 31, 2013, aggregate lender commitments under the Senior Secured Facility totaled $1.140 billion.

On September 30, 2010, Apollo Investment entered into a note purchase agreement, providing for a private placement issuance of $225 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes will be due semi-annually on April 4 and October 4, commencing on April 4, 2011. The proceeds from the issuance of the Senior Secured Notes were primarily used to reduce other outstanding borrowings and/or commitments on Apollo Investment’s Senior Secured Facility.

On January 25, 2011, we closed a private offering of $200 million aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of Apollo Investment’s common stock per $1,000 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of Apollo Investment’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

On August 11, 2011, Apollo Investment adopted a plan for the purpose of repurchasing up to $200 million of its common stock in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934. Apollo Investment’s plan was designed to allow it to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by Apollo Investment will have the authority under the terms and limitations specified in the plan to repurchase shares on Apollo Investment’s behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. While the portion of the plan reliant on Rule 10b-18 remains in effect, the portion reliant on Rule 10b5-1 is subject to periodic renewal and is not currently in effect. As of March 31, 2013, no shares have been repurchased.

On September 29, 2011, Apollo Investment closed a private offering of $45 million aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series

A, of Apollo Investment due September 29, 2016 in the aggregate principal amount of $29 million; and (2) 6.250% Senior Secured Notes, Series B, of Apollo Investment due September 29, 2018, in the aggregate principal amount of $16 million. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

In April 2012, Apollo Investment announced that a subsidiary of Apollo Global Management, LLC purchased 5,847,953 newly issued shares of Apollo Investment based on the NAV as of March 31, 2012 of $8.55 per share. AIM has agreed to waive the base management and incentive fees associated with this equity capital for the time period beginning April 2, 2012 through March 31, 2014.

On October 9, 2012, Apollo Investment issued $150 million in aggregate principal amount of 6.625% senior unsecured notes due 2042 for net proceeds of $145.3 million (the “2042 Notes”). Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at a rate of 6.625% per year, commencing on January 15, 2013. The 2042 Notes mature on October 15, 2042. Apollo Investment may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017.

Cash Equivalents

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents (see note 2(n) of our financial statements dated March 31, 2013 included herein). At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. Apollo Investment may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Senior Secured Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. There were no cash equivalents held as of March 31, 2013.

Contractual Obligations

	Payments due by Period as of March 31, 2013 (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Facility (1)	$536	$—	$447	$89	$—
Senior Secured Notes	$225	$—	$225	$—	$—
Senior Secured Notes (Series A)	$29	$—	$—	$29	$—
Senior Secured Notes (Series B)	$16	$—	$—	$—	$16
2042 Notes	$150	$—	$—	$—	$150
Convertible Notes	$200	$—	$—	$200	$—

(1)	At March 31, 2013, the Senior Secured Facility had $604 million of unused capacity.

We have entered into two contracts under which we have future commitments: the Investment Advisory Agreement, pursuant to which AIM has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which AIA has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the Investment Advisory Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the Investment Advisory Agreement and Administration Agreement without penalty upon not more than 60 days’ written notice to the other. Please see note 3 of our financial statements dated March 31, 2013 included herein.

Off-Balance Sheet Arrangements

As of March 31, 2013, Apollo Investment had outstanding commitments with banks to purchase secured term loans and unsecured bridge loans in the aggregate amount of $105 million. Apollo Investment’s commitments are subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary shareholder, regulatory and other applicable approvals.

As of May 23, 2013 the outstanding commitments with banks to purchase secured term loans and unsecured bridge loans in the aggregate was $220 million.

Apollo Investment had unfunded commitments on senior loans as of March 31, 2013 of $59 million. Apollo Investment also had unfunded commitments on senior loans of $83 million which require the borrower to meet certain performance thresholds before Apollo Investment is obligated to fulfill the commitments. Those performance thresholds were not met as of March 31, 2013.

AIC Credit Opportunity Fund LLC (currencies in thousands)

We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owns three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party in principal amount of $39,500 paying interest at LIBOR plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. Consequently, the maximum exposure on this investment is the amount of our investment in the Junior Note and any additional collateral we determine to post. During the fiscal year ended March 31, 2012 the Trust sold $47,145 face value of the FDC Loan. As a result of this transaction, as of March 31, 2013, the FDC Loan balance is $52,855, the Junior Note balance is $21,472 and the Senior Note balance is $20,283.

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to LIBOR plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of LIBOR plus 2.0%. As of March 31, 2013, Apollo TXU’s notional exposure to the TXU term loan is $47,471.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that was scheduled to mature in September 2013 and paid interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans paid interest at the rate of LIBOR plus 3% per year and are scheduled to mature in June 2015. During the fiscal year ended March 31, 2013, Apollo Boots sold the entire position of the Boots Term Loans in the amount of €23,383 and £12,465 of principal. At March 31, 2013, there was no outstanding principal balance of the Boots Term Loans.

We do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our statement of assets and liabilities. Our investment in AIC Holdco is valued in accordance with our normal valuation procedures and is based on the values of the underlying assets held by each of Apollo FDC, Apollo TXU and Apollo Boots net of associated liabilities.

The Senior Note, TRS and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Term Loan, the TXU Term Loan or the Boots Term Loans, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time we may provide additional capital to AIC Holdco for purposes of reserving for or funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended March 31, 2011, $1,700 of net capital was provided to AIC Holdco. During the fiscal year ended March 31, 2012, $8,712 of net capital was returned to us from AIC Holdco. During the fiscal year ended March 31, 2013, $17,891 of net capital was returned to us from AIC Holdco. The Junior Note, TRS and Boots Term Loans were performing assets as of the date of these financial statements.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2013 and March 31, 2012.

	March 31, 2013	March 31, 2012
Assets
Cash	$10	$15
Apollo FDC (1)	32,981	27,947
Apollo TXU (2)	26,641	26,066
Apollo Boots (3)	—	47,999
Other Assets	2,702	2,886

Total Assets	$62,334	$104,913

Liabilities
Apollo FDC (4)	$—	$—
Apollo TXU (5)	8,936	16,045
Apollo Boots (6)	—	29,948
Other Liabilities	2,702	2,886

Total Liabilities	$11,638	$48,879

Net Assets
Apollo FDC	$32,981	$27,947
Apollo TXU	17,705	10,021
Apollo Boots	—	18,051
Other	10	15

Total Net Assets	$50,696	$56,034

	Fiscal Year End March 31, 2013	Fiscal Year End March 31, 2012
Net Operating Income (Loss)
Apollo FDC (7)	$5,388	$9,412
Apollo TXU (7)	1,237	2,809
Apollo Boots (7)	745	1,243
Other	(5)	(26)

Total Operating Income	$7,365	$13,438

Net Realized Gain
Apollo Boots	$659	$—
Apollo FDC	—	2,862

Total Net Realized Gain (Loss)	$659	$2,862

Net Change in Unrealized Gain (Loss)
Apollo FDC	$5,034	$(14,484)
Apollo TXU	7,110	(13,126)
Apollo Boots	(244)	(2,852)

Total Net Change in Unrealized Gain (Loss)	$11,900	$(30,462)

Net Income (Loss) (8)
Apollo FDC	$10,422	$(2,210)
Apollo TXU	8,347	(10,317)
Apollo Boots	1,160	(1,609)
Other	(5)	(26)

Total Net Income (Loss)	$19,924	$(14,162)

(1)	Includes fair value of the Junior Note held by Apollo FDC. Cost: $21,472 and $21,472, respectively.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU. Cost: $26,641 and $26,066, respectively.
(3)	Represents fair value of the Boots Term Loans held by Apollo Boots and fair value of receivable for Boots Term Loans sold during the period. Cost of outstanding par was $50,109 at March 31, 2012. There was no outstanding par at March 31, 2013.
(4)	Apollo FDC’s interest in the Trust is subject to a senior note of a separate entity of $20,283 and $20,283 at March 31, 2013 and March 31, 2012, respectively; However, Apollo FDC has no liability for such senior note.
(5)	Represents liability on the TRS held by Apollo TXU.
(6)	Represents liability of Apollo Boots on the Acquisition Loan.
(7)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from (to) the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.
(8)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized appreciation / depreciation.

Dividends

Dividends paid to stockholders for the fiscal years ended March 31, 2013, 2012 and 2011 totaled $162.3 million or $0.80 per share, $204.4 million or $1.04 per share, and $218.1 million or $1.12 per share, respectively. Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our Board of Directors.

The following table summarizes our quarterly dividends paid to stockholders for the fiscal years ended March 31, 2013, 2012 and 2011, respectively:

Declared Dividends
Fiscal Year Ending March 31, 2013
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.20
Second Fiscal Quarter	$0.20
First Fiscal Quarter	$0.20

Fiscal Year Ending March 31, 2012
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

Fiscal Year Ending March 31, 2011
Fourth Fiscal Quarter	$0.28
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

Recent Events

The Board of Directors declared a dividend of $0.20 per share for the first fiscal quarter of 2014, payable on July 5, 2013 to stockholders of record as of June 20, 2013.

On May 20, 2013, we issued 21.85 million shares of our common stock at $8.60 per share (or $8.342 per share net proceeds before estimated expenses), raising $181.9 million of net proceeds. AIM, our investment adviser, has agreed to waive the base management and incentive fees associated with the incremental shares issued in the offering through March 31, 2014.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. During the fiscal year ended March 31, 2013, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. As the percentage of our U.S. mezzanine and other subordinated loans increase as a percentage of our total investments, we expect that more of the loans in our portfolio will have fixed rates. Apollo Investment also has a revolving credit facility that is based on floating LIBOR rates. Assuming no changes to our balance sheet as of March 31, 2013, a hypothetical one percent increase in LIBOR on our floating rate assets and liabilities would decrease our earnings by approximately two cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2013, a hypothetical two percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by three cents per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2013, a hypothetical three percent increase in LIBOR on our floating rate assets and liabilities would increase our earnings by approximately five cents per average share over the next twelve months. However, we may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the fiscal year ended March 31, 2013, we did not engage in interest rate hedging activities.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each year ended March 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2013, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 is attached as an exhibit to the registration statement of which this prospectus supplement and accompanying prospectus are a part.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2013	$536,067	$1,137	$—	$551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2013	$270,000	$572	$—	$282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

2042 Notes
Fiscal 2013	$150,000	$318	$—	$148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Convertible Notes
Fiscal 2013	$200,000	$424	$—	$212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended March 31, 2013, 2012, 2011, 2010 and 2009, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012		For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Earnings to Fixed Charges (1)	2.80		(2)	4.76	11.81		(2)

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense including excise tax expense plus fixed charges. Fixed charges include interest and senior secured facility fees expense and amortization of debt issuance costs.

(1) Earnings include the net change in unrealized appreciation or depreciation. Net change in unrealized appreciation or depreciation can vary substantially from year to year. Excluding the net change in unrealized appreciation or depreciation, the earnings to fixed charges ratio would be 2.59 for the year ended March 31, 2013, 1.82 for the year ended March 31, 2011 and 3.52 for the year ended March 31, 2009. Excluding the net change in unrealized appreciation or depreciation, the ratio coverage for the years ended March 31, 2012 and March 31, 2010, was less than one-to-one. The Company would have needed to generate additional earnings of $168,701 and $272,399 (in thousands) to achieve a coverage of one-to-one in 2012 and 2010, respectively. Excluding the net change in unrealized appreciation or depreciation in the calculation of earnings to fixed charges ratio is a non-GAAP measure.

(2) Due to the Company’s loss for the years ended March 31, 2012 and March 31, 2009, the ratio coverage was less than one-to-one. The Company would have needed to generate additional earnings of $86,264 and $611,359 (in thousands) to achieve a coverage of one-to-one for the years ended March 31, 2012 and March 31, 2009, respectively.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

The following is a general summary of certain U.S. federal income tax considerations relating to the purchase, ownership and disposition of the Notes. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the IRS has been sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

This discussion applies only to a holder of Notes that acquires the Notes for cash pursuant to this offering at the initial offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	traders in securities that elect a mark-to-market method of accounting;

•	“U.S. Noteholders” (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the Notes under the constructive sale provisions of the Code; or

•	persons that hold the Notes as part of a straddle, hedge, conversion transaction or other integrated investment.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Notes, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns Notes should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our Notes, including tax reporting requirements, the applicability of U.S. federal, state, local and non-U.S. tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Consequences to U.S. Noteholders

The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a U.S. Noteholder. Certain U.S. federal income tax consequences to non-U.S. Noteholders are described under “Consequences to Non-U.S. Noteholders” below. For purposes of this summary, the term “U.S.

Noteholder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

Stated interest on the Notes

A U.S. Noteholder generally will be required to recognize stated interest as ordinary income at the time it is paid or accrued on the Notes in accordance with its regular method of accounting for U.S. federal income tax purposes. The Notes are not being issued with original issue discount for U.S. federal income tax purposes.

Sale, exchange, redemption or other taxable disposition of the Notes

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. Noteholder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the Note. A U.S. Noteholder’s adjusted tax basis in a Note generally will equal the price the U.S. Noteholder paid for the Note. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. Noteholder has held the Note for more than one year. The deductibility of capital losses is subject to limitations.

Medicare Tax

Certain U.S. Noteholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their interest and other investment income, including interest on the Notes and capital gains from the sale or other disposition of the Notes.

Consequences to Non-U.S. Noteholders

The following is a general summary of certain U.S. federal income tax consequences that will apply to you if you are a non-U.S. Noteholder. A beneficial owner of a Note that is not a partnership or other pass through entity for U.S. federal income tax purposes or a U.S. Noteholder is referred to herein as a “non-U.S. Noteholder.”

Stated interest on the Notes

Stated interest paid or accrued to a non-U.S. Noteholder will generally not be subject to U.S. federal income or withholding tax if the interest is not effectively connected with its conduct of a trade or business within the U.S., and the non-U.S. Noteholder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person;”

•	is not a bank whose receipt of interest on the Notes is described in section 881(c)(3)(A) of the Code; and

•

provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or other applicable form), or holds its Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a non-U.S. Noteholder does not qualify for an exemption under these rules, interest income from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest that is effectively connected with a non-U.S. Noteholder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), however, would not be subject to a 30% withholding tax so long as the non-U.S. Noteholder provides us or our paying agent an adequate certification (currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a non-U.S. Noteholder is a foreign corporation and the stated interest is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment), it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a non-U.S. Noteholder must provide a properly executed IRS Form W-8BEN (or other applicable form) to us or our paying agent before the payment of stated interest and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the Notes

Any gain recognized by a non-U.S. Noteholder on the sale, exchange, redemption or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under “Consequences to Non-U.S. Noteholders—Stated interest on the Notes” above) generally will not be subject to U.S. federal income tax unless:

•

the non-U.S. Noteholder’s gain is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment); or

•

the non-U.S. Noteholder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a non-U.S. Noteholder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such non-U.S. Noteholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a non-U.S. Noteholder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

Non-U.S. Noteholders should consult any applicable income tax treaties that may provide for different rules. In addition, non-U.S. Noteholders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.

Information Reporting and Backup Withholding

U.S. Noteholders

Payments of principal and interest on, or the proceeds of the sale or other disposition of, a note are generally subject to information reporting unless the U.S. Noteholder is an exempt recipient (such as a corporation). Such payments may also be subject to U.S. federal backup withholding tax at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number, certified under penalties of perjury, as well as certain other information or otherwise fails to establish an exemption from backup withholding. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Noteholders

A non-U.S. Noteholder may be required to comply with certain certification procedures to establish that the holder is not a U.S. person (as defined under the Code) in order to avoid backup withholding tax with respect to our payment of principal and interest on, or the proceeds of the sale or other disposition of, a Note. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against that non-U.S. Noteholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. In certain circumstances, the name and address of the beneficial owner and the amount of interest paid on a Note, as well as the amount, if any, of tax withheld, may be reported to the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. Noteholder resides.

MANAGEMENT SUPPLEMENT

The information below replaces in its entirety the information in the accompanying prospectus under the heading “Management—Portfolio Managers” and provides biographies of each portfolio manager.

AIM, our investment adviser, is led by John Hannan, James C. Zelter and Edward Goldthorpe. Potential investment opportunities are generally approved by an investment committee comprised of senior personnel across AGM, including Mr. Zelter and Mr. Goldthorpe. The composition of the investment committee and its approval process for the Company’s investments may change from time to time. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 200 companies since inception.

The following individuals (the “Portfolio Managers”) have senior responsibility for the management of our investment portfolio: Edward Goldthorpe, James C. Zelter, Phil Guerin, Justin Sendak and Robert Ruberrton. In addition Mr. Zelter and Mr. Goldthorpe are members of the investment committee that generally approves potential investment opportunities for the Company, and Mr. Goldthorpe is also our Chief Investment Officer and has primary responsibility for the day-to-day implementation and management of our investment portfolio.

Other Accounts Managed. As of March 31, 2013, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)(1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)(2)

Edward Goldthorpe	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	8	$2,522	8	$2,522
	Other Accounts:	1	$31	1	$31

James C. Zelter	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	None	—	—	—
	Other Accounts:	None	—	—	—

Phil Guerin	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	None	—	—	—
	Other Accounts:	None	—	—	—

Justin Sendak	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	None	—	—	—
	Other Accounts:	None	—	—	—
Robert Ruberton	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	8	$5,202	8	$5,202
	Other Accounts:	1	$96	—	—

(1)	Total assets represents assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments.
(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Compensation. AIM’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

•

Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts for which such person serves as a Portfolio Manager, subject to standard terms and conditions, including vesting.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, AIM and its affiliates provide investment management services both to us and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AIM and its affiliates may establish from time to time, in which we will not have an interest. The Portfolio Managers, AIM and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same or similar to ours.

AIM will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, AIM and its affiliates in managing the other Apollo-advised accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the other Apollo-advised accounts. It is the policy of AIM to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among us and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.

In the event investment opportunities are allocated among us and the other Apollo-advised accounts, we may not be able to structure its investment portfolio in the manner desired. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than us. From time to time, we and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

Although the professional staff of AIM will devote as much time to our management as AIM deems appropriate to perform its obligations, the professional staff of AIM may have conflicts in allocating its time and services among us and AIM’s other investment vehicles and accounts. AIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM and their officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other clients of AIM.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of AIM’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AIM or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

We and AIM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AIM and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities. The following table sets forth the dollar range of our equity securities beneficially owned by each of the Portfolio Managers as of March 31, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in Apollo Investment(1)
Edward Goldthorpe	$100,001 - $500,000
Phil Guerin	None
Robert Ruberton	$10,001 - $50,000
Justin Sendak	$10,001 - $50,000
James C. Zelter	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

REGISTRATION AND SETTLEMENT

The Depository Trust Company

The Notes will be issued in book-entry only form. This means that we will not issue certificates for the Notes, except in the limited case described below. Instead, we will issue the global note in registered form. The global note will be held through DTC and will be registered in the name of Cede & Co., as nominee of DTC.

Accordingly, Cede & Co. will be the holder of record of the Notes. The Notes represented by the global note evidences a beneficial interest in the global note.

Beneficial interest in the global note will be shown on, and transfers are effected through, records maintained by DTC or its participants. In order to own a beneficial interest in the Notes, you must be an institution that has an account with DTC or have a direct or indirect account with such an institution. Transfers of ownership interests in the Notes will be accomplished by making entries in DTC participants’ books acting on behalf of beneficial owners.

So long as DTC or its nominee is the registered holder of the global note, DTC or its nominee, as the case may be, will be the sole holder and owner of the Notes represented thereby for all purposes, including payment of principal and interest, under the indenture. Except as otherwise provided below, you will not be entitled to receive physical delivery of certificated notes and will not be considered the holder of the Notes for any purpose under the indenture. Accordingly, you must rely on the procedures of DTC and the procedures of the DTC participant through which you own your Note in order to exercise any rights of a holder of a Note under the indenture. The laws of some jurisdictions require that certain purchasers of notes take physical delivery of such notes in certificated form. Those limits and laws may impair the ability to transfer beneficial interests in the Notes.

The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.

The following is based on information furnished by DTC:

DTC will act as securities depositary for the Notes. The Notes will be issued as fully-registered notes registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered global note will be issued for all of the principal amount of the Notes.

The global note representing the Notes will be exchangeable for certificated notes of like tenor and terms and of differing authorized denominations in a like aggregate principal amount, only if (1) DTC notifies us that it is unwilling or unable to continue as depositary for the global note or we become aware that DTC has ceased to be a clearing agency registered under the Exchange Act and, in any such case we fail to appoint a successor to DTC within 60 calendar days, (2) we, in our sole discretion, determine that the global note shall be exchangeable for certificated notes or (3) an event of default has occurred and is continuing with respect to the Notes under the indenture. Upon any such exchange, the certificated notes shall be registered in the names of the beneficial owners of the global note representing the Notes.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments from over 100 countries that DTC’s direct participants deposit with DTC.

DTC also facilitates the post-trade settlement among direct participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between direct participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC, in turn, is owned by a number of direct participants of DTC and members of the National Securities Clearing Corporation, Government Securities Clearing Corporation, MBS Clearing Corporation, and Emerging Markets Clearing Corporation, as well as by The New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority, Inc. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The DTC rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of the Notes under the DTC system must be made by or through direct participants, which will receive a credit for the Notes on DTC’s records. The beneficial interest of each actual purchaser of the Notes is in turn to be recorded on the direct and indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchase. Beneficial owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participant through which the beneficial owner entered into the transaction. Transfers of beneficial interests in the Notes are to be accomplished by entries made on the books of direct and indirect participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their beneficial interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by direct participants with DTC will be registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the Notes; DTC’s records reflect only the identity of the direct participants to whose accounts such Notes will be credited, which may or may not be the beneficial owners. The direct and indirect participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Beneficial owners of the Notes may wish to take certain steps to augment the transmission to them of notices of significant events with respect to the Notes, such as redemption, tenders, defaults, and proposed amendments to the security documents. For example, beneficial owners of the Notes may wish to ascertain that the nominee holding the Notes for their benefit has agreed to obtain and transmit notices to beneficial owners. In the alternative, beneficial owners may wish to provide their names and addresses to the registrar of the Notes and request that copies of the notices be provided to them directly. Any such request may or may not be successful.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the Notes unless authorized by a direct participant in accordance with DTC’s procedures. Under its usual procedures,

DTC mails an Omnibus Proxy to us as soon as possible after the regular record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those direct participants to whose accounts the notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

We will pay principal and or interest payments on the Notes in same-day funds directly to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit direct participants’ accounts on the applicable payment date in accordance with their respective holdings shown on DTC’s records upon DTC’s receipt of funds and corresponding detail information. Payments by participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of these participants and not of DTC or any other party, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal and interest to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC, is our responsibility, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of the direct or indirect participant.

We will send any redemption notices to DTC. If less than all of the Notes are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each direct participant in such issue to be redeemed.

A beneficial owner, or its authorized representative, shall give notice to elect to have its Notes repaid by us, through its direct or indirect participant, to the trustee, and shall effect delivery of such Notes by causing the direct participant to transfer that participant’s interest in the global note representing the Notes, on DTC’s records, to the trustee. The requirement for physical delivery of the Notes in connection with a demand for repayment will be deemed satisfied when the ownership rights in the global note representing the Notes are transferred by the direct participants on DTC’s records.

DTC may discontinue providing its services as securities depository for the Notes at any time by giving us reasonable notice. Under such circumstances, if a successor securities depositary is not obtained, we will print and deliver certificated notes. We may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depositary). In that event, we will print and deliver certificated notes.

The information in this section concerning DTC and DTC’s system has been obtained from sources that we believe to be reliable, but neither we, the underwriters nor any agent takes any responsibility for its accuracy.

Registration, Transfer and Payment of Certificated Notes

If we ever issue notes in certificated form, those notes may be presented for registration, transfer and payment at the office of the registrar or at the office of any transfer agent designated and maintained by us. We have originally designated U.S. Bank National Association to act in those capacities for the Notes. The registrar or transfer agent will make the transfer or registration only if it is satisfied with the documents of title and identity of the person making the request. There will not be a service charge for any exchange or registration of transfer of the Notes, but we may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange. At any time, we may change transfer agents or approve a change in the location through which any transfer agent acts. We also may designate additional transfer agents for any notes at any time.

We will not be required to: (1) issue, exchange or register the transfer of any Note to be redeemed for a period of 15 days after the selection of the Notes to be redeemed; (2) exchange or register the transfer of any Note that was selected, called or is being called for redemption, except the unredeemed portion of any Note being redeemed in part; or (3) exchange or register the transfer of any Note as to which an election for repayment by the holder has been made, except the unrepaid portion of any Note being repaid in part.

We will pay principal of and interest on any certificated notes at the offices of the paying agents we may designate from time to time. Generally, we will pay interest on a note by check on any interest payment date other than at stated maturity or upon earlier redemption or repayment to the person in whose name the note is registered at the close of business on the regular record date for that payment. We will pay principal and interest at stated maturity or upon earlier redemption or repayment in same-day funds against presentation and surrender of the applicable notes.

UNDERWRITING

Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a firm commitment underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount of Notes
Morgan Stanley & Co. LLC	$37,080,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	37,080,000
UBS Securities LLC	37,080,000
Citigroup Global Markets Inc.	4,050,000
Credit Suisse Securities (USA) LLC	4,050,000
J.P. Morgan Securities LLC	4,050,000
Natixis Securities Americas LLC	3,510,000
C. L. King & Associates, Inc.	1,350,000
HRC Investment Services, Inc	1,350,000
Janney Montgomery Scott LLC	1,350,000
Oppenheimer & Co. Inc.	1,350,000
RBC Capital Markets, LLC	1,350,000
Wedbush Morgan Securities Inc.	1,350,000

Total	$135,000,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

We, AIM and AIA have agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Overallotment Option

We have granted an option to the underwriters, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an additional $20,250,000 aggregate principal amount of the Notes offered hereby at the public offering price listed on the cover page of this prospectus supplement, less underwriting discounts and commissions, solely to cover any overallotments, if any. If the underwriters exercise this option, each underwriter will become obligated, subject to conditions contained in the underwriting agreement, to purchase a principal amount of additional Notes proportionate to that underwriter’s initial principal amount reflected in the above table.

Commissions and Discounts

The following table shows the total underwriting discounts and commissions (assuming no exercise of the overallotment option) that we are to pay to the underwriters in connection with this offering.

	Per Note	Total
Public offering price	100.00%	$135,000,000
Underwriting discounts (sales load)	3.15%	$4,252,500
Proceeds, before expenses, to us	96.85%	$130,747,500

The representatives have advised us that the underwriters propose initially to offer the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of 2.00% of the principal amount of the Notes. Any underwriter may allow, and any such dealer may reallow, a concession not in excess of 1.80% of the principal amount of the Notes to certain other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The expenses of the offering, not including the underwriting discount, are estimated at $300,000 and are payable by us.

New Issue of Notes

The Notes are a new issue of securities with no established trading market. We intend to apply to list the Notes on The New York Stock Exchange. If the application is approved, we expect trading in the Notes on The New York Stock Exchange to begin within 30 days after the original issue date. Currently there is no public market for the Notes. We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering. However, they are under no obligation to do so and may in their sole discretion discontinue any market-making activities at any time without any notice. We cannot assure the liquidity of the trading market for the Notes or that an active public market for the Notes will develop. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected. If the Notes are traded, they may trade at a discount from their initial offering price, depending on prevailing interest rates, the market for similar securities, our operating performance and financial condition, general economic conditions and other factors.

Settlement

We expect that delivery of the Notes will be made to investors on or about June 17, 2013, which will be the fifth business day following the date of this prospectus supplement (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes prior to the delivery of the Notes hereunder will be required, by virtue of the fact that the Notes initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery hereunder should consult their advisors.

No Sales of Similar Securities

We have agreed that for a period of 30 days after the date of this prospectus supplement we will not, without first obtaining the prior written consent of the representatives, directly or indirectly, issue, sell, offer to contract or grant any option to sell, pledge, transfer or otherwise dispose of, any debt securities or securities exchangeable for or convertible into debt securities, except for the Notes sold to the underwriters pursuant to the underwriting agreement and any increase in borrowings under our senior secured facility.

Short Positions and Price Stabilization

In connection with the offering, the underwriters may purchase and sell the Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. If any of the underwriters or their affiliates has a lending relationship with us, certain of those underwriters or their affiliates routinely hedge, and certain other of those underwriters or their affiliates may hedge, their credit exposure to us consistent with their customary risk management policies. Typically, these underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their respective affiliates may also make investment recommendations and/ or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We intend to use the proceeds of this offering to repay indebtedness owed under our senior secured facility. See “Use of Proceeds.” The underwriters and their respective affiliates are full service financial institutions engaged in various investment activities. Certain affiliates of the underwriters are lenders under the senior secured facility being repaid and as a result will receive the net proceeds of this offering. Amounts repaid under our senior secured facility will remain available for future borrowings.

The principal business address of Morgan Stanley & Co. is 1585 Broadway, New York, NY 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, NY 10036. The principal business address of UBS Securities LLC is 677 Washington Boulevard, Stamford, CT 06901.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

TRUSTEE, PAYING AGENT, REGISTRAR AND TRANSFER AGENT

U.S. Bank National Association will act as the trustee. The principal business address of U.S. Bank National Association is 100 Wall Street, Suite 1600, New York, NY 10005.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP, Baltimore, MD. Certain legal matters will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, New York, NY. Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law upon the opinion of Venable LLP.

EXPERTS

The financial statements as of March 31, 2013 and 2012 and for each of the three years in the period ended March 31, 2013 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2013 included in this prospectus supplement have been so included in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2013. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2013 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2013 based on the criteria on Internal Control—Integrated Framework issued by COSO.

The effectiveness of the Company’s internal control over financial reporting as of March 31, 2013 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

S-F-2

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Apollo Investment Corporation:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Apollo Investment Corporation (“the Company”) at March 31, 2013 and March 31, 2012, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended March 31, 2013 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 53 of the annual report to shareholders. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at March 31, 2013 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 23, 2013

S-F-3

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	March 31, 2013	March 31, 2012
Assets
Non-controlled/non-affiliated investments, at value (cost—$2,550,091 and $2,642,702, respectively)	$2,414,307	$2,490,672
Controlled investments, at value (cost—$469,210 and $208,882, respectively)	436,092	186,408
Cash	3,902	1,665
Foreign currency (cost—$2,293 and $1,013, respectively)	2,295	1,013
Receivable for investments sold	5,713	19,606
Interest receivable	51,990	54,409
Dividends receivable	2,703	2,898
Deferred financing costs	26,990	17,309
Prepaid expenses and other assets	320	1,283

Total assets	$2,944,312	$2,775,263

Liabilities
Debt (see note 7 & 12)	$1,156,067	$1,009,337
Payable for investments purchased	26,021	—
Dividends payable	40,578	39,409
Management and performance-based incentive fees payable (see note 3)	26,509	24,402
Interest payable	12,012	10,102
Accrued administrative expenses	2,219	3,420
Other liabilities and accrued expenses	3,517	3,362

Total liabilities	$1,266,923	$1,090,032

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 202,891 and 197,043 issued and outstanding, respectively	$203	$197
Paid-in capital in excess of par (see note 2f)	2,933,636	2,886,327
Over-distributed net investment income (see note 2f)	(44,183)	(34,896)
Accumulated net realized loss (see note 2f)	(1,053,080)	(995,426)
Net unrealized depreciation	(159,187)	(170,971)

Total net assets	$1,677,389	$1,685,231

Total liabilities and net assets	$2,944,312	$2,775,263

Net asset value per share	$8.27	$8.55

See notes to financial statements.

S-F-4

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year Ended March 31,
	2013	2012	2011
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$287,032	$313,992	$316,183
Dividends	4,813	6,998	4,713
Other income	16,532	18,505	15,143
From non-controlled/affiliated investments:
Interest	—	899	10,296
From controlled investments:
Interest	9,173	3,746	—
Dividends	14,247	13,444	12,334
Other income	197	—	110

Total Investment Income	$331,994	$357,584	$358,779

EXPENSES:
Management fees (see note 3)	$54,115	$60,321	$59,831
Performance-based incentive fees (see note 3)	39,961	39,651	47,793
Interest and other debt expenses	58,200	66,360	48,025
Administrative services expense	4,389	5,387	5,529
Other general and administrative expenses	7,969	13,123	6,429

Total expenses	164,634	184,842	167,607

Net investment income	$167,360	$172,742	$191,172

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized loss:
Investments and cash equivalents	$(75,644)	$(340,915)	$(144,350)
Foreign currencies	971	(528)	(7,667)

Net realized loss	(74,673)	(341,443)	(152,017)

Net change in unrealized depreciation/appreciation:
Investments and cash equivalents	5,604	74,233	140,227
Foreign currencies	6,180	8,204	1,030

Net change in unrealized depreciation/appreciation	11,784	82,437	141,257

Net realized and unrealized gain (loss) from investments, cash equivalents and foreign currencies	(62,889)	(259,006)	(10,760)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$104,471	$(86,264)	$180,412

EARNINGS GAIN (LOSS) PER SHARE—BASIC (see note 5)	$0.51	$(0.44)	$0.93

EARNINGS GAIN (LOSS) PER SHARE—DILUTED (see note 5)	$0.51	$(0.44)	$0.93

See notes to financial statements.

S-F-5

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Year Ended March 31,
	2013	2012	2011
Increase (decrease) in net assets from operations:
Net investment income	$167,360	$172,742	$191,172
Net realized loss	(74,673)	(341,443)	(152,017)
Net change in unrealized depreciation/appreciation	11,784	82,437	141,257

Net increase (decrease) in net assets resulting from operations	104,471	(86,264)	180,412

Dividends and distributions to stockholders (see note 13):	(162,313)	(204,427)	(218,079)

Capital share transactions:
Net proceeds from shares sold	50,000	—	204,275
Less offering costs	—	(6)	(233)
Reinvestment of dividends	—	14,897	21,850

Net increase in net assets from capital share transactions	50,000	14,891	225,892

Total decrease (increase) in net assets:	(7,842)	(275,800)	188,225
Net assets at beginning of period	1,685,231	1,961,031	1,772,806

Net assets at end of period	$1,677,389	$1,685,231	$1,961,031

Capital share activity
Shares sold	5,847,953	—	17,250,000
Shares issued from reinvestment of dividends	—	1,541,849	2,037,631

Net increase from capital share activity	5,847,953	1,541,849	19,287,631

See notes to financial statements.

S-F-6

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended March 31,
	2013	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$104,471	$(86,264)	$180,412
Adjustments to reconcile net increase (decrease):
PIK interest and dividends	(17,891)	(14,915)	(39,853)
Net amortization on investments	(25,579)	(18,807)	(41,433)
Amortization of deferred financing costs	8,889	10,014	8,393
Increase (decrease) from foreign currency transactions	769	(660)	(7,520)
Net change in unrealized depreciation/(appreciation) on investments, cash equivalents and foreign currencies	(11,784)	(82,437)	(141,257)
Net realized loss on investments, cash equivalents and foreign currencies	74,673	341,443	152,017
Changes in operating assets and liabilities:
Purchase of investments	(1,537,366)	(1,517,735)	(1,070,581)
Proceeds from disposition of investments and cash equivalents	1,337,427	1,657,907	951,168
Decrease (increase) in interest and dividends receivable (see note 2)	2,614	(6,490)	(1,978)
Decrease in prepaid expenses and other assets	963	227	837
Increase (decrease) in management and performance-based incentive fees payable	2,107	(3,151)	1,190
Increase in interest payable	1,910	399	7,571
Decrease (increase) in accrued expenses and other liabilities	(1,046)	1,821	111
Increase (decrease) in payable for investments purchased	26,021	(37,382)	(511,627)
Decrease (increase) in receivables for investments sold	13,893	(6,145)	36,182

Net cash provided used in (provided by) operating activities	$(19,929)	$237,825	$(476,368)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from the issuance of common stock	$50,000	$—	$204,275
Offering costs from the issuance of common stock	—	(6)	(233)
Dividends paid in cash	(161,144)	(204,861)	(190,829)
Proceeds from debt	1,374,940	2,034,652	2,260,795
Payments on debt	(1,221,780)	(2,070,474)	(2,267,076)
Deferred financing costs paid	(18,570)	(810)	(11,785)

Net cash provided by (used in) financing activities	$23,446	$(241,499)	$(4,853)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$3,517	$(3,674)	$(481,221)
Effect of exchange rates on cash balances	2	(2)	(10)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$2,678	$6,354	$487,585

CASH AND CASH EQUIVALENTS, END OF YEAR	$6,197	$2,678	$6,354

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash interest paid during the year	$44,757	$53,407	$29,205

Non-cash financing activities consist of the reinvestment of dividends totaling $0, $14,897 and $21,850, respectively.

See notes to financial statements.

S-F-7

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2013

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.9%	Industry	Par Amount*	Cost	Fair Value(1)
CORPORATE DEBT—138.7%
SECURED DEBT—68.5%
1st Lien Secured Debt—21.9%
Amaya Gaming Group, Inc., L+775, 11/05/15	Consumer Products	$14,813	$14,617	$14,813
ATI Acquisition Company, P+1400 (P+10.00% Cash/4.00% PIK), 6/30/12 *** †	Education	4,676	3,895	500
ATI Acquisition Company, P+900 (P+5.00% Cash/4.00% PIK), 12/30/14 *** †	Education	15,491	12,596	—
Aventine Renewable Energy Holdings, Inc., 12.00%, 9/24/16 †	Chemicals	3,966	3,850	3,866
Aventine Renewable Energy Holdings, Inc., 10.50% Cash or 15.00% PIK, 9/24/17 †	Chemicals	12,102	16,007	9,682
Aveta, Inc., L+825, 12/12/17	Healthcare	69,594	67,607	69,985
Dark Castle Holdings, LLC, L+225, 3/25/13	Media	34,777	11,061	13,260
Delta Educational Systems, Inc., 16.00% (8.00% Cash/8.00% PIK), 12/11/16	Education	5,018	5,018	5,018
Endeavour International, 12.00%, 3/01/18 ‡	Oil and Gas	14,993	14,471	14,421
Evergreen Tank Solutions, Inc., L+800, 9/28/18	Manufacturing	31,600	31,004	31,580
Garden Fresh Restaurant Corp., L+525 (L+475 Cash/0.5% PIK), 6/11/13 †	Retail	2,503	2,503	2,503
Garden Fresh Restaurant Corp., L+625 (L+575 Cash/0.5% PIK), 6/11/13 †	Retail	2,503	2,481	2,503
Miller Energy Resources, Inc., 18.00% (15.00% Cash/3.00% PIK Option), 6/29/17	Energy	45,307	45,307	45,307
Nara Cable Funding Limited, 8.875%, 12/01/18 ¿ ‡	Broadcasting & Entertainment	6,284	5,424	6,497
Osage Exploration & Development, Inc., L+1500, 4/27/15 ‡	Energy	7,000	6,872	7,000
Panda Sherman Power, LLC, L+750, 9/14/18	Power	15,000	14,790	15,338
Panda Temple Power, LLC, L+1000, 7/18/18	Power	25,500	25,031	26,233
Pelican Energy, LLC, 10.00% (7% Cash/3% PIK), 12/31/18 ‡	Energy	8,371	8,176	8,539
Penton Media, Inc., L+400 (L+300 Cash/2.00% PIK), 8/01/14	Printing & Publishing	29,923	27,404	28,876
Spotted Hawk Development LLC, 14.00% (13.00% Cash/ 1.00% PIK), 6/30/16 ‡	Energy	24,003	23,200	22,983
Sunrun Solar Owner IX, LLC, 9.079%, 12/31/24 Financial Services	Energy	1,103	1,053	1,103
Texas Competitive Electric Holdings, 11.50%, 10/01/20 ¿	Utilities	50,000	49,693	37,656

Total 1st Lien Secured Debt			$392,060	$367,663

See notes to financial statements.

S-F-8

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.9%	Industry	Par Amount*	Cost	Fair Value(1)
2nd Lien Secured Debt—46.6%
AI Chem & Cy US AcquiCo, Inc. (Monarch) L+700, 3/20/20 ‡×	Chemicals	$10,000	$9,950	$10,263
Allied Security Holdings, LLC, L+825, 2/02/18	Business Services	31,000	30,764	31,194
Ardent Medical Services, Inc, L+950, 7/02/19	Healthcare	20,000	19,515	20,500
Avaya Inc., 10.5% Cash, 3/01/21 ¿	Telecommunications	16,577	15,835	15,824
Brock Holdings III, Inc., L+825, 3/16/18	Environmental & Facilities Services	27,000	26,579	27,439
Cengage Learning Acquisitions Inc., 12.00%, 6/30/19 ***	Education	69,597	59,918	15,659
Clean Earth, Inc., 13.00%, 8/1/14	Environmental & Facilities Services	25,000	25,000	25,000
Confie Seguros II, L+900, 5/8/19	Consumer Products	15,000	14,711	15,375
EZE Software Group LLC, L+750 3/14/21 ×	Business Services	6,132	6,071	6,270
Garden Fresh Restaurant Corp., L+1175 (L+975 Cash/2.00% PIK), 12/11/13	Retail	47,075	47,790	32,952
GCA Services Group, Inc., L+800, 10/31/20	Environmental & Facilities Services	19,547	19,358	19,596
Grocery Outlet Inc., L+925, 6/17/19	Grocery	10,500	10,296	10,539
Healogics Inc., L+800, 2/05/20	Healthcare	5,000	4,951	5,181
Insight Pharmaceuticals, LLC., L+1175, 8/25/17	Consumer Products	15,448	15,199	15,603
IPC Systems, Inc., L+525, 5/31/15	Telecommunications	44,250	42,752	39,604
Kronos, Inc., L+850, 4/26/20	Electronics	56,358	55,269	59,035
Ozburn-Hessey Holding Company LLC, L+950, 10/11/16	Transportation	25,333	25,309	24,320
PH Holdings LLC, 9.75%, 12/31/17	Homebuilding	20,000	19,631	20,800
Ranpak Corp., L+750, 10/20/17 †	Packaging	85,000	85,000	85,000
Ranpak Corp., E+775, 10/20/17 †	Packaging	€40,000	58,042	51,364
Sedgwick Holdings, Inc., L+750, 5/28/17	Business Services	$15,225	15,072	15,453
SESAC International LLC, L+875, 8/08/19	Broadcasting & Entertainment	4,500	4,433	4,613
Smart & Final Stores LLC, L+925, 11/08/20	Grocery	17,260	16,756	17,929
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/01/17 ‡	Finance	51,079	49,432	52,037
TransFirst Holdings Inc., L+9.75%, 6/27/18	Financial Services	61,250	59,476	62,858
U.S. Renal Care, Inc., L+900, 1/03/20	Healthcare	4,910	4,818	5,008
Valerus Compression Services, LP, 11.50%, 3/26/18	Manufacturing	40,000	40,000	41,200
Vertafore, Inc., L+825, 10/29/17	Business Services	49,260	48,901	50,615

Total 2nd Lien Secured Debt			$830,828	$781,231

TOTAL SECURED DEBT			$1,222,888	$1,148,894

See notes to financial statements.

S-F-9

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.9%	Industry	Par Amount*	Cost	Fair Value(1)
UNSECURED DEBT—70.2%
Advantage Sales & Marketing, Inc., 13.00%, 12/31/18	Grocery	$25,000	$25,000	$25,000
Altegrity, Inc., 0.00%, 8/02/16 ¿ †	Diversified Service	3,545	2,358	1,524
Altegrity, Inc., 11.75%, 5/01/16 ¿ †	Diversified Service	14,639	11,885	10,394
Altegrity, Inc., 12.00%, 11/01/15 ¿ †	Diversified Service	100,000	100,000	89,000
American Tire Distributors, Inc., 11.50%, 06/01/18 ¿	Distribution	25,000	25,000	26,300
Angelica Corporation, 15.00% (12.00% Cash/3.00% PIK), 10/15/16	Healthcare	46,284	46,284	47,210
ATI Acquisition Company, P+1400 (P+10.00% Cash/4.00% PIK), 12/30/15 ***	Education	45,153	37,867	—
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	£25,609	40,643	36,359
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	€15,528	21,507	18,643
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	$80,950	80,892	83,803
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	35,800	35,812	37,023
Ceridian Corp., 11.00%, 3/15/21 ¿ †	Diversified Service	67,500	67,500	72,731
Delta Educational Systems, Inc., 16.00% (10.00% Cash/ 6% PIK), 5/12/17	Education	20,430	20,024	19,143
Denver Parent (Venoco, Inc.), 18.00%, 10/03/15 ¿	Energy	20,000	20,000	23,400
Exova Limited, 10.50%, 10/15/18 ¿ ‡ †	Business Services	£10,000	16,013	16,627
Exova Limited, 10.50%, 10/15/18 ‡†	Business Services	£12,655	17,116	21,041
First Data Corporation, 11.25%, 1/15/21¿ †	Financial Services	$67,000	66,975	69,868
First Data Corporation, 10.625% 06/15/21 †×	Financial Services	10,000	10,000	10,150
Intelsat Bermuda Ltd., 11.25%, 2/04/17 ‡	Broadcasting & Entertainment	44,000	45,153	46,877
Intelsat Bermuda Ltd., 11.50% Cash or 12.50% PIK, 2/04/17 ¿ ‡	Broadcasting & Entertainment	20,000	20,035	21,250
inVentiv Health, Inc., 11.00%, 8/15/18 ¿	Healthcare	160,000	160,000	139,200

See notes to financial statements.

S-F-10

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except shares)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.9%	Industry	Par Amount*	Cost	Fair Value(1)
UNSECURED DEBT—(continued)
Laureate Education, Inc., 12.75%, 8/15/17 ¿ ‡	Education	$53,540	$55,012	$57,823
Lonestar Intermediate Super Holdings (Asurion), LLC, L+950, 9/02/19	Insurance	41,922	41,776	45,223
Molycorp Inc., 10.00%, 6/01/20 ‡	Precious Metals & Minerals	5,158	4,990	5,123
Niacet Corp., 13.00%, 8/28/18	Chemicals	12,500	12,500	12,500
SeaCube Container Leasing Ltd., 11.00%, 4/28/16 ‡	Transportation	50,000	50,000	51,500
Univar Inc., 10.50%, 6/30/18	Distribution	20,000	20,000	20,000
U.S. Security Associates Holdings, Inc., 11.00%, 7/28/18	Business Services	135,000	135,000	139,455
Varietal Distribution, 10.75%, 6/30/17 ¿ †	Distribution	€5,187	6,385	6,994
Varietal Distribution, 10.75%, 6/30/17 ¿ †	Distribution	$22,204	21,837	23,328

TOTAL UNSECURED DEBT			$1,217,564	$1,177,489

TOTAL CORPORATE DEBT			$2,440,452	$2,326,383

STRUCTURED PRODUCTS—0.6%
Westbrook CLO Ltd., Series 2006-1A Class E, L+370, 12/20/20 ‡ ¿	Finance	11,000	$7,367	$9,625

TOTAL STRUCTURED PRODUCTS			$7,367	$9,625

		Shares
PREFERRED EQUITY—0.7%
CA Holding, Inc. (Collect America, Ltd.), Series A ** ‡	Finance	7,961	$788	$1,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK, 05/12/14 ***	Education	12,360	27,685	7,208
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK, (Convertible) ***	Education	332,500	6,863	—
Varietal Distribution Holdings, LLC, Class A, 8.00% PIK	Distribution	3,097	4,885	2,750

TOTAL PREFERRED EQUITY			$40,221	$11,550

EQUITY—3.9%
Common Equity/Interests—3.4%
Accelerate Parent Corp. (American Tire Distributors) **	Distribution	3,125,000	$3,125	$4,160
AHC Mezzanine LLC (Advanstar) **	Media	—	1,063	242
Altegrity Holding Corp. **	Diversified Service	353,399	13,797	1,111
Aventine Renewable Energy Holdings, Inc. **	Chemicals	262,036	4,684	2,347

See notes to financial statements.

S-F-11

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except shares and warrants)

INVESTMENTS IN NON-CONTROLLED/NON-AFFILIATED INVESTMENTS—143.9%	Industry	Shares	Cost	Fair Value(1)
Common Equity/Interests—(continued)
CA Holding, Inc. (Collect America, Ltd.) Series A ** ‡	Finance	25,000	$2,500	$2,498
CA Holding, Inc. (Collect America, Ltd.) Series AA ** ‡	Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica Corporation) **	Healthcare	6,000	6,000	3,059
Explorer Coinvest LLC (Booz Allen) ** ‡	Consulting Services	430	3,322	5,319
Garden Fresh Restaurant Holding, LLC **	Retail	50,000	5,000	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.) **	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (2,3) ** ‡	Manufacturing	—	—	123
JV Note Holdco LLC (DSI Renal Inc.) **	Healthcare	9,303	85	91
Pelican Energy, LLC ** ‡	Energy	—	138	146
Penton Business Media Holdings, LLC **	Printing & Publishing	124	4,950	15,778
RC Coinvestment, LLC (Ranpak Corp.) **	Packaging	50,000	5,000	8,233
Sorenson Communications Holdings, LLC Class A **	Consumer Products	454,828	45	1,990
Univar Inc.**	Distribution	900,000	9,000	11,520
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$59,341	$57,476

		Warrants
Warrants—0.5%
CA Holding, Inc. (Collect America, Ltd.), Common ** ‡	Finance	7,961	$8	—
Fidji Luxco (BC) S.C.A., Common (FCI)(2) ** ‡	Electronics	24,862	250	$5,788
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	45,947	459	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	104,314	1,043	—
Osage Exploration & Development, Inc. ** ‡	Energy	1,496,843	—	1,841
Spotted Hawk Development LLC, Common ** ‡	Energy	54,545	852	1,644

Total Warrants			$2,710	$9,273

TOTAL EQUITY			$62,051	$66,749

Total Investments in Non-Controlled/ Non-Affiliated Investments			$2,550,091	$2,414,307

See notes to financial statements.

S-F-12

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

INVESTMENTS IN CONTROLLED INVESTMENTS—26.0% (4)	Industry	Par Amount*	Cost	Fair Value(1)
CORPORATE DEBT—9.2%
SECURED DEBT—6.7%
1st Lien Secured Debt—6.1%
Merx Aviation Finance Holdings, LLC, 12.00%, 1/09/21	Aviation	$92,000	$92,000	$92,000
Merx Aviation Finance Holdings, LLC, 12.00%, 2/01/21	Aviation	5,303	5,303	5,303
Merx Aviation Finance Holdings, LLC, 12.00% 3/28/21	Aviation	4,684	4,684	4,684

Total 1st Lien Secured Debt			$101,987	$101,987

2nd Lien Secured Debt—0.6%
LVI Services, Inc., 12.50%, 3/06/2018	Environmental & Facilities Services	$10,000	$9,815	$10,000

Total 2nd Lien Secured Debt			$9,815	$10,000

TOTAL SECURED DEBT			$111,802	$111,987

UNSECURED DEBT—2.5%
Playpower Holdings Inc., 14.00% PIK, 12/15/15	Leisure Equipment	€19,064	$25,285	$24,173
Playpower, Inc., 12.50% PIK, 12/31/15	Leisure Equipment	£12,310	18,838	18,458

TOTAL UNSECURED DEBT			$44,123	$42,631

TOTAL CORPORATE DEBT			$155,925	$154,618

STRUCTURED PRODUCTS—10.5%
AIC Credit Opportunity Fund LLC (5)	Finance	—	$48,102	$50,696
Highbridge Loan, Ltd., Preference Shares ** ‡	Finance	$6,174	6,174	6,174
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡ †	Finance	15,075	14,053	13,568
Jamestown CLO I LTD, Class D L+550, 11/05/24 ‡ †	Finance	3,800	3,373	3,537
Jamestown CLO I LTD, Class C L+400, 11/05/24 ‡†	Finance	1,120	1,024	1,109
Kirkwood Fund II LLC, Common Interest ‡	Finance	—	41,067	43,144
MCF CLO I LLC, Membership Interests ‡	Finance	38,918	38,918	38,918
MCF CLO I LLC, Class E Notes L+575, 4/20/23 ‡ †	Finance	13,000	12,278	12,273
Slater Mill Loan Fund LP, Common Stock ‡	Finance	8,375	7,119	6,951

TOTAL STRUCTURED PRODUCTS			$172,108	$176,370

See notes to financial statements.

S-F-13

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands, except shares and warrants)

INVESTMENTS IN CONTROLLED INVESTMENTS—26.0%(4)	Industry	Shares	Cost	Fair Value(1)
EQUITY—6.3%
Common Equity/Interests—6.3%
Generation Brands Holdings, Inc. (Quality Home Brands) **	Consumer Products	9,007	—	$432
Generation Brands Holdings, Inc. Series H (Quality Home Brands) **	Consumer Products	7,500	$2,297	360
Generation Brands Holdings, Inc. Series 2L (Quality Home Brands) **	Consumer Products	36,700	11,242	1,760
LVI Parent Corp. (LVI Services, Inc.) **	Environmental & Facilities Services	14,981	16,096	30,575
Merx Aviation Finance Holdings, LLC **	Aviation	—	33,820	33,820
Playpower Holdings Inc. **	Leisure Equipment	1,000	77,722	38,157

Total Common Equity/Interests			$141,177	$105,104

TOTAL EQUITY			$141,177	$105,104

Total Investments in Controlled Investments			$469,210	$436,092

Total Investments—169.9%(6,7)			$3,019,301	$2,850,399
Liabilities in Excess of Other Assets—(69.9%)				(1,173,010)

Net Assets—100.0%				$1,677,389

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).

(2)	Denominated in foreign currency as indicated.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

See notes to financial statements.

S-F-14

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

(4)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the fiscal year ended March 31, 2013 in these Controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2012	Gross Additions	Gross Reductions	Interest/Dividend/ Other Income	Fair Value at March 31, 2013
Merx Aviation Finance Holdings, LLC, 12.00%, 1/09/21	N/A	$92,000	$—	$2,480	$92,000
Merx Aviation Finance Holdings, LLC, 12.00%, 2/01/21	N/A	5,303	—	103	5,303
Merx Aviation Finance Holdings, LLC, 12.00% 3/28/21	N/A	4,684	—	6	4,684
LVI Services, Inc.,12.50%, 03/06/2018	N/A	9,800	—	916	10,000
Playpower Holdings, Inc., 14.00% PIK	$21,576	3,155	—	3,154	24,173
Playpower, Inc., 12.50% PIK	16,960	2,250	—	2,469	18,458
AIC Credit Opportunity Fund LLC Common Equity	56,034	575	(18,466)	7,422	50,696
Highbridge Loan, Ltd., Preference Shares **‡	N/A	4,410	—	—	6,174
Jamestown CLO I LTD, Subordinated Notes, 11/5/24 ‡†	N/A	14,020	—	34	13,568
Jamestown CLO I LTD, Class D L+550, 11/05/24 ‡†	N/A	3,364	—	101	3,537
Jamestown CLO I LTD, Class C L+400, 11/05/24 ‡†	N/A	1,021	—	23	1,109
Kirkwood Fund II LLC, Common Interest ‡	N/A	41,067	—	—	43,144
MCF CLO I LLC, Membership Interests ‡	N/A	40,385	(1,467)	5,896	38,918
MCF CLO I LLC, Class E Notes L+575, 4/20/23 ‡†	N/A	12,273	—	84	12,273
Slater Mill Loan Fund LP, Common Stock ‡	N/A	7,370	(251)	929	6,951
Generation Brands Holdings, Inc. (Quality Home Brands) Common Equity	130	—	—	—	432
Generation Brands Holdings, Inc. (Quality Home Brands) Series H Common Equity	1,300	—	—	—	360
Generation Brands Holdings, Inc. (Quality Home Brands) Series 2L Common Equity	7,793	—	—	—	1,760
LVI Parent Corp. Common Equity	21,504	—	—	—	30,575
Merx Aviation Finance Holdings, LLC Equity Interest	N/A	33,820	—	—	33,820
Playpower Holdings Inc. Common Equity	61,111	—	—	—	38,157

	$186,408	$275,497	$(20,184)	$23,617	$436,092

See notes to financial statements.

S-F-15

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2013

(in thousands)

As of March 31, 2013, the Company has a 100%, 32%, 32%, 100%, 100%, 32%, 31%, 98%, 97%, and 26% equity ownership interest in AIC Credit Opportunity Fund LLC, Generation Brands Holdings, Inc., LVI Parent Corp., Playpower Holdings Inc., Merx Aviation Financing Holdings LLC, Highbridge Loan, Ltd, Jamestown CLO I Ltd, Kirkwood Fund II LLC, MCF CLO I LLC, and Slater Mill Loan Fund LP, respectively.

(5)	See Note 6.

(6)	Aggregate gross unrealized appreciation for federal income tax purposes is $127,303; aggregate gross unrealized depreciation for federal income tax purposes is $396,790. Net unrealized depreciation is $269,487 based on a tax cost of $3,119,886.

(7)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Facility”). As such these securities are not available as collateral to our general creditors.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security

***	Non-accrual status (see Note 2d)

†	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, and differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

‡	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

×	Denotes a “when issued” security that settled after March 31, 2013.

See notes to financial statements.

S-F-16

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2013
Diversified Service	10.4%
Healthcare	10.2%
Business Services	9.8%
Finance	8.5%
Packaging	5.1%
Financial Services	5.0%
Aviation	4.8%
Transportation	4.6%
Environmental & Facilities Services	4.0%
Energy	3.9%
Education	3.7%
Distribution	3.3%
Leisure Equipment	2.8%
Broadcasting & Entertainment	2.8%
Manufacturing	2.5%
Electronics	2.3%
Telecommunications	1.9%
Grocery	1.9%
Consumer Products	1.8%
Insurance	1.6%
Printing & Publishing	1.6%
Power	1.4%
Chemicals	1.4%
Retail	1.3%
Utilities	1.3%
Homebuilding	0.7%
Oil and Gas	0.5%
Media	0.5%
Consulting Services	0.2%
Precious Metals and Minerals	0.2%

Total Investments	100.0%

See notes to financial statements.

S-F-17

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2012

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.9%	Industry	Par Amount*	Cost	Fair Value (1)
CORPORATE DEBT—139.2%
SECURED DEBT—51.3%
1st Lien Secured Debt—7.5%
Advantage Sales & Marketing, Inc., P+300, 12/17/15 (Revolving loan)	Grocery	$5,500	$2,200	$2,035
ATI Acquisition Company, P+1400 (P+1000 Cash/ 4.00% PIK), 6/30/12*** †	Education	4,494	4,015	3,600
ATI Acquisition Company, P+900 (P+500 Cash/4.00% PIK), 12/30/14*** †	Education	14,889	12,596	—
Aventine Renewable Energy Holdings, Inc., L+850, 12/22/15	Chemicals	24,937	20,009	19,825
Eastman Kodak Company, DIP L+750, 7/20/13	Technology	11,231	11,016	11,427
Grocery Outlet Inc., L+900, 12/15/17	Grocery	18,408	18,408	18,812
Penton Media, Inc., L+400 (L+300 Cash/1.00% PIK), 8/1/14	Printing & Publishing	34,906	29,986	27,794
RBS Holding Company, LLC, L+500, 3/23/17	Business Services	15,840	15,703	9,900
Texas Competitive Electric Holdings Company LLC, 11.50%, 10/1/20 ¿	Utilities	50,000	49,668	32,875

Total 1st Lien Secured Debt			$163,601	$126,268

2nd Lien Secured Debt—43.8%
Advantage Sales & Marketing, Inc., L+775, 6/18/18	Grocery	$58,000	$57,571	$57,855
Allied Security Holdings, LLC, L+750, 2/2/18	Business Services	31,000	30,728	31,233
Asurion Corporation, L+750, 5/24/19	Insurance	78,111	77,959	79,234
Brock Holdings III, Inc., L+825, 3/16/18	Environmental & Facilities Services	39,000	38,302	38,561
Clean Earth, Inc., 13.00%, 8/1/14	Environmental & Facilities Services	25,000	25,000	24,875
Garden Fresh Restaurant Corp., L+975, 12/11/13	Retail	46,600	47,027	47,532
Insight Pharmaceuticals, LLC, L+1175, 8/25/17	Consumer Products	20,000	19,627	19,900
IPC Systems, Inc., L+525, 6/1/15	Telecommunications	44,250	42,170	38,497
Kronos, Inc., L+1000, 6/11/18	Electronics	35,000	35,000	35,700
Ozburn-Hessey Holding Company LLC, L+950, 10/8/16	Transportation	38,000	37,971	30,780
Ranpak Corp., L+750, 10/20/17 †	Packaging	85,000	85,000	82,025
Ranpak Corp., E+775, 10/20/17 †	Packaging	€40,000	58,042	52,602
Sedgwick Holdings, Inc., L+750, 5/26/17	Business Services	$15,225	15,043	15,149
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/1/17 ¿ ‡	Finance	40,000	39,450	39,800
Sheridan Holdings, Inc., L+575 Cash or L+650 PIK, 6/15/15	Healthcare	24,047	23,446	23,518
TransFirst Holdings, Inc., L+600 Cash or L+675 PIK, 6/15/15	Financial Services	19,012	18,372	17,795
Valerus Compression Services, LP, 11.50%, 3/26/18	Manufacturing	40,000	40,000	40,680
Vertafore, Inc., L+825, 10/29/17	Business Services	49,260	48,842	49,383
Wall Street Systems Holdings, Inc., L+750, 6/20/18 ‡	Software	13,000	12,881	13,098

Total 2nd Lien Secured Debt			$752,431	$738,217

TOTAL SECURED DEBT			$916,032	$864,485

See notes to financial statements.

S-F-18

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands)

INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.9%	Industry	Par Amount*	Cost	Fair Value (1)
UNSECURED DEBT—87.9%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650 (GBP L+300 Cash/3.50% PIK), 7/9/17 ‡	Retail	£22,580	$44,368	$33,612
Advantage Sales & Marketing, Inc., 13.00%, 12/31/18	Grocery	$25,000	25,000	24,625
Altegrity Inc., 0.00%, 8/2/16 ¿ †	Diversified Service	3,545	2,087	1,965
Altegrity Inc., 11.75%, 5/1/16 ¿ †	Diversified Service	14,639	11,112	13,907
Altegrity Inc., 12.00%, 11/1/15 ¿ †	Diversified Service	100,000	100,000	100,600
Altegrity Inc., 10.50%, 11/1/15 ¿ †	Diversified Service	13,475	12,387	12,869
American Tire Distributors, Inc., 11.50%, 6/1/18 ¿	Distribution	25,000	25,000	26,450
Angelica Corporation, 15.00% (12.00% Cash/3.00% PIK), 10/15/16	Healthcare	53,343	53,343	52,756
ATI Acquisition Company, P+1400 (P+1000 Cash/ 4.00% PIK), 12/30/15***	Education	43,296	37,867	—
Avaya Inc., 10.125% Cash or 10.875% PIK, 11/1/15	Telecommunications	43,577	40,713	43,468
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	£22,750	35,957	32,078
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17 ‡	Transportation	€13,773	19,138	16,186
Catalina Marketing Corporation, 11.625%, 10/1/17 ¿	Grocery	$27,175	27,157	25,001
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	55,950	55,845	51,334
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	34,300	34,035	31,642
Clearwire Communications, 12.00%, 12/1/15 ¿† ‡	Telecommunications	24,843	24,289	24,595
Clearwire Communications, 14.75%, 12/1/16 ¿† ‡	Telecommunications	1,000	1,000	1,098
Delta Educational Systems, Inc., 14.20% (13.00% Cash/ 1.20% PIK), 5/12/13	Education	19,991	19,828	20,221
Exova Limited, 10.50%, 10/15/18 ¿ ‡	Business Services	£18,000	28,823	25,524
Exova Limited, 10.50%, 10/15/18 ‡	Business Services	17,655	24,942	25,035
FoxCo Acquisition Sub LLC, 13.375%, 7/15/16 ¿	Broadcasting & Entertainment	$26,125	26,620	28,607
Hub International Holdings, 10.25%, 6/15/15 ¿	Insurance	36,232	35,228	37,410
Intelsat Bermuda Ltd., 11.25%, 2/4/17 † ‡	Broadcasting & Entertainment	84,000	86,285	87,570
Intelsat Bermuda Ltd., 11.50% Cash or 12.50% PIK, 2/4/17 † ‡	Broadcasting & Entertainment	20,000	19,500	20,850
inVentiv Health, Inc., 11.00%, 8/15/18	Healthcare	160,000	160,000	144,000
Laureate Education, Inc., 12.75%, 8/15/17 ¿‡	Education	53,540	53,512	57,422
Lonestar Intermediate Super Holdings (Asurion), LLC, L+950, 9/2/19	Insurance	26,922	26,116	27,376
SeaCube Container Leasing Ltd., 11.00%, 4/28/16 ‡	Transportation	50,000	50,000	51,250
Sorenson Communications, Inc., 10.50%, 2/1/15 ¿	Consumer Services	16,500	16,303	13,695
SRA International, Inc., 11.00%, 10/1/19	Consulting Services	25,000	25,000	26,500

See notes to financial statements.

S-F-19

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares)

INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.9%	Industry	Par Amount*	Cost	Fair Value(1)
UNSECURED DEBT—(continued)
The ServiceMaster Company, 10.75% Cash or 11.50% PIK, 7/15/15 ¿	Diversified Service	$15,731	$15,967	$16,596
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15 ¿	Education	120,500	101,356	94,291
Travelport LLC, 9.875%, 9/1/14 † ‡	Business Services	19,779	18,606	12,733
Travelport LLC, L+462.5, 9/1/14 † ‡	Business Services	13,000	10,970	7,150
Univar Inc., 12.00%, 6/30/18	Distribution	78,750	79,652	78,830
U.S. Renal Care, Inc., 13.25% (11.25% Cash/ 2.00% PIK), 6/2/17	Healthcare	50,824	50,824	52,603
U.S. Security Associates Holdings, Inc., 11.00%, 7/28/18	Business Services	135,000	135,000	138,110
Varietal Distribution, 10.75%, 6/30/17 ‡	Distribution	€1,127	1,408	1,497
Varietal Distribution, 10.75%, 6/30/17	Distribution	$22,204	21,773	22,160

TOTAL UNSECURED DEBT			$1,557,011	$1,481,616

TOTAL CORPORATE DEBT			$2,473,043	$2,346,101

STRUCTURED PRODUCTS—0.5%
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20 ¿‡	Finance	$11,000	$7,109	$7,691

TOTAL STRUCTURED PRODUCTS			$7,109	$7,691

		Shares
PREFERRED EQUITY—2.1%
CA Holding, Inc. (Collect America, Ltd.) Series ** ‡	Finance	7,961	$788	$1,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK, 5/12/14	Education	12,360	25,789	26,207
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK (Convertible)	Education	332,500	6,863	3,708
Varietal Distribution Holdings, LLC, 8.00% PIK	Distribution	3,097	4,514	3,141

TOTAL PREFERRED EQUITY			$37,954	$34,648

EQUITY—6.1%
Common Equity/Interests—5.5%
AB Capital Holdings LLC (Allied Security)	Business Services	2,000,000	$2,000	$3,040
Accelerate Parent Corp. (American Tire) **	Distribution	3,125,000	3,125	4,750
AHC Mezzanine LLC (Advanstar) **	Media	—	1,063	279
Altegrity Holding Corp.**	Diversified Service	353,399	13,797	9,063

See notes to financial statements.

S-F-20

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares and warrants)

INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.9%	Industry	Shares	Cost	Fair Value(1)
Common Equity/Interests—(continued)
CA Holding, Inc. (Collect America, Ltd.) Series A ** ‡	Finance	25,000	$2,500	$1,058
CA Holding, Inc. (Collect America, Ltd.) Series AA ** ‡	Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica) **	Healthcare	6,000	6,000	1,729
Explorer Coinvest LLC (Booz Allen) ** ‡	Consulting Services	430	4,300	6,810
Garden Fresh Restaurant Holding, LLC **	Retail	50,000	5,000	7,600
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (2,3) ** ‡	Manufacturing	—	—	208
JV Note Holdco LLC (DSI Renal Inc.)	Healthcare	9,303	85	84
New Omaha Holdings Co-Invest LP (First Data) ** ‡	Financial Services	13,000,000	65,000	24,960
Penton Business Media Holdings, LLC **	Printing & Publishing	124	4,950	8,308
RC Coinvestment, LLC (Ranpak Corp.) ** ‡	Packaging	50,000	5,000	8,535
Sorenson Communications Holdings, LLC Class A **	Consumer Products	454,828	45	1,380
Univar Inc. **	Distribution	900,000	9,000	13,840
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$122,497	$92,503

		Warrants
Warrants—0.6%
CA Holding, Inc. (Collect America, Ltd.), Common **	Finance	7,961	$8	$—
Fidji Luxco (BC) S.C.A., Common (FCI) (2) ** ‡	Electronics	48,769	491	7,619
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	45,947	459	947
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	104,314	1,043	1,163

Total Warrants			$2,099	$9,729

TOTAL EQUITY			$124,596	$102,232

Total Investments in Non-Controlled/ Non-Affiliated Investments			$2,642,702	$2,490,672

See notes to financial statements.

S-F-21

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares)

INVESTMENTS IN CONTROLLED INVESTMENTS—11.0%(4)	Industry	Par Amount*	Cost	Fair Value (1)
CORPORATE DEBT—2.3%
Unsecured Debt—2.3%
Playpower Holdings Inc., 14.00% PIK, 12/15/15	Leisure Equipment	€16,617	$22,129	$21,576
Playpower, Inc., 12.50% PIK, 12/31/15	Leisure Equipment	£10,887	16,367	16,960

Total Unsecured Debt			$38,496	$38,536

TOTAL CORPORATE DEBT			$38,496	$38,536

STRUCTURED PRODUCTS—3.3%
AIC Credit Opportunity Fund LLC (5) ‡	Finance	—	$63,029	$56,034

TOTAL STRUCTURED PRODUCTS			$63,029	$56,034

		Shares
EQUITY—5.4%
Common Equity/Interests—5.4%
Generation Brands Holdings, Inc. (Quality Home Brands) **	Consumer Products	750	$—	$130
Generation Brands Holdings, Inc. Series H (Quality Home Brands) **	Consumer Products	7,500	2,297	1,300
Generation Brands Holdings, Inc. Series 2L (Quality Home Brands) **	Consumer Products	44,957	11,242	7,793
LVI Parent Corp. (LVI Services, Inc.)	Environmental & Facilities Services	14,981	16,096	21,504
Playpower Holdings Inc.	Leisure Equipment	1,000	77,722	61,111

Total Common Equity/Interests			$107,357	$91,838

TOTAL EQUITY			$107,357	$91,838

Total Investments in Controlled Investments			$208,882	$186,408

Total Investments—158.9%(6,7)			$2,851,584	$2,677,080
Liabilities in Excess of Other Assets—(58.9%)				(991,849)

Net Assets—100.0%				$1,685,231

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).

(2)	Denominated in foreign currency as indicated.

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

See notes to financial statements.

S-F-22

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands)

(4)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the fiscal year ended March 31, 2012 in these Controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2011	Gross Additions	Gross Reductions	Interest/Dividend/ Other Income	Fair Value at March 31,2012
Playpower Holdings, Inc., 14.00% PIK	$—	$22,129	$—	$2,195	$21,576
Playpower, Inc., 12.50% PIK	—	16,366	—	1,551	16,960
AIC Credit Opportunity Fund LLC Common Equity	95,212	9,317	20,889	13,444	56,034
Generation Brands Holdings, Inc. (Quality Home Brands) Common Equity	8	—	—	—	130
Generation Brands Holdings, Inc. (Quality Home Brands) Series H Common Equity	77	—	—	—	1,300
Generation Brands Holdings, Inc. (Quality Home Brands) Series 2L Common Equity	379	—	—	—	7,793
LVI Parent Corp. Common Equity	15,892	—	—	—	21,504
Playpower Holdings Inc. Common Equity	—	77,722	—	—	61,111

	$111,568	$125,534	$20,889	$17,190	$186,408

As of March 31, 2012, the Company has a 100%, 32%, 34% and 100% equity ownership interest in AIC Credit Opportunity Fund LLC, Generation Brands Holdings, Inc., LVI Parent Corp. and Playpower Holdings Inc., respectively.

(5)	See Note 6.

(6)	Aggregate gross unrealized appreciation for federal income tax purposes is $85,025; aggregate gross unrealized depreciation for federal income tax purposes is $363,967. Net unrealized depreciation is $278,942 based on a tax cost of $2,956,022.

(7)	Substantially all securities are pledged as collateral to our multicurrency revolving credit facility (the “Senior Secured Facility”). As such these securities are not available as collateral to our general creditors.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security

***	Non-accrual status (see Note 2d)

S-F-23

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands)

†	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

‡	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. The Company monitors the status of these assets on an ongoing basis.

See notes to financial statements.

S-F-24

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2012
Business Services	11.9%
Healthcare	10.3%
Diversified Service	8.9%
Education	7.8%
Distribution	5.6%
Insurance	5.4%
Packaging	5.4%
Broadcasting & Entertainment	5.1%
Transportation	4.9%
Grocery	4.8%
Telecommunications	4.0%
Finance	4.0%
Leisure Equipment	3.7%
Retail	3.3%
Environmental & Facilities Services	3.2%
Electronics	1.6%
Financial Services	1.6%
Manufacturing	1.5%
Printing & Publishing	1.4%
Consulting Services	1.2%
Utilities	1.2%
Consumer Products	1.1%
Chemicals	0.7%
Consumer Services	0.5%
Software	0.5%
Technology	0.4%
Media	0.0%

Total Investments	100.0%

See notes to financial statements.

S-F-25

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, “AIC”, “we”, “us”, or “our”), a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (“the Code”). Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including secured and unsecured loans, mezzanine investments, and/or equity in private middle-market companies. We may also invest in the securities of public companies and structured products such as collateralized loan obligations. Our portfolio is comprised primarily of investments in debt, including secured, unsecured and mezzanine debt of private-middle market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $250 million. Our portfolio also includes equity interests such as common stock, preferred stock, warrants or options.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870,000 from its initial public offering by selling 62 million shares of common stock at a price of $15.00 per share. Since then, and through March 31, 2013, we have raised approximately $1.9 billion in net proceeds from additional offerings of common stock.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Certain industries were reclassified on the Schedule of Investments for March 31, 2012 to conform to the current period’s presentation. Additionally, in the March 31, 2012 Schedule of Investments, secured debt positions were identified as bank debt/senior secured loans and unsecured debt was identified as subordinated debt/corporate notes. The naming of these categories has been updated to reflect the current period presentation. For the fiscal year ended March 31, 2013, approximately $2.3 million of investment income previously classified as investment income from controlled investments was reclassified to investment income from non-controlled/non-affiliated investments.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) Under procedures established by our board of directors, we value investments, including certain secured debt, unsecured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent

S-F-26

pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm, third party pricing services and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in

S-F-27

the valuation process. For the fiscal year ended March 31, 2013, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

Accounting Standards Codification (“ASC”) 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

(c) Gains or losses on investments are calculated by using the specific identification method.

(d) The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company believes that PIK is expected to be realized. For the fiscal year ended March 31, 2013, accrued PIK totaled $20,292, on total investment income of $331,994. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

S-F-28

(e) The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

(f) Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America; accordingly, at March 31, 2013, $17,019 was reclassified on our statement of asset and liabilities between accumulated net realized loss and over-distributed net investment income and $2,684 was reclassified between accumulated over-distributed net investment income and paid-in capital in excess of par. Total earnings and net asset value are not affected.

(g) Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

(h) Securities that have been called by the issuer are recorded at the call price on the call effective date.

(i) In accordance with Regulation S-X, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company has not consolidated special purpose entities through which the special purpose entity acquired and holds investments subject to financing with third parties. At March 31, 2013, the Company did not have any subsidiaries or controlled operating companies that were consolidated. See additional information within note 6.

(j) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gains or losses and unrealized depreciation or appreciation from investments. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(k) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(l) The Company records origination and other expenses related to its debt obligations as deferred financing costs in the Statement of Assets and Liabilities. These expenses are deferred and amortized using the straight-line method over the stated life of the obligation which closely approximates the effective yield method.

S-F-29

(m) The Company records expenses related to shelf filings and applicable offering costs as deferred financing costs in the Statement of Assets and Liabilities. These expenses are charged as a reduction of capital upon utilization, in accordance with the ASC 946-20-25.

(n) The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Recent Accounting Pronouncements

In December 2011, the FASB issued guidance to enhance disclosures about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. Under the amended guidance, an entity is required to disclose quantitative information relating to recognized assets and liabilities that are offset or subject to an enforceable master netting arrangement or similar agreement, including the gross amounts of those recognized assets and liabilities, the amounts offset to determine the net amount presented in the statement of financial position, and the net amount presented in the statement of financial position. With respect to amounts subject to an enforceable master netting arrangement or similar agreement which are not offset, disclosure is required of the amounts related to recognized financial instruments and other derivative instruments, the amount related to financial collateral (including cash collateral), and the overall net amount after considering amounts that have not been offset. The guidance is effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods and retrospective application is required. As the amendments are limited to disclosure only, the adoption of this guidance is not expected to have a material impact on the financial statements of the Company.

In January 2013, the FASB issued an update which includes amendments to clarify that the scope of FASB Accounting Standards Update 2011-11 applies to derivatives, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. For both public and non-public entities that have derivatives accounted for under Topic 815 Derivatives and Hedging, the amendments are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the required disclosures retrospectively for all comparative periods presented. The adoption of this guidance is not expected to have a material impact on the Company’s financial statements.

Note 3. Agreements

The Company has an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”), under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company. For providing these services, the Investment Adviser receives a fee from the Company, consisting of two components—a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of our gross assets, net of payable for investments and cash equivalents purchased at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees

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or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under an administration agreement (the “Administration Agreement”) between the Company and Apollo Investment Administration, LLC (the “Administrator”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. For the time period between April 2, 2012 and March 31, 2014, AIM has agreed to voluntarily waive the management fee and incentive fee on the proceeds of the April 2, 2012 common equity issuance. For the fiscal year ended March 31, 2013, total management fees waived were $1,602. For the fiscal year ended March 31, 2013, total incentive fees waived were $1,183.

The Company pays the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of our cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period.

The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no such fee for the fiscal years ended March 31, 2013, 2012 and 2011. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (“Advisers Act”) or the Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

For the fiscal years ended March 31, 2013, 2012 and 2011, the Company recognized $54,115, $60,321 and $59,831, respectively, in base management fees and $39,961, $39,651 and $47,793, respectively, in performance-based incentive fees. The fees for the fiscal year ended March 31, 2012 reflect a reduction due to a prior payment of an unearned portion of the fees to the Investment Adviser of $2,783, respectively.

For the time period between April 1, 2013 and March 31, 2014, AIM will not be paid the portion of the incentive fee that is attributable to deferred interest, such as PIK, until the Company receives such interest in cash. The accrual of incentive fees shall be reversed if such interest is reversed in connection with any write off or similar treatment of the investment. Upon payment of the deferred incentive fee, AIM will also receive interest on the deferred interest for the period between the date in which the incentive fee is earned and the date of payment. The amount of the deferred fees for the fiscal year ended March 31, 2013 is $3,935.

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The Company has also entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services for the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator and requested to be reimbursed in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs. The Administrator will also provide, on our behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. For the fiscal years ended March 31, 2013, 2012 and 2011 the Company recognized expenses under the Administration Agreement of $4,389, $5,387 and $5,529, respectively.

Note 4. Net Asset Value Per Share

At March 31, 2013, the Company’s net assets and net asset value per share were $1,677,389 and $8.27, respectively. This compares to net assets and net asset value per share at March 31, 2012 of $1,685,231 and $8.55, respectively.

Note 5. Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings (loss) per share, pursuant to ASC 260-10, for the years ended March 31, 2013, 2012 and 2011, respectively:

	Year Ended March 31,
	2013		2012	2011
Earnings per share—basic
Numerator for increase (decrease) in net assets per share:	$104,471		$(86,264)	$180,412
Denominator for basic weighted average shares:	202,875,329		196,583,804	193,192,475
Basic earnings (loss) per share:	0.51		(0.44)	0.93

Earnings per share—diluted
Numerator for increase (decrease) in net assets per share:	$104,471		$(86,264)	$180,412
Adjustment for interest on convertible notes and for incentive fees, net	10,308		10,302	1,883

Numerator for increase (decrease) in net assets per share, as adjusted	$114,779		$(75,962)	$182,295
Denominator for weighted average shares, as adjusted for dilutive effect of convertible notes:	217,423,429		211,131,904	195,823,090
Diluted earnings (loss) per share*:	0.51	*	(0.44)*	0.93

*	In applying the if-converted method, conversion shall not be assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the fiscal year ended March 31, 2013 and March 31, 2012, anti-dilution would total $0.02 and $0.08, respectively.

Note 6. Investments

AIC Credit Opportunity Fund LLC—We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owns three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due

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2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party in principal amount of $39,500 paying interest at the London Interbank Offered Rate (“LIBOR”) plus 1.50%, increasing over time to LIBOR plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. Consequently, the maximum exposure on this investment is the amount of our investment in the Junior Note and any additional collateral we determine to post. During the fiscal year ended March 31, 2012, the Trust sold $47,145 face value of the FDC Loan. As a result of this transaction, as of March 31, 2013, the FDC Loan par balance outstanding is $52,855, the Junior Note balance is $21,472 and the Senior Note balance is $20,283.

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a LIBOR plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at LIBOR plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to LIBOR plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of LIBOR plus 2.0%. As of March 31, 2013, Apollo TXU’s notional exposure to the TXU term loan is $47,471.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that was scheduled to mature in September 2013 and paid interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans paid interest at the rate of LIBOR plus 3% per year and are scheduled to mature in June 2015. During the fiscal year ended March 31, 2013, Apollo Boots sold the entire position of the Boots Term Loans in the amount of €23,383 and £12,465 of principal. At March 31, 2013, there was no outstanding principal balance of the Boots Term Loans.

We do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our statement of assets and liabilities. Our investment in AIC Holdco is valued in accordance with our normal valuation procedures and is based on the values of the underlying assets held by each of Apollo FDC, Apollo TXU and Apollo Boots net of associated liabilities.

The Senior Note, TRS and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Term Loan, the TXU Term Loan or the Boots Term Loans, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time we may provide additional capital to AIC Holdco for purposes of reserving for or funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended

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March 31, 2011, $1,700 of net capital was provided to AIC Holdco. During the fiscal year ended March 31, 2012, $8,712 of net capital was returned to us from AIC Holdco. During the fiscal year ended March 31, 2013, $17,891 of net capital was returned to us from AIC Holdco. The Junior Note and TRS were performing assets as of the date of these financial statements.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2013 and March 31, 2012.

	March 31, 2013	March 31, 2012
Assets
Cash	$10	$15
Apollo FDC (1)	32,981	27,947
Apollo TXU (2)	26,641	26,066
Apollo Boots (3)	—	47,999
Other Assets	2,702	2,886

Total Assets	$62,334	$104,913

Liabilities
Apollo FDC (4)	$—	$—
Apollo TXU (5)	8,936	16,045
Apollo Boots (6)	—	29,948
Other Liabilities	2,702	2,886

Total Liabilities	$11,638	$48,879

Net Assets
Apollo FDC	$32,981	$27,947
Apollo TXU	17,705	10,021
Apollo Boots	—	18,051
Cash and Other	10	15

Total Net Assets	$50,696	$56,034

	Fiscal Year End March 31, 2013	Fiscal Year End March 31, 2012
Net Operating Income (Loss)
Apollo FDC (7)	$5,388	$9,412
Apollo TXU (7)	1,237	2,809
Apollo Boots (7)	745	1,243
Other	(5)	(26)

Total Operating Income	$7,365	$13,438

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	Fiscal Year End March 31, 2013	Fiscal Year End March 31, 2012
Net Realized Gain (Loss)
Apollo FDC	$—	$2,862
Apollo Boots	659	—

Total Net Realized Gain (Loss)	$659	$2,862

Net Change in Unrealized Appreciation/Depreciation
Apollo FDC	$5,034	$(14,484)
Apollo TXU	7,110	(13,126)
Apollo Boots	(244)	(2,852)

Total Net Change in Unrealized Appreciation/Depreciation	$11,900	$(30,462)

Net Income (Loss) (8)
Apollo FDC	$10,422	$(2,210)
Apollo TXU	8,347	(10,317)
Apollo Boots	1,160	(1,609)
Other	(5)	(26)

Total Net Income (Loss)	$19,924	$(14,162)

(1)	Includes fair value of the Junior Note held by Apollo FDC. Cost: $21,472 and $21,472, at March 31, 2013 and March 31, 2012, respectively.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU. Cost: $26,641 and $26,066, at March 31, 2013 and March 31, 2012, respectively.

(3)	Represents fair value of the Boots Term Loans held by Apollo Boots and fair value of receivable for Boots Term Loans sold during the period. Cost of outstanding par was $50,109 at March 31, 2012. There was no outstanding principal balance of the Boots Term loans at March 31, 2013.

(4)	Apollo FDC’s interest in the Trust is subject to a senior note of a separate entity of $20,283 and $20,283 at March 31, 2013 and March 31, 2012, respectively; however, Apollo FDC has no liability for such senior note.

(5)	Represents liability on the TRS held by Apollo TXU.

(6)	Represents liability of Apollo Boots on the Acquisition Loan.

(7)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from (to) the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(8)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized appreciation/ deprecation.

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Investments for the Company

Investments for the Company consisted of the following as of March 31, 2013 and March 31, 2012.

	March 31, 2013		March 31, 2012
	Cost	Fair Value	Cost	Fair Value
Secured Debt	$1,334,690	$1,260,881	$916,032	$864,485
Unsecured Debt	1,261,687	1,220,120	1,595,507	1,520,152
Structured Products	179,475	185,995	70,138	63,725
Preferred Equity	40,221	11,550	37,954	34,648
Common Equity/Interests	200,518	162,580	229,854	184,341
Warrants	2,710	9,273	2,099	9,729

Total Investments	$3,019,301	$2,850,399	$2,851,584	$2,677,080

At March 31, 2013, our investments were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	March 31, 2013	Fair Value Measurement at Reporting Date Using:
Description		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$1,260,881	$—	$620,072	$640,809
Unsecured Debt	1,220,120	—	589,073	631,047
Structured Products	185,995	—	—	185,995
Preferred Equity	11,550	—	—	11,550
Common Equity/Interests	162,580	—	—	162,580
Warrants	9,273	—	—	9,273

Total Investments	$2,850,399	$—	$1,209,145	$1,641,254

At March 31, 2012, our investments were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	March 31, 2012	Fair Value Measurement at Reporting Date Using:
Description		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Secured Debt	$864,485	$—	$—	$864,485
Unsecured Debt	1,520,152	—	—	1,520,152
Structured Products	63,725	—	—	63,725
Preferred Equity	34,648	—	—	34,648
Common Equity/Interests	184,341	—	—	184,341
Warrants	9,729	—	—	9,729

Total Investments	$2,677,080	$—	$—	$2,677,080

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The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2013.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt	Unsecured Debt	Structured Products	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2012	$864,485	$1,520,152	$63,725	$34,648	$184,341	$9,729	$2,677,080
Total realized gains (losses) included in earnings	(29,936)	(11,464)	2,965	—	(42,639)	5,384	(75,690)
Total change in unrealized depreciation / appreciation included in earnings	(22,776)	33,653	12,923	(25,366)	7,575	(1,067)	4,942
Net amortization on investments	9,981	15,183	318	97	—	—	25,579
Purchases, including capitalized PIK	883,188	482,818	126,249	2,171	33,958	852	1,529,236
Sales	(455,911)	(830,372)	(20,185)	—	(25,338)	(5,625)	(1,337,431)
Transfers (1)	(608,222)	(578,923)	—	—	4,683	—	(1,182,462)

Ending Balance, March 31, 2013	$640,809	$631,047	$185,995	$11,550	$162,580	$9,273	$1,641,254

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized depreciation / appreciation relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized depreciation / appreciation on investments in our Statement of Operations.	$(11,447)	$(5,898)	$12,934	$(25,366)	$(31,426)	$542	$(60,661)

(1)	Transfers represent (a) a transfer of $4,683 out of Secured Debt into Common Equity/Interests due to the restructuring of a portfolio company which altered the securities held by the Company and (b) transfers between level 3 and level 2. Transfers are assumed to have occurred at the end of the period. The measurement was reclassified within the fair value hierarchy due to significant inputs that were previously unobservable which became observable given transactions that were observed around the measurement date. There were no transfers between Level 1 and Level 2 fair value measurements during the period shown.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categorizes investments by class as shown above.

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Accumulated PIK income activity for the fiscal year ended March 31, 2013:

Fiscal Year End March 31, 2013
PIK balance at beginning of period	$32,963
Gross PIK income capitalized	17,891
Adjustments due to investment exits	—
PIK income received in cash	(5,196)

PIK balance at end of period	$45,658

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2012.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Secured Debt	Unsecured Debt	Structured Products	Preferred Equity	Common Equity/Interests	Warrants	Total
Beginning Balance, March 31, 2011	$1,013,745	$1,730,656	$28,770	$33,132	$227,771	$16,084	$3,050,158
Total realized gains or losses included in earnings	3,296	(88,271)	—	(102,012)	(161,071)	7,198	(340,860)
Total change in unrealized depreciation/appreciation included in earnings	(54,105)	(102,966)	(3,439)	99,207	139,469	(3,933)	74,233
Net amortization on investments	3,764	13,735	1,113	194	—	—	18,806
Purchases, including capitalized PIK	456,743	984,376	—	4,406	87,125	—	1,532,650
Sales	(631,633)	(944,703)	(18,753)	—	(53,198)	(9,620)	(1,657,907)
Transfer between asset categories within Level 3 (1)	72,675	(72,675)	56,034	(279)	(55,755)	—	—

Ending Balance, March 31, 2012	$864,485	$1,520,152	$63,725	$34,648	$184,341	$9,729	$2,677,080

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized depreciation/appreciation relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized depreciation/appreciation on investments in our Statement of Operations	$(44,272)	$(140,846)	$(925)	$(2,805)	$(28,485)	$1,319	$(216,014)

(1)	There were also no transfers into or out of Level 1 or Level 2 fair value measurements during the period shown.

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The following table provides quantitative information about our Level 3 fair value measurements of our in Accumulated PIK income activity for the fiscal year ended March 31, 2012:

Fiscal Year End March 31, 2012
PIK balance at beginning of period	$165,651
Gross PIK income capitalized	14,915
Adjustments due to investment exits	(87,687)
PIK income received in cash	(59,916)

PIK balance at end of period	$32,963

The following table summarizes the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2013. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant unobservable inputs as they relate to the Company’s determination of fair values.

		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Secured Debt	$32,952	Market Comparable Approach	Comparable Multiple	6.0x - 6.0x (6.0x)
	422,766	Yield Analysis	Discount Rate	8.0% - 18.0% (12.1%)

Unsecured Debt	504,263	Yield Analysis	Discount Rate	10.1% - 25.0% (13.8%)

Structured Products	43,144	Discounted Cash Flow	Discount Rate	13.0% - 13.0% (13.0%)
	6,174	Recent Transactions	Recent Transactions	n/a
	50,697	Net Asset Value	Underlying Assets/ Liabilities	n/a

Preferred Equity	11,550	Market Comparable Approach	Comparable Multiple	4.3x - 10.4x (6.5x)

Common Equity/Interests	33,911	Discounted Cash Flow	Discount Rate	8.0% - 12.5% (12.5%)
	123,081	Market Comparable Approach	Comparable Multiple	2.0x - 10.8x (8.0x)
	123	Net Asset Value	Underlying Assets/ Liabilities	n/a
	146	Yield Analysis	Discount Rate	20.0% - 20.0% (20.0%)
	5,319	Other	Illiquidity/Restrictive discount	7.0% - 7.0% (7.0%)

		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Warrants	7,432	Market Comparable Approach	Comparable Multiple	4.3x - 5.9x (5.4x)
	1,841	Other	Illiquidity/Restrictive discount	20.0% - 20.0% (20.0%)

n/a	— Not applicable

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		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Secured Debt & Structured Products	$1,517,432	Broker quoted	Bid-Ask Spread	n/a

Secured Debt & Structured Products	871,296	Market Rate Approach	Market Interest Rate	7.7% - 16.5% (11.6%)

Equity(1, 2)	232,111	Market Comparable Companies	EBITDA Multiples	4.0x - 15.2x (8.5x)

(1)	Includes $3,600 of certain non-performing debt investments that are valued using equity valuation techniques.

(2)	Excludes $56,241 of equity securities that are valued on the basis of the net asset value of their underlying holdings.

n/a	— Not applicable

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”) comparable multiples and market discount rates. The Company uses EBITDA comparable multiples on its equity securities to determine the fair value of investments. The Company uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The significant unobservable inputs used in the fair value measurement of the structured products include the discount rate applied in the valuation models in addition to default and recovery rates applied to projected cash flows in the valuation models. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.

Note 7. Foreign Currency Transactions and Translations

At March 31, 2013, the Company had outstanding non-US borrowings on its Senior Secured Facility (as defined herein) denominated in Euros and British Pounds. Unrealized appreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound	£5,300	$8,409	$8,048	04/19/2013	$361
Euro	€77,000	103,544	98,876	04/30/2013	4,668
British Pound	£62,000	99,087	94,144	04/30/2013	4,943

		$211,040	$201,068		$9,972

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At March 31, 2012, the Company had outstanding non-US borrowings on its Senior Secured Facility denominated in Euros and British Pounds. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound	£3,000	$4,791	$4,793	04/10/2012	$(2)
Euro	€5,500	7,976	7,324	04/23/2012	652
British Pound	£13,500	21,485	21,570	04/23/2012	(85)
Euro	€63,218	86,951	84,187	04/30/2012	2,764
British Pound	£63,500	101,968	101,753	04/30/2012	215

		$223,171	$219,627		$3,544

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. There were no credits earned during the years ended March 31, 2013, 2012, and 2011.

Note 9. Cash Equivalents

The Company held cash equivalents during the years ended March 31, 2013 and March 31, 2012. There were no cash equivalents held as of March 31, 2013 and March 31, 2012.

Note 10. Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at March 31, 2013 or March 31, 2012.

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Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended March 31, 2013, 2012, 2011, 2010, and 2009:

	Fiscal Year Ended March 31,
	2013		2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of period	$8.55		$10.03	$10.06	$9.82	$15.83

Net investment income	0.83	***	0.88	0.99	1.26	1.48
Net realized and unrealized gain (loss)	(0.31	)***	(1.32)	(0.05)	0.45	(5.74)

Net increase (decrease) in net assets resulting from operations	0.51	***	(0.44)	0.94	1.71	(4.26)
Dividends to stockholders from net investment income (1)	(0.80)		(1.04)	(1.13)	(1.14)	(1.86)
Effect of anti-dilution (dilution)	—	*	— *	0.16	(0.33)	0.11
Offering costs	—	*	— *	— *	— *	— *

Net asset value at end of period	$8.27		$8.55	$10.03	$10.06	$9.82

Per share market value at end of period	$8.36		$7.17	$12.07	$12.73	$3.48

Total return (2)	28.24%		(32.4)%	5.1%	313.0%	(73.90)%

Shares outstanding at end of period	202,891,351		197,043,398	195,501,549	176,213,918	142,221,335

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,677.4		$1,685.2	$1,961.0	$1,772.8	$1,396.1

Ratio of net investment income to average net assets	9.87%		9.77%	10.19%	12.36%	10.71%

Ratio of operating expenses to average net assets (3)	6.28	%**	6.70%	6.37%	7.21%	6.35%
Ratio of interest and other debt expenses to average net assets	3.43%		3.76%	2.56%	1.52%	2.54%

Ratio of total expenses to average net assets (3)	9.71	%**	10.46%	8.93%	8.73%	8.89%

Average debt outstanding	$1,036,780		$1,213,943	$1,072,646	$1,041,084	$1,193,809

Average debt per share	$5.11		$6.18	$5.55	$6.53	$8.56

Portfolio turnover ratio	49.9%		50.6%	33.6%	17.2%	11.2%

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(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Per share amounts reflect total dividends paid divided by average shares for the respective periods.

(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(3)	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets are shown inclusive of the expense offset arrangement (see Note 8). For the years ended March 31, 2013, 2012, 2011, and 2010, there were no credits earned during these periods and as such, there was no effect on the ratio. At March 31, 2009, the ratios were 6.33% and 8.87%, respectively.

*	Represents less than one cent per average share.

**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is shown net of all voluntary management and incentive fee waivers (see note 3). The ratio of annualized operating expenses to average net assets and the ratio of annualized total expenses to average net assets would be 6.44% and 9.87%, respectively, without the voluntary fee waivers.

***	Represent rounded numbers.

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value
Senior Secured Facility
Fiscal 2013	$536,067	$1,137	$—	$551,097
Fiscal 2012	539,337	1,427	—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2013	$270,000	$572	$—	$282,173
Fiscal 2012	270,000	714	—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

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Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Estimated Market Value

2042 Notes
Fiscal 2013	$150,000	$318	$—	$148,920
Fiscal 2012	—	—	—	N/A
Fiscal 2011	—	—	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Convertible Notes
Fiscal 2013	$200,000	$424	$—	$212,000
Fiscal 2012	200,000	529	—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

Note 12. Debt

The Company’s outstanding debt obligations as of March 31, 2013 were as follows:

	March 31, 2013
	Date Issued / Amended	Total Aggregate Principal Amount Committed	Principal Amount Outstanding	Final Maturity Date
Senior Secured Facility	2012	$1,140,000	$536,067	2016
Senior Secured Notes	2010	225,000	225,000	2015
Senior Secured Notes (Series A)	2011	29,000	29,000	2016
Senior Secured Notes (Series B)	2011	16,000	16,000	2018
2042 Notes	2012	150,000	150,000	2042
Convertible Notes	2011	200,000	200,000	2016

Total Debt Obligations		$1,760,000	$1,156,067

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Senior Secured Facility

On May 23, 2012, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Senior Secured Facility”). The Senior Secured Facility extends the lenders’ commitments totaling approximately $1.14 billion through May, 2015, and allows the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1.71 billion. The Senior Secured Facility is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. The final maturity date of the Senior Secured Facility is May 23, 2016. Commencing June 23, 2015, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Senior Secured Facility as of May 23, 2015. Pricing for Alternate Base Rate (ABR) borrowings will be 125 basis points over the applicable Prime Rate and pricing for eurocurrency borrowings will be 225 basis points over the LIBOR Rate. Terms used in the foregoing sentence have the meanings set forth in the Senior Secured Facility. The Senior Secured Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $800,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Senior Secured Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its consolidated subsidiaries, of not less than 2.0:1.0, (d) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before Apollo Investment can incur such additional debt, (e) limitations on liens, (f) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (g) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities), (h) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s consolidated subsidiaries and (i) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Senior Secured Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The remaining capacity under the Senior Secured Facility was $603,933 at March 31, 2013.

Senior Secured Notes

On September 30, 2010, the Company entered into a note purchase agreement with certain institutional accredited investors providing for a private placement issuance of $225,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes issued by Apollo Investment were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on April 4 and October 4, commencing on April 4, 2011.

On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of the Company due September 29, 2016 in the aggregate principal amount of $29,000; and (2) 6.250% Senior Secured Notes, Series B, of the Company due September 29, 2018, in the aggregate principal amount of $16,000. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

2042 Notes

On October 9, 2012, the Company issued $150,000 in aggregate principal amount of 6.625% senior unsecured notes due 2042 for net proceeds of $145,275 (the “2042 Notes”). Interest on the 2042 Notes is paid quarterly on January 15, April 15, July 15 and October 15, at a rate of 6.625% per year, commencing on

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January 15, 2013. The 2042 Notes will mature on October 15, 2042. The Company may redeem the 2042 Notes in whole or in part at any time or from time to time on or after October 15, 2017. The 2042 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior, unsecured indebtedness. The 2042 Notes are listed on The New York Stock Exchange under the ticker symbol “AIB”.

Convertible Notes

On January 25, 2011, the Company closed a private offering of $200,000 aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of the Company’s common stock per $1 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price per share of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of the Company’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As more fully reflected in Note 5, the issuance is to be considered as part of the if-converted method for calculation and statement of diluted EPS.

The average outstanding debt balance was $1,036,780 and $1,213,943 for the fiscal years ended March 31, 2013 and 2012, respectively. The weighted average annual interest cost for the fiscal year ended March 31, 2013 was 4.75%, exclusive of 0.86% for amortization of debt issuance costs. The weighted average annual interest cost for the fiscal year ended March 31, 2012 was 4.64%, exclusive of 0.82% amortization of debt issuance costs. This weighted average annual interest cost reflects the average interest cost for all debt. The maximum amount of debt outstanding during the fiscal years ended March 31, 2013 and 2012 was $1,231,035 and $1,429,163, respectively. As of March 31, 2013, the Company is in compliance with all debt covenants.

Note 13(a). Income Tax Information and Distributions to Stockholders

The tax character of dividends for the fiscal year ended March 31, 2013 was as follows:

Ordinary income	$159,629
Tax Return of Capital	$2,684

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As of March 31, 2013, the components of accumulated losses on a tax basis were as follows(1):

Distributable ordinary income	$—
Capital loss carryforward (2)(3)	(936,167)
Other book/tax temporary differences	(60,510)
Unrealized depreciation	(259,773)

Total accumulated losses	$(1,256,450)

As of March 31, 2013, we had a post-October short-term capital loss deferral of $15,997 which is deemed to arise on April 1, 2013.

(1)	Tax information for the fiscal year ended March 31, 2013 is an estimate and will not be finally determined until the Company files its 2013 tax return in December 2013.

(2)	On March 31, 2013, the Company had net capital loss carryforwards of $36,089, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to shareholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

(3)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of March 31, 2013, the Company had a post-enactment long-term capital loss carryforward of $288,749. This loss is deemed to arise on April 1, 2013.

The tax character of dividends for the fiscal year ended March 31, 2012 was as follows:

Ordinary income	$204,427

As of March 31, 2012, the components of accumulated losses on a tax basis were as follows:

Distributable ordinary income	$906
Capital loss carryforward (1)(2)	(648,651)
Other book/tax temporary differences	(287,148)
Unrealized depreciation	(266,400)

Total accumulated losses	$(1,201,293)

As of March 31, 2012, we had a post-October capital loss deferral of $247,738.

(1)	On March 31, 2012, the Company had net capital loss carryforwards of $37,323, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to shareholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

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(2)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

Note 13(b). Other Tax Information

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2013 eligible for qualified dividend income treatment is 1.54%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2013 eligible for the 70% dividends received deduction for corporate stockholders is 1.54%.

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2012 eligible for qualified dividend income treatment is 2.97%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2012 eligible for the 70% dividends received deduction for corporate stockholders is 2.97%.

Note 14. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations (on a basic, non-diluted basis)		Net Increase (Decrease) In Net Assets From Operations (on a diluted basis)
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2013	84,617	0.42	42,066	0.21	23,755	0.12	65,821	0.32	68,389	0.31
December 31, 2012	83,212	0.41	42,080	0.21	(64,824)	(0.32)	(22,744)	(0.11)	(20,169)	(0.11)
September 30, 2012	83,832	0.41	44,482	0.22	28,554	0.14	73,036	0.36	75,610	0.35
June 30, 2012	80,333	0.40	38,732	0.19	(50,374)	(0.25)	(11,642)	(0.06)	(9,048)	0.06

March 31, 2012	85,196	0.43	41,010	0.21	76,223	0.39	117,233	0.60	119,806	0.57
December 31, 2011	83,815	0.43	38,538	0.20	25,159	0.13	63,697	0.32	66,274	0.31
September 30, 2011	93,981	0.48	45,532	0.23	(312,782)	(1.59)	(267,250)	(1.36)	(264,673)	(1.36)
June 30, 2011	94,592	0.48	47,662	0.24	(47,606)	(0.24)	56	0.00	2,631	0.00

March 31, 2011	94,715	0.48	50,037	0.26	62,014	0.32	112,052	0.57	113,935	0.55
December 31, 2010	94,318	0.48	50,126	0.26	34,378	0.18	84,504	0.43	N/A	N/A
September 30, 2010	91,499	0.47	50,182	0.26	17,984	0.09	68,166	0.35	N/A	N/A
June 30, 2010	78,248	0.42	40,827	0.22	(125,137)	(0.67)	(84,310)	(0.45)	N/A	N/A

Note 15. Commitments and Contingencies

As of March 31, 2013, the Company had outstanding commitments with banks to purchase secured term loans and unsecured bridge loans in the aggregate amount of $105,000. AIC’s commitments are subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary shareholder, regulatory and other applicable approvals.

As of May 23, 2013 the outstanding commitments with banks to purchase secured term loans and unsecured bridge loans in the aggregate was $220,000.

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The Company had unfunded commitments on senior loans as of March 31, 2013 of $59,281. The Company also had unfunded commitments on senior loans of $82,667 which require the borrower to meet certain performance thresholds before the Company is obligated to fulfill the commitments and those performance thresholds were not met as of March 31, 2013.

Note 16. Subsequent Events

The Board of Directors declared a dividend of $0.20 per share for the first fiscal quarter of 2014, payable on July 5, 2013 to stockholders of record as of June 20, 2013.

On May 20, 2013, we issued 21.85 million shares of our common stock at $8.60 per share (or $8.342 per share net proceeds before estimated expenses), raising $181.9 million of net proceeds. Apollo Investment Management, L.P. (“AIM”), our investment adviser, has agreed to waive the base management and incentive fees associated with the incremental shares issued in the offering through March 31, 2014.

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$1,500,000,000

Common Stock

Preferred Stock

Warrants

Debt Securities

Units

Subscription Rights

Purchase Contracts

Apollo Investment Corporation is a closed-end, non-diversified management investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including senior secured loans, and/or equity in private middle market companies. From time to time, we may also invest in the securities of public companies. We fund a portion of our investment with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

Apollo Investment Management, L.P., an affiliate of Apollo Global Management, LLC, a leading global alternative investment manager, serves as our investment adviser. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings, together or separately, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” The last reported closing price for our common stock on September 12, 2012 was $8.09 per share.

This prospectus, and the accompanying prospectus supplement, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 9 West 57th Street, New York, NY 10019 or by calling us collect at (212) 515-3450 or on our website at www.apolloic.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk and is highly speculative. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 8 of this prospectus.

We invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk”, have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is September 14, 2012.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. If applicable, the prospectus supplement will identify any selling stockholders acting under the terms of certain registration rights agreements we may enter into from time to time. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management”, “AIM” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” or “AIA” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

APOLLO INVESTMENT

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including senior secured loans, subordinated and mezzanine investments and/or equity in private middle market companies. From time to time, we may also invest in the securities of public companies.

Our portfolio is comprised primarily of investments in subordinated debt, sometimes referred to as mezzanine debt, and senior secured loans of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $300 million. From time to time our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities. Most of the debt instruments we invest in are unrated or rated below investment grade, which is an indication of having predominantly speculative characteristics with respect to the capacity to pay interest and principal, such securities are often referred to as “junk.” See “Risk Factors—Risks Related to Our Investments.”

AIM is our investment adviser and an affiliate of Apollo Global Management, LLC, and its consolidated subsidiaries (“AGM”). AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2012, we invested $1.5 billion in 21 new and 18 existing portfolio companies through a combination of primary and secondary market purchases. This compares to investing $1.1 billion in 21 new and 18 existing portfolio companies for the previous fiscal year ended March 31,

2011. Investments sold or prepaid during the fiscal year ended March 31, 2012 totaled $1.6 billion versus $977 million for the fiscal year ended March 31, 2011. The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio as of March 31, 2012 at our current cost basis were 10.2%, 12.7% and 11.9%, respectively. At March 31, 2011, the yields were 9.0%, 13.1% and 11.6%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our available capital base changes. At March 31, 2012, our net portfolio consisted of 62 portfolio companies and was invested 30% in senior secured loans, 60% in subordinated debt, 1% in preferred equity and 9% in common equity and warrants measured at fair value versus 69 portfolio companies invested 33% in senior secured loans, 58% in subordinated debt, 1% in preferred equity and 8% in common equity and warrants at March 31, 2011.

Since our initial public offering in April 2004 and through March 31, 2012, invested capital totaled $8.8 billion in 166 portfolio companies. Over the same period, we completed transactions with more than 100 different financial sponsors. A financial sponsor is a term commonly used to refer to private equity investment firms, particularly those private equity firms that engage in leveraged buyout transactions.

At March 31, 2012, 67% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 33% or $0.8 billion is floating rate debt, measured at fair value. On a cost basis, 65% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 35% or $0.9 billion is floating rate debt. At March 31, 2011, 59% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 41% or $1.2 billion was floating rate debt. On a cost basis, 60% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 40% or $1.1 billion is floating rate debt.

ABOUT APOLLO INVESTMENT MANAGEMENT

AIM, our investment adviser, is led by a dedicated team of investment professionals. The investment committee of AIM currently consists of Marc Rowan, a Senior Managing Director of AGM; James C. Zelter, our Chief Executive Officer and a Vice President of the general partner of AIM; Edward Goldthorpe, our President, Chief Investment Officer and a Partner of AIM; Eileen Patrick, Executive Vice President of Corporate Strategy; Justin Sendak, a Partner of AIM; Phil Guerin, a Partner of AIM; Greg Beard, Head of Natural Resources at AGM; and Bret Leas, Senior Portfolio Manager of Structured Credit at AGM. The participation of Greg Beard and Bret Leas in the decision making activity of the investment committee are limited to their respective areas of investment expertise within AGM. The composition of the investment committee of AIM may change from time to time. In 2012, Edward Goldthorpe began his term as our President and as Chief Investment Officer of AIM and Eileen Patrick began her term as our Executive Vice President of Corporate Strategy in 2012. Additionally, Phil Guerin, Greg Beard and Bret Leas increased their participation in the investment committee of AIM in 2012. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 150 companies since inception.

ABOUT APOLLO INVESTMENT ADMINISTRATION

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

OPERATING AND REGULATORY STRUCTURE

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of AGM and its affiliates. AIM is an investment adviser that is registered under the Investment Advisers Act of 1940, or the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee. See “Management—Investment Advisory and Management Agreement.”

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. For more information, see “Material U.S. Federal Income Tax Considerations.”

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value in certain circumstances where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes to not reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by, or under the direction of, our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms, and the audit committee. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value as determined in good faith by the board of directors.

Due to the inherent uncertainty of determining the fair value of our investments, the value of our investments may differ significantly from the values that would have been used had a readily available market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness incurred under our senior credit facility.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of investments in long-term subordinated debt, referred to as mezzanine debt, and senior secured loans of private middle-market companies, and from time to time includes equity interests such as common stock, preferred stock, warrants or options. Pending such investments, we will use the net proceeds of an offering to invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our credit facility or for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”

DIVIDENDS ON COMMON STOCK

We intend to continue to distribute quarterly dividends to our common stockholders, however, we may not be able to maintain the current level of dividend payments, due to including, but not limited to, regulatory requirements. Our quarterly dividends, if any, will be determined by our board of directors. We expect that our distributions to shareholders generally will be from accumulated net investment income and from net realized capital gains, as applicable, although a portion may represent a return of capital. For more information, see “Dividends.”

DIVIDENDS ON PREFERRED STOCK

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing in order to “opt-out” of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, debt securities, units, subscription rights, purchase contracts or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”

CONTINUED USE OF LEVERAGE

The availability of leverage depends upon the economic environment. Given current market conditions, there can be no assurance that we will be able to utilize leverage as anticipated, if at all, and we may determine or be required to reduce or eliminate our leverage over time. The current global economic environment, the potential systemic risk arising from illiquidity and rapid de-leveraging in the financial system at large may continue to contribute to market volatility and may have long-term effects on the U.S. and international financial markets. We cannot predict how long the financial markets and economic environment will continue to be affected by these events and cannot predict the effects of these or similar events.

OUR CORPORATE INFORMATION

Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY 10019, respectively. Our common stock is quoted on The Nasdaq Global Select Market under the symbol “AINV.” Our Internet website address is www.apolloic.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that the percentage indicated for “Other expenses” in the table below is an estimate and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Apollo Investment,” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses (as a percentage of offering price)	—	(2)

Total common stockholder transaction expenses (as a percentage of offering price)	—	(3)

Annual expenses (as percentage of net assets attributable to common stock) (4):
Management fees	3.58	%(5)
Incentive fees payable under investment advisory and management agreement	2.35	%(6)
Interest and other debt expenses on borrowed funds	3.94	%(7)
Other expenses	1.10	%(8)

Total annual expenses (9)	10.97	%(5,6,7,8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These dollar amounts are based upon the assumption that our annual operating expenses (other than performance-based incentive fees) and leverage would remain at the levels set forth in the table above. Transaction expenses are not included in the following example. In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$85	$245	$393	$721

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the incentive fee under the investment advisory and management agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

Assuming, however, that the incentive fee under the investment advisory and management agreement is earned and payable, the following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$106	$301	$472	$819

These examples and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan per share are included in “Other expenses.”

(4)	“Net assets attributable to common stock” equals net assets as of March 31, 2012.

(5)	The contractual management fee is calculated at an annual rate of 2.00% of our average total assets. Annual expenses are based on current fiscal year amounts. For more detailed information about our computation of average total assets, please see Note 3 of our financial statements dated March 31, 2012 included in this prospectus.

(6)

Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2012. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20%

of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(7)	Our interest and other debt expenses are based on current fiscal year amounts. As of March 31, 2012, we had $715 million available and $539 million in borrowings outstanding under our $1.254 billion credit facility and $1.009 billion of total debt outstanding. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

(8)	Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 6.49% of total assets. For a presentation and calculation of total annual expenses based on total assets, see page 40 of this base prospectus.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below and those set forth under the caption “Recent Developments” in the accompanying prospectus supplement. You should carefully consider these risk factors, together with all of the other information included in this base prospectus and accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set out below and in the accompanying prospectus supplement are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, units, subscription rights, purchase contracts or warrants may decline, and you may lose all or part of your investment.

CERTAIN RISKS IN THE CURRENT ENVIRONMENT

To the extent applicable, the prospectus supplement used in connection with any offering of securities under this prospectus will highlight or discuss certain risk factors that may be more significant in the business environment at the time of such offering.

Capital markets have for the last few years been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which have had, and may in the future have, a negative impact on our business and operations.

The global capital markets have been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Although these conditions have ameliorated to some extent, they could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which as of the date of this prospectus apply to us, as a BDC we are generally not able to issue additional shares of our common stock at a price less than net asset value without general approval by our shareholders, which we currently have, and approval of the specific issuance by our board of directors. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Not withstanding the amended and restated credit facility we recently executed (the “Amended & Restated Facility”), which, among other things, extended the final maturity of some of our indebtedness until May 2016, market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the extreme volatility and dislocation that the capital markets have experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. Recent significant changes in the capital markets affecting our ability to raise capital have affected the pace of our investment activity. In addition, significant changes in the capital markets, including the extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. Due to such disruptions, we have recently experienced capital losses on certain of our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, has recently had, and may continue to have, a material adverse impact on our business, financial condition or results of operations.

The instability in the financial markets has led the U.S. federal government to take a number of unprecedented actions and pass legislation designed to regulate and support certain financial institutions and numerous segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission (“CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. The regulations adopted to date by these regulators have not had a material adverse effect on our business. However, several significant rulemaking initiatives have not been completed and these could have the effect of reducing liquidity or otherwise adversely affecting us or our investments. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce our profitability. The implementation of the Dodd-Frank Act could also adversely affect us by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase our exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on us and on AIM, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Additionally, federal, state, foreign and other governments, their regulatory agencies or self regulatory organizations may take actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of our portfolio companies. Furthermore, volatile financial markets can expose us to greater market and liquidity risk and potential difficulty in valuing securities.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect us or our portfolio companies. Changing approaches to regulation may have a negative impact on the entities in which we invest. Legislation or regulation may also change the way in which we are regulated. There can be no assurance that the Dodd-Frank Act or any future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair our ability to achieve our investment objective.

The recent downgrade of the U.S. credit rating and uncertainty about the financial stability of several countries in the European Union (“EU”) could have a significant adverse effect on our business, results of operations and financial condition.

Due to long-term federal budget deficit concerns, on August 5, 2011 S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history. This downgrade could lead to subsequent downgrades by S&P, as well as to downgrades by the other two major credit rating agencies, Moody’s and Fitch Ratings. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price and our financial performance.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these EU “peripheral nations” to continue to service their sovereign debt obligations. Despite assistance packages to Greece, Ireland and Portugal, the creation of a joint EU-IMF European Financial Stability Facility in May 2010, and a recently announced plan to expand financial assistance to Greece, uncertainty over the outcome of the EU governments’ financial support programs and worries about sovereign finances persist. Risks and ongoing concerns about the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. There can be no assurance that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, nor can there be any assurance that future assistance packages will be available or, even if provided, will be sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding the economic recovery continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We may suffer credit losses.

Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, as the US and many other economies have experienced. See “Risks Related to Our Investments.”

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.

We depend on the diligence, skill and network of business contacts of the senior management of AIM. Members of our senior management may depart at any time. For a description of the senior management team, see “Management.” We also depend, to a significant extent, on AIM’s access to the investment professionals and partners of Apollo and the information and deal flow generated by the Apollo investment professionals in the course of their investment and portfolio management activities. The senior management of AIM evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of the senior management team of AIM. The departure of any of our senior managers, senior managers of AIM, or of a significant number of the investment professionals or partners of Apollo, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that AIM will remain our investment adviser or that we will continue to have access to Apollo’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on AIM’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of AIM’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of AIM has substantial responsibilities under the investment advisory and management agreement, and with respect to certain members, in connection with their roles as officers of other Apollo funds.

They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we and AIM need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other BDCs and, to the extent they provide an alternative form of financing, private equity funds. Competition for investment opportunities intensifies from time to time and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC generally is satisfied if we distribute at least 90% of our “investment company taxable income” (generally, our ordinary income and the excess, if any, of our net short-term capital gains over our net long-term capital losses), if any, to our stockholders on an annual basis. To the extent we use debt financing, we are subject to certain asset coverage ratio requirements and other financial covenants under loan and credit agreements, and could in some circumstances also become subject to such requirements under the 1940 Act, that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us to the IRS. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if, for example, we receive warrants in connection with the making of a loan or pay-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and typically due at the end of the loan term or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments and could be significant relative to our overall investment activities. Loans structured with these features may represent a higher level of credit risk than loans the interest on which must be paid in cash at regular intervals. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, including for investments with PIK provisions or original issue discount. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations in order to meet distribution and/or leverage requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Although, we do not intend to issue preferred stock within one year of the date of this prospectus. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to maintain asset coverage above the 200% level. If that happens, the contractual arrangements governing these securities may require us to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

BDCs may issue and sell common stock at a price below net asset value per share only in limited circumstances, one of which is during the one-year period after stockholder approval. In the past, our stockholders have approved a plan so that during the subsequent 12 month period we could, in one or more public or private offerings of our common stock, sell or otherwise issue shares of our common stock at a price below the then current net asset value per share, subject to certain conditions including parameters on the level of permissible dilution, approval of the sale by a majority of our independent directors and a requirement that the sale price be not less than approximately the market price of the shares of our common stock at specified times, less the expenses of the sale. We may in the future seek to renew such authority on terms and conditions set forth in the corresponding proxy statement. There is no assurance such approvals will be obtained.

In the event we sell, or otherwise issue, shares of our common stock at a price below net asset value per share, existing stockholders will experience net asset value dilution and the investors who acquire shares in such offering may thereafter experience the same type of dilution from subsequent offerings at a discount. For example, if we sell an additional 10% of our common shares at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1000 of net asset value.

In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

We are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the value of our common stock than if we did not use debt. Our ability to pay dividends will be restricted if we fail to satisfy certain of our asset coverage ratios and other financial covenants and any amounts that we use to service our indebtedness are not available for dividends to our common stockholders.

The agreements governing certain of our debt instruments require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage and minimum shareholders’ equity. As of March 31, 2012, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our portfolio may increase in the future. Absent an amendment to our revolving credit facility, continued unrealized depreciation in our investment portfolio could result in non-compliance with certain covenants.

Accordingly, there are no assurances that we will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the debt holders, could accelerate repayment under the instruments and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends.

Our current and future debt securities are and may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Our currently outstanding convertible securities have, and any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders and debt holders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money, and may issue preferred stock to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay dividends on preferred stock and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. Interest rate hedging activities do not protect against credit risk. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in LIBOR would affect our investment income over a one-year horizon by approximately one cent per average share which we would not view as material. In addition, we believe that our interest rate matching strategy and our ability to hedge mitigates the effects any changes in interest rates may have on our investment income. Although management believes that this is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase or decrease in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rates we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

Our business requires a substantial amount of additional capital to grow because we must distribute most of our income.

Our business requires a substantial amount of additional capital. We have issued equity securities and have borrowed from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to maintain our regulated investment company status. As a result, any such cash earnings may not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are not publicly traded. The fair value of these investments may not be readily determinable. We value these investments quarterly at fair value (based on ASC 820, its corresponding guidance and the principal markets in which these investments trade) as determined in good faith by our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Our board of directors utilizes the services of independent valuation firms to aid it in determining the fair value of these investments. The types of factors that may be considered in fair value pricing of these investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to more liquid securities, indices and other market-related inputs, discounted cash flow, our principal market and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a readily available market for these investments existed and may differ materially from the amounts we realize on any disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of these investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets have resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Apollo has material non-public information regarding such portfolio company.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We have applied for an exemptive order from the SEC that would permit us and certain of our affiliates, including investment funds managed by our affiliates, to co-invest. Any such order will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our affiliates, including investment funds managed by our affiliates, will be permitted to co-invest, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

There are significant potential conflicts of interest which could adversely affect our investment returns.

Allocation of Personnel

Our executive officers and directors, and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that, notwithstanding the difference in principal investment objectives between us and other Apollo funds, such other Apollo sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Apollo affiliates or AIM itself), have and may from time to time have overlapping investment objectives with us and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by us. To the extent such other investment vehicles have overlapping investment objectives, the scope of opportunities otherwise available to us may be adversely affected and/or reduced. As a result, certain partners of AIM may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Apollo funds. In addition, in the event such investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, AIM our desired investment portfolio may be adversely affected. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by AIM or investment managers affiliated with AIM.

No Information Barriers

There are no information barriers amongst Apollo and certain of its affiliates. If AIM were to receive material non-public information about a particular company, or have an interest in investing in a particular company, Apollo or certain of its affiliates may be prevented from investing in such company. Conversely, if Apollo or certain of its affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, we may be prevented from investing in such company.

This risk may affect us more than it does other investment vehicles, as AIM generally does not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. AIM’s decision not to implement these barriers could prevent its investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, AIM could in the future decide to establish information barriers, particularly as its business expands and diversifies.

Co-Investment Activity and Allocation of Investment Opportunities

AIM and/or its affiliates (“Apollo”) and investment managers may determine that an investment is appropriate both for us and for one or more other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

Apollo has adopted allocation procedures that are intended to ensure that each fund or account managed by Apollo (“Apollo-advised funds”) is treated in a manner that, over time, is fair and equitable. Allocations generally are made on a pro rata basis. In certain circumstances, the allocation policy provides for the allocation of investments pursuant to a predefined arrangement that is other than pro rata. As a result, in situations where a security is appropriate for us but is limited in availability, we may receive a lower allocation than may be desired by our portfolio managers or no allocation if Apollo believes the investment is more appropriate for a different Apollo-advised fund because of its investment mandate. Investment opportunities may be allocated on a basis other than pro rata to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among us and the other Apollo-advised funds, we may not be able to structure our investment portfolio in the manner desired. Although Apollo endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that the other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than we do. From time to time, we and the other Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

Apollo and its clients may pursue or enforce rights with respect to an issuer in which we have invested, and those activities may have an adverse effect on us. As a result, prices, availability, liquidity and terms of our investments may be negatively impacted by the activities of Apollo or its clients, and transactions for us may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Fees and Expenses

In the course of our investing activities, we pay management and incentive fees to AIM, and reimburse AIM for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of AIM has interests that differ from those of our common stockholders, giving rise to a conflict.

AIM receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee will not be payable to AIM unless the pre-incentive net investment income exceeds the performance threshold. To the extent we or AIM are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide AIM with an incentive to induce our portfolio companies to prepay interest or other obligations in certain circumstances.

Allocation of Expenses

We have entered into a royalty-free license agreement with Apollo, which we recently amended and restated, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor.

In the past following periods of volatility in the market price of a company’s securities, securities class action litigation has, from time to time, been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations, could negatively affect the profitability of our operations or of our portfolio companies.

We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. We intend to give the SEC prior notice should our board of directors elect to amend our bylaws to repeal the exemption from the Control Share Acquisition Act.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may choose to pay dividends in our own common stock, in which case you may be required to pay federal income taxes in excess of the cash dividends you receive.

We may distribute taxable dividends that are payable in cash and shares of our common stock at the election of each stockholder. Under IRS Revenue Procedure 2010-12, up to 90% of any such taxable dividend for a RIC’s taxable years ending on or before December 31, 2011 could be payable in our common stock with the 10% or greater balance paid in cash. Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends in cash and common stock (whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise). For a more detailed discussion, see “Dividends.”

Climate Change.

There is evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies engaged in the energy business in more pipelines and other infrastructure to serve increased demand. Increases in the cost of energy also could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Each of our investment adviser and administrator have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

Each of our investment adviser and administrator has the right, under our investment management agreement and administration agreement, respectively, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser or our administrator resigns, we may not be able to find a replacement or hire internal management or administration with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities or our internal administration activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates or our administrator and its affiliates. Even if we are able to retain comparable management or administration, whether internal or external, the integration of such management or administration and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies are risky, and you could lose all or part of your investment.

Investment in middle-market companies is speculative and involves a number of significant risks including a high degree of risk of credit loss. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

We invest primarily in various forms of debt investments, including senior secured loans, subordinated and mezzanine investments and/or equity in private middle market companies and we may not realize gains from our equity investments.

Mezzanine loans are generally unsecured and junior to other indebtedness of the issuer. As a consequence the holder of a mezzanine loan may lack adequate protection in the event the issuer becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the issuer defaults on its indebtedness. In addition, mezzanine loans of middle market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

Senior secured loans are the most senior form of indebtedness of an issuer and, due to the ability of the lender to sell the collateral to repay its loan in the event of default, the lender will likely experience more favorable recovery than more junior creditors in the event of the issuer defaults on its indebtedness.

When we invest in mezzanine and senior secured loans, we have and may continue to acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods if we are required to write down the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.
A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

When we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of AIM’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies.

If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than public company competitors, which often are larger. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce AIM to make certain investments, including speculative investments.

The incentive fee payable by us to AIM may create an incentive for AIM to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to AIM is determined, which is calculated separately in two components as a percentage of the net investment income (subject to a performance threshold) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock pursuant to this prospectus. In addition, AIM receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on net investment income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, AIM may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to AIM also may create an incentive for AIM to invest on our behalf in instruments that have a deferred interest feature such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, while a portion of this incentive fee would be based on income that we have not yet received in cash and with respect to which we do not have a formal claw-back right against our investment adviser per se, the amount of accrued income to the extent written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment. However, AIM has agreed to waive the receipt of incentive fees related to PIK through March 31, 2014.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to AIM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of AIM as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay AIM incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, increases in interest rates may increase the amount of incentive fees we pay to our investment adviser even though our performance relative to the market has not increased.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks are likely to be more pronounced for investments in companies located in emerging markets and particularly for middle-market companies in these economies.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

Hedging transactions may expose us to additional risks.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

RISKS RELATED TO MATURITY OF OUR DEBT INSTRUMENTS

Our senior secured revolving credit facility begins maturing in May 2016 and any inability to renew, extend or replace our senior secured revolving credit facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

We maintain a senior secured multi-currency revolving credit facility with a group of lenders, under which we had approximately $539 million of indebtedness outstanding at March 31, 2012. The previously outstanding credit facility was amended on May 23, 2012 pursuant to an amended and restated facility (the “Amended & Restated Facility”). Our lenders’ obligation to make new loans or other extensions of credit under the Amended & Restated Facility cease on May 23, 2015, and the Amended & Restated Facility has a final stated maturity date of May 23, 2016. In addition, commencing on June 23, 2015, we are required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Amended & Restated Facility as of May 23, 2015. There can be no assurance that we will be able to renew, extend or replace the Amended & Restated Facility upon the termination of the lenders’ obligations to make new loans or the Amended & Restated Facility’s final maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Amended & Restated Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Facility at the time of the termination of the lenders’ obligations to make new loans or the Amended & Restated Facility’s final maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our senior secured notes and our senior unsecured convertible notes have maturity dates over the course of the next several years, and any inability to replace or repay our senior secured notes or our senior unsecured convertible notes could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

On September 30, 2010, we entered into a note purchase agreement, providing for a private placement issuance of $225 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On January 25, 2011, we closed a private offering of $200 million aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes bear interest at an annual rate of 5.75% and will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. On September 29, 2011, we closed a private offering of $45 million aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, due September 29, 2016 in the aggregate principal amount of $29 million; and (2) 6.250% Senior Secured Notes, Series B, due September 29, 2018, in the aggregate principal amount of $16 million. There can be no assurance that we will be able to replace the Senior Secured Notes, the Convertible Notes or the Notes upon their maturity on terms that are favorable to us, if at all. Our ability to replace the Senior Secured Notes, the Convertible Notes or the Notes will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace or repay the Senior Secured Notes, the Convertible Notes or the Notes at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

RISKS RELATED TO ISSUANCE OF OUR PREFERRED STOCK

An investment in our preferred stock should not constitute a complete investment program.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

Investing in our securities involves a high degree of risk and is highly speculative.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income in cash to obtain tax benefits as a RIC.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

Finally, if more stockholders opt to receive cash dividends rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make cash dividend payments.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict with any assurance whether the shares offered hereby will trade at, above, or below net asset value.

Investigations and reviews of Apollo affiliates’ use of placement agents could harm our reputation, depress our stock price or have other negative consequences.

While we have not, to date, raised any funds through the use of placement agents (other than through the ordinary course engagement of underwriters, from time to time, in connection with the public offering of our securities), affiliates of AIM sometimes use placement agents to assist in marketing certain of the investment funds that they manage. Various state attorneys general and federal and state agencies have initiated industry-wide investigations into the use of placement agents in connection with the solicitation of investments, particularly with respect to investments by public pension funds. Certain affiliates of AGM have received subpoenas and other requests for information from various government regulatory agencies and investors in AGM’s funds, seeking information regarding the use of placement agents. The California Public Employees’ Retirement System, (“CalPERS”), one of AGM’s strategic investors, announced on October 14, 2009, that it had initiated a special review of placement agents and related issues. The report of the CalPERS special review was issued on March 14, 2011. That report does not allege any wrongdoing on the part of AGM or its affiliates. In addition, on May 6, 2010, the California Attorney General filed a civil complaint against Alfred Villalobos and his company, Arvco Capital Research, LLC (a placement agent that AGM has used) and Federico Buenrostro Jr., the former CEO of CalPERS, alleging conduct in violation of certain California laws in connection with CalPERS’ purchase of securities in various funds managed by AGM and another asset manager. No AGM entity is a party to the civil lawsuit, nor does the lawsuit allege any misconduct on our part or on the part of AIM or AGM. Likewise, on April 23, 2012, the United States Securities and Exchange Commission filed a lawsuit alleging securities fraud on the part of Arvco, as well as Messrs. Buenrostro and Villalobos, in connection with their activities concerning certain CalPERS investments in funds managed by AGM. This lawsuit also does not allege wrongdoing on the part of AGM, and in fact alleges that AGM was defrauded by Arvco, Villalobos, and Buenrostro. Finally, on December 29, 2011, the United States Bankruptcy Court for the District of Nevada approved an application made by Mr. Villalobos, Arvco and related entities (the “Arvco Debtors”) in their consolidated bankruptcy proceedings to hire Special Litigation Counsel to pursue certain claims on behalf of the bankruptcy estates of the Arvco Debtors, including potential claims against AGM (a) for fees that AGM purportedly owes the Arvco Debtors for placement agent services, and (b) for indemnification of legal fees and expenses arising out of the Arvco Debtors’ defense of the California Attorney General action described above. AGM has informed us that it believes it has handled its use of placement agents in an appropriate manner and that it is cooperating with such investigations and other reviews. Any unanticipated developments from these or future investigations or changes in industry practice may adversely affect AGM’s business (including with respect to AIM) or indirectly thereby, our business. Even if these investigations or changes in industry practice do not directly or indirectly affect AGM’s or our respective businesses, adverse publicity could harm our reputation and may cause us to lose existing investors, fail to gain new investors, depress our stock price or have other negative consequences.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of AIM’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

If you do not fully exercise your subscription rights in any rights offering of our common stock, your interest in us may be diluted and, if the subscription price is less than our net asset value per share, you may experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights to acquire shares of our common stock, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of the rights offering, own a smaller proportional interest in us than would be the case if they fully exercised their rights.

In addition, if the subscription price is less than the net asset value per share of our common stock, a stockholder who does not fully exercise its subscription rights may experience an immediate dilution of the aggregate net asset value of its shares as a result of the offering.

We would not be able to state the amount of any such dilution prior to knowing the results of the offering. Such dilution could be substantial. See “Sales of Common Stock Below Net Asset Value.”

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio is comprised primarily of investments in subordinated debt, sometimes referred to as mezzanine debt, and senior secured loans of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $300 million. Pending our investments in new debt investments, we plan to invest a portion of the net proceeds from an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment, to reduce then-outstanding obligations under our debt instruments, or for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DIVIDENDS

We intend to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. We expect that our distributions to shareholders generally will be from accumulated net investment income and from cumulative net realized capital gains, as applicable, although a portion may represent a return of capital.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, we have substantial net capital loss carryforwards and consequently do not expect to generate cumulative net capital gains in the foreseeable future. We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy certain other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), issued by the IRS (the “Revenue Procedure”), the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

The following table lists the quarterly dividends per share from our common stock for the past two fiscal years.

Declared Dividends
Fiscal Year Ended March 31, 2012
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

Fiscal Year Ended March 31, 2011
Fourth Fiscal Quarter	$0.28
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

SELECTED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the fiscal years ended March 31, 2012, 2011, 2010, 2009 and 2008 are derived from our financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	For the Year Ended March 31, (dollar amounts in thousands, except per share data)
Statement of Operations Data:	2012	2011	2010	2009	2008
Total Investment Income	$357,584	$358,779	$340,238	$377,304	$357,878
Net Expenses (including excise taxes)	$184,842	$167,607	$140,828	$170,973	$156,272
Net Investment Income	$172,742	$191,172	$199,410	$206,331	$201,606
Net Realized and Unrealized Gains (Losses)	$(259,006)	$(10,760)	$63,880	$(818,210)	$(235,044)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(86,264)	$180,412	$263,290	$(611,879)	$(33,438)

Per Share Data:
Net Asset Value	$8.55	$10.03	$10.06	$9.82	$15.83
Net Investment Income	$0.88	$0.99	$1.26	$1.48	$1.82
Net Increase (Decrease) in Net Assets Resulting from Operations (Basic and Diluted)	$(0.44)	$0.93	$1.65	$(4.39)	$(0.30)
Distributions Declared	$1.04	$1.12	$1.10	$1.82	$2.07

Balance Sheet Data:
Total Assets	$2,775,263	$3,148,813	$3,465,116	$2,548,639	$3,724,324
Debt Outstanding	$1,009,337	$1,053,443	$1,060,616	$1,057,601	$1,639,122
Total Net Assets	$1,685,231	$1,961,031	$1,772,806	$1,396,138	$1,897,908

Other Data:
Total Return (1)	(32.4)%	5.1%	313.0%	(73.9)%	(17.5)%
Number of Portfolio Companies at Year End	62	69	67	72	71
Total Portfolio Investments for the Year	$1,480,508	$1,085,601	$716,425	$434,995	$1,755,913
Investment Sales and Prepayments for the Year	$1,634,520	$977,493	$451,687	$339,724	$714,225
Weighted Average Yield on Debt Portfolio at Year End	11.9%	11.6%	11.8%	11.7%	12.0%
Weighted Average Shares Outstanding at Year End (Basic) (2)	196,584	193,192	159,369	139,469	112,050

(1)	Total return is based on the change in market price per share and takes into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan.

(2)	Weighted Average Shares Outstanding on a diluted basis for the fiscal year ended March 31, 2012 were 211,132. Weighted Average Shares Outstanding on a diluted basis for the fiscal year ended March 31, 2011 were 195,823. For the fiscal years ended 2010, 2009, and 2008, basic and diluted weighted average shares were the same.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, we have a general obligation to update to reflect material changes in our disclosures and you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

OVERVIEW

We were incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. We commenced operations on April 8, 2004 upon completion of our initial public offering that raised $870 million in net proceeds selling 62 million shares of our common stock at a price of $15.00 per share. Since then, and through March 31, 2012, we have raised approximately $1.9 billion in net proceeds from additional offerings of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies. “ Pursuant to rules adopted by the SEC, “eligible portfolio company” includes certain public companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

Revenue

We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark: LIBOR, EURIBOR, GBP LIBOR, or the prime rate. Interest on debt securities is generally payable quarterly or semiannually and while U.S. subordinated debt and corporate notes typically accrue interest at fixed rates, some of our investments may include zero coupon and/or step-up bonds that accrue income on a constant yield to call or maturity basis. In addition, some of our investments provide for PIK interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue from other sources, such as commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•

expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including independent registered public accounting and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing, offering and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organizational costs; and

•

all other expenses incurred by us or AIA in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

The SEC requires that “Total annual expenses” be calculated as a percentage of net assets in the chart on page 6 rather than as a percentage of total assets. Total assets includes net assets as of March 31, 2012 and assets that have been funded with borrowed monies (leverage). For reference, the below chart illustrates our “Total annual expenses” as a percentage of total assets:

Annual expenses (as percentage of total assets):
Management fees	2.00	%(1)
Incentive fees payable under investment advisory and management agreement	1.43	%(2)
Interest and other debt expenses on borrowed funds	2.39	%(3)
Other expenses	0.67	%(4)

Total annual expenses	6.49	%(1,2,3,4)

(1)	The contractual management fee is calculated at an annual rate of 2.00% of our average total assets. Annual expenses are based on current fiscal year amounts. For more detailed information about our computation of average total assets, please see Note 3 of our financial statements dated March 31, 2012 included in this base prospectus.

(2)	Assumes that annual incentive fees earned by our investment adviser, AIM, remain consistent with the incentive fees earned by AIM for the fiscal year ended March 31, 2012. AIM earns incentive fees consisting of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 1 above). Accordingly, we pay AIM an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement” in this base prospectus.

(3)	Our interest and other debt expenses are based on current fiscal year amounts. As of March 31, 2012, we had $0.715 billion available and $0.539 billion in borrowings outstanding under our $1.254 billion credit facility. For more information, see “Risk Factors—Risks relating to our business and structure—We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this base prospectus.

(4)	Includes our estimated overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under the administration agreement. See “Management—Administration Agreement” in this base prospectus.

Portfolio and Investment Activity

During our fiscal year ended March 31, 2012, we invested $1.5 billion across 21 new and 18 existing portfolio companies through a combination of primary and secondary market purchases. This compares to investing $1.1 billion in 21 new and 18 existing portfolio companies for the previous fiscal year ended March 31, 2011. Investments sold or prepaid during the fiscal year ended March 31, 2012 totaled $1.6 billion versus $977 million for the fiscal year ended March 31, 2011.

At March 31, 2012, our net portfolio consisted of 62 portfolio companies and was invested 30% in senior secured loans, 60% in subordinated debt, 1% in preferred equity and 9% in common equity and warrants measured at fair value versus 69 portfolio companies invested 33% in senior secured loans, 58% in subordinated debt, 1% in preferred equity and 8% in common equity and warrants at March 31, 2011.

The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio as of March 31, 2012 at our current cost basis were 10.2%, 12.7% and 11.9%, respectively. At March 31, 2011, the yields were 9.0%, 13.1%, and 11.6%, respectively.

Since our initial public offering in April 2004 and through March 31, 2012, invested capital totaled $8.8 billion in 166 portfolio companies. Over the same period, we also completed transactions with more than 100 different financial sponsors. A financial sponsor is a term commonly used to refer to private equity investment firms, particularly those private equity firms that engage in leveraged buyout transactions.

At March 31, 2012, 67% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 33% or $0.8 billion is floating rate debt, measured at fair value. On a cost basis, 65% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 35% or $0.9 billion is floating rate debt. At March 31, 2011, 59% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 41% or $1.2 billion was floating rate debt. On a cost basis, 60% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 40% or $1.1 billion is floating rate debt.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

Under procedures established by our board of directors, we value investments, including certain senior secured debt, subordinated debt, and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered in the valuation process of independent valuation firms. For the fiscal year ended March 31, 2012, there was no change to our valuation techniques and related inputs considered in the valuation process.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. We adopted ASU 2011-04 on January 1, 2012.

Revenue Recognition

We record interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point we believe PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. We do not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if we again believe that PIK is expected to be realized. For the fiscal year ended March 31, 2012, accrued PIK totaled $17.3 million, on total investment income of $357.6 million. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

RESULTS OF OPERATIONS

Results comparisons are for the fiscal years ended March 31, 2012, March 31, 2011 and March 31, 2010.

Investment Income

For the fiscal years ended March 31, 2012, 2011 and 2010, gross investment income totaled $357.6 million, $358.8 million and $340.2 million, respectively. The decrease in gross investment income from fiscal year 2011 to fiscal year 2012 was primarily due to a decrease in the size of the income-producing portfolio as compared to the previous fiscal year and was partially offset by an increase in the weighted average portfolio yield as well as an increase in other income. The increase in gross investment income from fiscal year 2010 to fiscal year 2011 was primarily due to an increase in the size of the income-producing portfolio as compared to the previous fiscal year.

Expenses

Net expenses totaled $184.8 million, $167.6 million and $139.6 million, respectively, for the fiscal years ended March 31, 2012, 2011 and 2010, of which $100.0 million, $107.6 million and $103.9 million, respectively, were base management fees and performance-based incentive fees and $66.4 million, $48.0 million and $24.5 million, respectively, were interest and other debt expenses. Administrative services and other general and administrative expenses totaled $18.5 million, $12.0 million and $11.2 million, respectively, for the fiscal years ended March 31, 2012, 2011 and 2010. Net expenses consist of base investment advisory and management fees, insurance expenses, administrative services fees, legal fees, directors’ fees, audit and tax services expenses, and other general and administrative expenses. The increase in net expenses from fiscal 2011 to fiscal 2012 was primarily due to an increase in interest and other debt expenses as our net weighted average annual interest cost increased by approximately 100 basis points. This increase was due to the impact of fixed rate debt issuances. Additionally, during fiscal 2012 there were net non-recurring general and administrative expenses that totaled over $4 million. The increase in net expenses from fiscal 2010 to fiscal 2011 was primarily due to an increase in interest and other debt expenses as we added new sources of capital that increased our weighted average annual interest cost. Accrued excise tax expenses totaled $0, $0, and $1.2 million for the fiscal years ended March 31, 2012, 2011 and 2010.

Net Investment Income

Our net investment income totaled $172.7 million, $191.2 million and $199.4 million, or $0.88, $0.99, and $1.26, on a per average share basis, respectively, for the fiscal years ended March 31, 2012, 2011 and 2010.

Net Realized Losses

We had investment sales and prepayments totaling $1.6 billion, $977 million and $452 million, respectively, for the fiscal years ended March 31, 2012, 2011 and 2010. Net realized losses for the fiscal years ended March 31, 2012, 2011, and 2010 were $341.4 million, $152.0 million and $473.0 million, respectively. Net realized losses incurred during fiscal year 2012 were primarily derived from the exits of select investments, specifically Grand Prix Holdings, which accounted for over $273 million of the realized loss totals, but also included Playpower Holdings, TL Acquisitions and FSC Holdings, among others. The realized losses incurred upon the exit of these investments reversed out previously reported unrealized losses. Net realized losses incurred during fiscal years 2011 and 2010 were primarily related to sales and restructurings of certain underperforming portfolio companies such as American Safety Razor, LVI Services and Pacific Crane Maintenance Company, various portfolio optimization measures, and our liquidity management strategy during the financial crisis early in the 2010 fiscal year.

Net Unrealized Appreciation (Depreciation) on Investments, Cash Equivalents and Foreign Currencies

For the fiscal years ended March 31, 2012, 2011 and 2010 net change in unrealized appreciation on our investments, cash equivalents, foreign currencies and other assets and liabilities totaled $82.4 million, $141.3 million and $536.9 million, respectively. Net unrealized appreciation for fiscal 2012 included the reclassification of over $273 million of previously recognized unrealized depreciation on our investment in Grand Prix Holdings to a realized loss. This reclassification was offset by generally weaker capital market conditions as compared to the year ago period. Net unrealized appreciation for fiscal 2011 and 2010 was primarily due to the recognition of realized losses which reversed unrealized depreciation, net changes in specific portfolio company fundamentals, and improving capital market conditions.

Net Increase (Decrease) in Net Assets From Operations

For the fiscal year ended March 31, 2012, we had a net decrease in net assets resulting from operations of $86.3 million. For the fiscal years ended March 31, 2011 and 2010, we had a net increase in net assets resulting from operations of $180.4 million and $263.3 million, respectively. For the year ended March 31, 2012, basic and diluted losses per average share were $0.44. For the years ended March 31, 2011 and 2010, basic and diluted earnings per average share were $0.93 and $1.65, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are generated and generally available through periodic follow-on equity and debt offerings, our senior secured, multi-currency $1.254 billion revolving credit facility maturing on April 12, 2013 (see note 12 within the Notes to Financial Statements and “Recent Events” on page 44) (the “Facility”), our senior secured notes, investments in special purpose entities in which we hold and finance particular investments on a non-recourse basis, as well as from cash flows from operations, investment sales of liquid assets and prepayments of senior and subordinated loans and income earned from investments. We also have investments in our portfolio that contain PIK provisions. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, we capitalize the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. In order to maintain our status as a RIC, this non-cash source of income must be paid out to stockholders annually in the form of dividends, even though we have not yet collected the cash. For the fiscal year ended March 31, 2012, accrued PIK totaled $17.3 million, on total investment income of $357.6 million. At March 31, 2012, we had $539 million in borrowings outstanding on its Facility and $715 million of unused capacity. As of March 31, 2012, aggregate lender commitments under the Facility that was replaced by the Amended & Restated Facility total $1.254 billion.

On September 30, 2010, we entered into a note purchase agreement, providing for a private placement issuance of $225 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes will be due semi-annually on April 4 and October 4, commencing on April 4, 2011. The proceeds from the issuance of the Senior Secured Notes were primarily used to reduce other outstanding borrowings and/or commitments on our Facility.

On January 25, 2011, we closed a private offering of $200 million aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of our common stock per $1,000 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of our common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

On August 11, 2011, we adopted a plan for the purpose of repurchasing up to $200 million of our common stock in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934. Our plan was designed to allow us to repurchase our shares both during our open window periods and at times when we otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by us will have the authority under the terms and limitations specified in the plan to repurchase shares on our behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. While the portion of the plan reliant on Rule 10b-18 remains in effect, the portion reliant on Rule 10b5-1 is subject to periodic renewal and is not currently in effect. As of March 31, 2012, no shares have been repurchased.

On September 29, 2011, we closed a private offering of $45 million aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, due September 29, 2016 in the aggregate principal amount of $29 million; and (2) 6.250% Senior Secured Notes,

Series B, due September 29, 2018, in the aggregate principal amount of $16 million. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Cash Equivalents

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. (See note 2(m) within the accompanying financial statements.) At the end of each fiscal quarter, we consider taking proactive steps utilizing cash equivalents with the objective of enhancing our investment flexibility during the following quarter, pursuant to Section 55 of the 1940 Act. More specifically, we may purchase U.S. Treasury bills from time-to-time on the last business day of the quarter and typically close out that position on the following business day, settling the sale transaction on a net cash basis with the purchase, subsequent to quarter end. We may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our Facility, as we deem appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. There were no cash equivalents held as of March 31, 2012.

Contractual Obligations

	Payments due by Period as of March 31, 2012 (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Senior Secured Revolving Credit Facility (1)	$539	$—	$539	$—	$—
Senior Secured Notes	$270	$—	$—	$254	$16
Unsecured Notes	$200	$—	$—	$200	$—

(1)	At March 31, 2012, $715 million remained unused under our Facility.

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which AIM has agreed to serve as our investment adviser, and the administration agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other. Please see note 3 within our financial statements for more information.

Off-Balance Sheet Arrangements

As of March 31, 2012, we had two outstanding commitments with two banks to purchase unsecured bridge loans in the aggregate amount of $80 million. Our commitments were subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary shareholder, regulatory and other applicable approvals. Subsequent to March 31, 2012, such unsecured bridge loan commitments were extinguished with the permanent placement of high yield securities.

We also have a commitment to fund a revolving senior loan in the amount of $5.5 million. As of March 31, 2012, $3.3 million of this revolving senior loan remained unfunded.

AIC Credit Opportunity Fund LLC

We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owns three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39.5 million in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39.5 million (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39.5 million paying interest at Libor plus 1.50%, increasing over time to Libor plus 2.0%. The Trust used the aggregate $79 million proceeds to acquire $100 million face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. Consequently, the maximum exposure on this investment is the amount of our investment in the Junior Note and any additional collateral we determine to post. During the fiscal year ended March 31, 2012, we sold $47.145 million face value of the FDC Loan. As a result of this transaction, as of March 31, 2012, the FDC Loan balance is $52.855 million, the Junior Note balance is $21.472 million and the Senior Note balance is $20.283 million.

In the second of these investments, in June 2008 we invested through AIC Holdco $11.375 million in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50 million notional amount of a Libor plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at Libor plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to Libor plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of Libor plus 2.0%.

In the third of these investments, in September 2008 we invested through AIC Holdco $10.022 million in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23.383 million and £12.465 million principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40.876 million equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

We do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our statement of assets and liabilities. Our investment in AIC Holdco is valued in accordance with our normal valuation procedures and is based on the values of the underlying assets held by each of Apollo FDC, Apollo TXU and Apollo Boots net of associated liabilities.

The Senior Note, TRS and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Term Loan, the TXU Term Loan or the Boots Term Loans, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time we may provide additional capital to AIC Holdco for purposes of reserving for or funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended March 31, 2009, we provided $18.48 million in additional net capital to AIC Holdco. During the fiscal year ended March 31, 2010, $9.336 million of net capital was returned to us from AIC Holdco. During the fiscal year ended March 31, 2011, $1.7 million of net capital was provided to AIC Holdco. During the fiscal year ended March 31, 2012, $8.712 million of net capital was returned to us from AIC Holdco. The Junior Note, TRS and Boots Term Loans were performing assets as of the date of these financial statements.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2012 and March 31, 2011 (all dollar amounts in table and accompanying footnotes in thousands).

	March 31, 2012	March 31, 2011
Assets
Cash	$15	$—
Apollo FDC[1]	27,947	60,458
Apollo TXU[2]	26,066	16,749
Apollo Boots[3]	47,999	52,084
Other Assets	2,886	5,141

Total Assets	$104,913	$134,432

Liabilities
Apollo FDC[4]	$—	$—
Apollo TXU[5]	16,045	2,919
Apollo Boots[6]	29,948	31,181
Other Liabilities	2,886	5,120

Total Liabilities	$48,879	$39,220

Net Assets
Apollo FDC	$27,947	$60,458
Apollo TXU	10,021	13,830
Apollo Boots	18,051	20,903
Other	15	21

Total Net Assets	$56,034	$95,212

	Fiscal Year End March 31, 2012	Fiscal Year End March 31, 2011
Net Operating Income (Loss)
Apollo FDC[7]	$9,412	$10,286
Apollo TXU[7]	2,809	1,154
Apollo Boots[7]	1,243	939
Other	(26)	(24)

Total Operating Income	$13,438	$12,355
Net Realized Gain

Apollo FDC	$2,862	$—

Net Change in Unrealized Gain (Loss)
Apollo FDC	$(14,484)	$16,208
Apollo TXU	(13,126)	2,909
Apollo Boots	(2,852)	2,560

Total Net Change in Unrealized Gain (Loss)	$(30,462)	$21,677

Net Income (Loss)[8]
Apollo FDC	$(2,210)	$26,494
Apollo TXU	(10,317)	4,063
Apollo Boots	(1,609)	3,499
Other	(26)	(24)

Total Net Income (Loss)	$(14,162)	$34,032

(1)	Represents fair value of the Junior Note held by Apollo FDC. Cost: $21,472 and $39,500, respectively.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU. Cost: $26,066 and $16,749, respectively.

(3)	Represents fair value of the Boots Term Loans held by Apollo Boots. Cost: $50,109 and $50,109, respectively.

(4)	Apollo FDC’s interest is subject to a senior note of a separate entity of $20,283 and $39,500, respectively; however, Apollo FDC has no liability for such senior note.

(5)	Represents liability on the TRS held by Apollo TXU.

(6)	Represents liability of Apollo Boots on the Acquisition Loan.

(7)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from (to) the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(8)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized gain (loss).

Dividends

Dividends paid to stockholders for the fiscal years ended March 31, 2012, 2011 and 2010 totaled $204.4 million or $1.04 per share, $218.1 million or $1.12 per share, and $181.4 million or $1.10 per share, respectively. Tax characteristics of all dividends will be reported to shareholders on Form 1099 after the end of the calendar year. Our quarterly dividends, if any, will be determined by our board of directors.

The following table summarizes our quarterly dividends paid to stockholders for the fiscal years ended March 31, 2012, 2011 and 2010, respectively:

Declared Dividends
Fiscal Year Ending March 31, 2012
Fourth Fiscal Quarter	$0.20
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

Fiscal Year Ending March 31, 2011
Fourth Fiscal Quarter	$0.28
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.28

Fiscal Year Ending March 31, 2010
Fourth Fiscal Quarter	$0.28
Third Fiscal Quarter	$0.28
Second Fiscal Quarter	$0.28
First Fiscal Quarter	$0.26

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare dividends if we default under certain provisions or fail to satisfy other conditions. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may not be able to meet the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the dividends to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies is treated as taxable income and accordingly, distributed to stockholders.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), issued by the IRS (the “Revenue Procedure”), the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

Recent Events

On April 2, 2012, we announced that an indirect subsidiary of Apollo Global Management, LLC purchased approximately $50 million, or approximately 5,900,000 newly issued shares, of our common stock, at an estimated NAV per share of $8.45. The final number of shares issued was 5,847,953, based on the NAV as of March 31, 2012 of $8.55 per share. AIM is waiving the base management and incentive fees associated with this equity capital for a one year period.

On April 4, 2012, we made a $40.4 million equity investment in a newly launched senior loan fund being managed by an affiliate of Madison Capital Funding LLC (“Madison Capital”). The loan vehicle purchased from Madison Capital an existing pool of senior secured loans to middle market companies in the United States with approximately $250 million of combined face value. These loans were originated by Madison Capital between April 2011 and March 2012.

On May 14, 2012, we amended and restated our royalty-free license agreement with Apollo.

On May 23, 2012, we amended and restated our senior secured, multi-currency, revolving credit facility (the “Amended & Restated Facility”). The Amended & Restated Facility extends the lenders’ commitments totaling approximately $1.14 billion through May, 2015, and allows us to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1.71 billion. The final maturity date of the Amended & Restated Facility is May 23, 2016. Commencing June 23, 2015, we are required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Amended & Restated Facility as of May 23, 2015. Pricing for Alternate Base Rate (ABR) borrowings will be 125 basis points over the applicable Prime Rate and pricing for eurocurrency borrowings will be 225 basis points over the LIBO Rate. Terms used in the foregoing sentence have the meanings set forth in the Amended & Restated Facility.

Effective on May 23, 2012, Gregory W. Hunt is our Chief Financial Officer and Treasurer.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. During the fiscal year ended March 31, 2012, many of the loans in our portfolio had floating interest rates. These loans are usually based on floating LIBOR and typically have durations of one to six months after which they reset to current market interest rates. As the percentage of our U.S. mezzanine and other subordinated loans increase as a percentage of our total investments, we expect that more of the loans in our portfolio will have fixed rates. We also have a revolving credit facility that is based on floating LIBOR rates. Assuming no changes to our balance sheet as of March 31, 2012, a hypothetical one percent increase in LIBOR on our floating rate assets and liabilities would decrease our earnings by approximately one cent per average share over the next twelve months. Assuming no changes to our balance sheet as of March 31, 2012, a hypothetical one percent decrease in LIBOR on our floating rate assets and liabilities would increase our earnings by approximately one cent per average share over the next twelve months. However, we may hedge against interest rate fluctuations from time-to-time by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the fiscal year ended March 31, 2012, we did not engage in interest rate hedging activities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We submitted to our stockholders, for their approval, a proposal seeking authorization for our ability, in one or more public or private offerings of our common stock, to sell or otherwise issue shares of our common stock at a price below our then current net asset value (“NAV”) per share, subject to certain conditions discussed below. The stockholders voted and approved the proposal at our adjourned annual meeting of stockholders held on September 5, 2012. The current authorization is effective for a twelve-month period expiring on September 4, 2013, the anniversary date of our adjourned 2012 annual meeting.

Conditions to Sales Below NAV. From time to time we may sell shares of our common stock at a price below NAV, exclusive of sales compensation, only if the following conditions are met:

•	a majority of our independent directors who have no financial interest in the sale have approved the sale;

•

a majority of such directors, who are not interested persons of Apollo Investment, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of Apollo Investment of firm commitments to purchase such securities or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale.

There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors may also consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%.

This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering.

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering.

•	new investors who become shareholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value), (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value) and (4) an offering of 250,000 shares (25% of the outstanding shares) at par value of $0.001 per share after offering expenses and commissions (effectively a 100% discount from net asset value). We do not currently anticipate offering shares of common stock at a discount in excess of 25%, which is illustrated in Example 3, although we reserve the right to do so. The 100%

column in the following table is the maximum discount at which we may legally offer shares of common stock. It is presented for illustrative purposes only, as it is unlikely our management or Board of Directors would consider offering shares at a discount near such a level.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00%)	—	(20.00)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 shares rather than its 1.00% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.89	—	$7.89	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—

Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,250	11.25%	13,750	37.50%
Percentage Held by Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,863	—	$129,588	—
Total Dilution/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(2,988)	—	$1,037	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.08	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.25)%	—	0.85%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$0.001	—

Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%

Dilution/Accretion to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—	0.20%	—

Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$19,725	—	$2.50	—
Total Dilution/ Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,025	—	$19,997.50	—

Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$7.89	—	$0.001	—
Dilution/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.61	—	$8.00	—
Percentage Dilution/ Accretion to Stockholder (Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	799,900%

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “AINV.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on NASDAQ. The last reported closing market price of our common stock on September 12, 2012 was $8.09 per share. As of September 11, 2012, we had 99 stockholders of record.

			Closing Sales Price		Premium or Discount of High Sales Price to NAV (2)	Premium or Discount of Low Sales Price to NAV (2)	Declared Dividends
	NAV (1)		High	Low
Fiscal Year Ending March 31, 2013
Second Fiscal Quarter (July 1, 2012 through September 12, 2012)	$	**	$8.20	$7.57	* *%	* *%	$0.20
First Fiscal Quarter		$8.30	$7.67	$6.59	(8)%	(21)%	$0.20

Fiscal Year Ended March 31, 2012
Fourth Fiscal Quarter		$8.55	$8.00	$6.67	(6)%	(22)%	$0.20
Third Fiscal Quarter		$8.16	$8.55	$5.99	5%	(27)%	$0.28
Second Fiscal Quarter		$8.12	$10.60	$7.39	31%	(9)%	$0.28
First Fiscal Quarter		$9.76	$12.23	$9.71	25%	(1)%	$0.28

Fiscal Year Ended March 31, 2011
Fourth Fiscal Quarter		$10.03	$12.40	$11.17	24%	11%	$0.28
Third Fiscal Quarter		$9.73	$11.56	$10.20	19%	5%	$0.28
Second Fiscal Quarter		$9.58	$10.65	$9.18	11%	(4)%	$0.28
First Fiscal Quarter		$9.51	$13.57	$9.33	43%	(2)%	$0.28

Fiscal Year Ended March 31, 2010
Fourth Fiscal Quarter		$10.06	$12.73	$9.82	27%	(2)%	$0.28
Third Fiscal Quarter		$10.40	$10.12	$8.81	(3)%	(15)%	$0.28
Second Fiscal Quarter		$10.29	$10.31	$5.18	0%	(50)%	$0.28
First Fiscal Quarter		$10.15	$7.02	$3.97	(31)%	(61)%	$0.26

Fiscal Year Ended March 31, 2009
Fourth Fiscal Quarter		$9.82	$9.76	$2.05	(1)%	(79)%	$0.26
Third Fiscal Quarter		$9.87	$15.85	$6.08	61%	(38)%	$0.52
Second Fiscal Quarter		$13.73	$17.99	$13.11	31%	(5)%	$0.52
First Fiscal Quarter		$15.93	$18.59	$14.33	17%	(10)%	$0.52

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

**	NAV not yet determined.

While our common stock has from time to time traded in excess of our net asset value, there can be no assurance, however, that it will trade at such a premium (to net asset value) in the future.

BUSINESS

Apollo Investment

Apollo Investment Corporation, a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated as a RIC.

Our investment objective is to generate current income and capital appreciation. We invest primarily in various forms of debt investments, including senior secured loans, subordinated and mezzanine investments and/or equity in private middle market companies. From time to time, we may also invest in the securities of public companies.

Our portfolio is comprised primarily of investments in subordinated debt, sometimes referred to as mezzanine debt, and senior secured loans of private middle-market companies that, in the case of senior secured loans, generally are not broadly syndicated and whose aggregate tranche size is typically less than $300 million. From time to time our portfolio also includes equity interests such as common stock, preferred stock, warrants or options. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $2 billion. While our investment objective is to generate current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and equity, we may also invest a portion of the portfolio in other investment opportunities, including foreign securities. Most of the debt instruments we invest in are unrated or rated below investment grade, which is an indication of having predominantly speculative characteristics with respect to the capacity to pay interest and principal. See “Risk Factors—Risks Related to Our Investments.”

AIM is our investment adviser and an affiliate of AGM. AGM and other affiliates manage other funds that may have investment mandates that are similar, in whole or in part, with ours. AIM and its affiliates may determine that an investment is appropriate both for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, AIM may determine that we should invest on a side-by-side basis with one or more other funds. We may make all such investments subject to compliance with applicable regulations and interpretations, and our allocation procedures. In certain circumstances negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

During our fiscal year ended March 31, 2012, we invested $1.5 billion across 21 new and 18 existing portfolio companies through a combination of primary and secondary market purchases. This compares to investing $1.1 billion in 21 new and 18 existing portfolio companies for the previous fiscal year ended March 31, 2011. Investments sold or prepaid during the fiscal year ended March 31, 2012 totaled $1.6 billion versus $977 million for the fiscal year ended March 31, 2011. The weighted average yields on our senior secured loan portfolio, subordinated debt portfolio and total debt portfolio as of March 31, 2012 at our current cost basis were 10.2%, 12.7% and 11.9%, respectively. At March 31, 2011, the yields were 9.0%, 13.1% and 11.6%, respectively.

Our targeted investment size typically ranges between $20 million and $250 million, although this investment size may vary proportionately as the size of our available capital base changes. At March 31, 2012, our net portfolio consisted of 62 portfolio companies and was invested 30% in senior secured loans, 60% in subordinated debt, 1% in preferred equity and 9% in common equity and warrants measured at fair value versus 69 portfolio companies invested 33% in senior secured loans, 58% in subordinated debt, 1% in preferred equity and 8% in common equity and warrants at March 31, 2011.

Since our initial public offering in April 2004 and through March 31, 2012, invested capital totaled $8.8 billion in 166 portfolio companies. Over the same period, we completed transactions with more than 100 different financial sponsors. A financial sponsor is a term commonly used to refer to private equity investment firms, particularly those private equity firms that engage in leveraged buyout transactions.

At March 31, 2012, 67% or $1.6 billion of our income-bearing investment portfolio is fixed rate debt and 33% or $0.8 billion is floating rate debt, measured at fair value. On a cost basis, 65% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 35% or $0.9 billion is floating rate debt. At March 31, 2011, 59% or $1.7 billion of our income-bearing investment portfolio was fixed rate debt and 41% or $1.2 billion was floating rate debt. On a cost basis, 60% or $1.7 billion of our income-bearing investment portfolio is fixed rate debt and 40% or $1.1 billion is floating rate debt.

About Apollo Investment Management

AIM, our investment adviser, is led by a dedicated team of investment professionals. The investment committee of AIM currently consists of Marc Rowan, a Senior Managing Director of AGM; James C. Zelter, our Chief Executive Officer and a Vice President of the general partner of AIM; Edward Goldthorpe, our President, Chief Investment Officer and a Partner of AIM; Eileen Patrick, Executive Vice President of Corporate Strategy; Justin Sendak, a Partner of AIM; Phil Guerin, a Partner of AIM; Greg Beard, Head of Natural Resources at AGM; and Bret Leas, Senior Portfolio Manager of Structured Credit at AGM. The participation of Greg Beard and Bret Leas in the decision making activity of the investment committee are limited to their respective areas of investment expertise within AGM. The composition of the investment committee of AIM may change from time to time. In 2012, Edward Goldthorpe began his term as our President and as Chief Investment Officer of AIM and Eileen Patrick began her term as our Executive Vice President of Corporate Strategy in 2012. Additionally, Phil Guerin, Greg Beard and Bret Leas increased their participation in the investment committee of AIM in 2012. AIM draws upon AGM’s more than 20 year history and benefits from the broader firm’s significant capital markets, trading and research expertise developed through investments in many core sectors in over 150 companies since inception.

About Apollo Investment Administration

In addition to furnishing us with office facilities, equipment, and clerical, bookkeeping and record keeping services, AIA also oversees our financial records as well as prepares our reports to stockholders and reports filed with the SEC. AIA also performs the calculation and publication of our net asset value, the payment of our expenses and oversees the performance of various third-party service providers and the preparation and filing of our tax returns. Furthermore, AIA provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.

Operating and Regulatory Structure

Our investment activities are managed by AIM and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. AIM is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we pay AIM an annual base management fee based on our average gross assets as well as an incentive fee.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Investments

We seek to create a portfolio that includes primarily debt investments in mezzanine and senior secured loans and, to a lesser extent, private equity investments by generally investing, on an individual portfolio company basis, approximately $20 million to $250 million of capital, on average, in these securities of middle-market companies. The average investment size will vary as the size of our capital base varies. Our target portfolio will generally be long-term subordinated debt, referred to as mezzanine debt, and senior secured loans of private middle-market companies. Structurally, mezzanine debt usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine debt rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine debt may have a fixed or floating interest rate. Additional upside can be generated from upfront fees, call protection including call premiums, equity co-investments or warrants. We believe that mezzanine debt investments offer an attractive investment opportunity based upon their historic returns.

Our principal focus is to provide capital to middle-market companies in a variety of industries. We generally seek to target companies that generate positive free cash flows or that may support debt investments with strong asset coverage, and we may provide debtor-in-possession or rescue financing. Additionally, we may acquire investments in the secondary market if we believe the risk-adjusted returns are attractive.

The following is a representative list of the industries in which we have invested:

• Building materials	• Education	• Lodging/Leisure/Resorts

• Business services	• Energy/Utilities	• Manufacturing/Basic industry

• Cable television	• Environmental services	• Media

• Chemicals	• Financial services	• Packaging

• Communications	• Food	• Printing and publishing

• Consumer products	• Government services	• Restaurants

• Distribution	• Healthcare	• Transportation

We may also invest in other industries if we are presented with attractive opportunities.

In an effort to increase our returns and the number of investments that we can make, we may in the future seek to securitize our debt investments. To securitize debt investments, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We may sell debt of or interests in the subsidiary on a non-recourse basis to purchasers whom we would expect to be willing to accept a lower interest rate to invest in investment-grade securities. We may use the proceeds of such sales to pay down bank debt or to fund additional investments. We may also invest through special purpose entities or other arrangements, including total return swaps and repurchase agreements, in order to obtain non-recourse financing or for other purposes.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. We may also co-invest on a concurrent basis with affiliates of ours, subject to compliance with applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be obtained.

At March 31, 2012, our net portfolio consisted of 62 portfolio companies and was invested 30% in senior secured loans, 60% in subordinated debt, 1% in preferred equity and 9% in common equity and warrants measured at fair value. We expect that our portfolio will continue to include primarily mezzanine investments and senior secured loans as well as, to a lesser extent, equity-related securities. In addition, we also expect to invest a portion of our portfolio in other investments, which are not our primary focus, but are intended to enhance our risk-adjusted returns to stockholders. These investments may include, but are not limited to, securities of public companies and debt and equity securities of companies located outside of the United States.

While our investment objective is to generate current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and equity, we may also invest a portion of the portfolio in other investments, including foreign securities.

Listed below are our top ten portfolio companies and industries based on their fair value and represented as a percentage of the portfolio for the years ended March 31, 2012 and 2011:

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2012

PORTFOLIO COMPANY	% of Portfolio	INDUSTRY	% of Portfolio
inVentiv Health, Inc.	5.4%	Diversified Service	8.9%
Ranpak Corporation	5.3%	Business Services	8.1%
Altegrity, Inc.	5.2%	Education	7.8%
US Security Associates Holdings, Inc.	5.2%	Market Research	7.3%
Intelsat Bermuda Ltd.	4.0%	Distribution	5.6%
Asurion Corporation	4.0%	Insurance	5.4%
Playpower Holdings, Inc.	3.7%	Packaging	5.4%
TL Acquisitions, Inc. (Cengage Learning)	3.5%	Broadcasting & Entertainment	5.1%
Univar Inc.	3.5%	Healthcare	4.9%
Advantage Sales & Marketing, Inc.	3.2%	Grocery	4.8%

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2011

PORTFOLIO COMPANY	% of Portfolio	INDUSTRY	% of Portfolio
Altegrity, Inc.	5.5%	Diversified Service	10.4%
Ranpak Corporation	5.3%	Education	9.9%
Asurion Corporation	3.7%	Healthcare	7.5%
TL Acquisitions, Inc. (Cengage Learning)	3.6%	Retail	6.6%
AB Acquisitions (Alliance Boots)	3.3%	Packaging	5.3%
Intelsat Bermuda Ltd.	3.2%	Distribution	5.2%
AIC Credit Opportunity Fund LLC	3.1%	Insurance	5.0%
Ceridian Corporation	3.1%	Grocery	4.6%
Univar Inc.	3.0%	Broadcasting & Entertainment	4.2%
Fleetpride Corporation	2.8%	Asset Management	4.1%

Listed below is the geographic breakdown of the portfolio based on fair value as of March 31, 2012 and 2011:

Geographic Region	% of Portfolio at March 31, 2012	Geographic Region	% of Portfolio at March 31, 2011
United States	90.6%	United States	93.8%
Western Europe	9.4%	Western Europe	6.2%

	100%		100%

Investment Selection & Due Diligence

We are committed to a value oriented philosophy and will commit resources to managing risk to our capital. Our investment adviser conducts due diligence on prospective portfolio companies. In conducting its due diligence, our adviser uses information provided by the company and its management team, publicly available information, as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of our affiliates.

Our investment adviser’s due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to utilize our access to information generated by our investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We generally seek to invest in portfolio companies that have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets, have established businesses and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

The investment committee

All new investments by us must be approved by the investment committee of AIM. The members of the investment committee receive no compensation from us. Such members are employees or partners of AIM and receive compensation or profit distributions from AIM, and in certain instances, from other Apollo affiliates. The members of the investment committee are listed below.

Edward Goldthorpe: our President, Chief Investment Officer and a Partner of AIM. Mr. Goldthorpe began his term as President of Apollo Investment Corporation and as Chief Investment Officer of AIM in 2012. Previously, Mr. Goldthorpe was employed by Goldman Sachs for 13 years. He served most recently as a Managing Director with the Bank Loan Distressed Investing Desk (2009 to 2012), and prior to that Mr. Goldthorpe was a Managing Director with the Special Situations Group within the firm’s Securities Division (2005 to 2009), a Vice President in the High Yield Distressed Group (2001 to 2005), an analyst in the Merchant Banking Division (2000 to 2001) and an analyst in the Investment Banking Division (1999 to 2000). Mr. Goldthorpe received a B.A. in Commerce from Queen’s University in Kingston, Ontario. Mr. Goldthorpe currently serves on the Global Advisory Board for the Queen’s School of Business. He is also the Chairman of the Young Fellowship of The Duke of Edinburgh’s Award.

Phil Guerin: a Partner of AIM. Mr. Guerin joined Apollo in 2008. Prior to that time, Mr. Guerin was a Managing Director for Firstlight Financial Corp. and prior to that, a Senior Vice President at GE Commercial Finance. Prior to that, Mr. Guerin was a senior consultant/auditor for Arthur Andersen and PricewaterhouseCoopers. Mr. Guerin graduated from Central Connecticut State University with a BS in Accounting.

Greg Beard: Head of Natural Resources at AGM. Mr. Beard joined Apollo in 2010 from Riverstone Holdings, where he was a Managing Director and lead deal partner in many of the firm’s top commodities-related investments. Prior to joining Riverstone in 2000, Mr. Beard was an associate with Asen and Company, a New York, NY-based investment firm, and prior to that he worked with a Nashville, TN-based investment firm. Mr. Beard began his career as a financial analyst at Goldman Sachs, where he played an active role in the firm’s energy-sector principal investment activities. Mr. Beard has served as a director on eighteen corporate boards, and he currently serves on the board of Virginia Uranium, Inc and Athlon Energy, LP. Mr. Beard received his BA from the University of Illinois at Urbana.

Bret Leas: Senior Portfolio Manager of Structured Credit at AGM. Mr. Leas joined Apollo in 2009. Prior to that time, Mr. Leas was a member of the Credit Structuring Group at Barclays Capital. Before that time he was an associate at Weil, Gotshal & Manges LLP from 2000-2004, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas graduated cum laude from the University of Maryland with a B.A. in History and received his J.D. from Georgetown University Law Center.

Eileen Patrick: our Executive Vice President of Corporate Strategy. Ms. Patrick was appointed Executive Vice President of Corporate Strategy of Apollo Investment Corporation in 2012. Ms. Patrick joined Apollo in 2010 working in its Capital Markets Division. She also serves as a Vice President and member of the Investment Committee for the manager of Apollo Residential Mortgage Inc. (NYSE: AMTG). Prior to joining Apollo, Ms. Patrick was a Managing Director at JP Morgan in the Financial Institutions Group. Prior to that she was a Senior Managing Director in the Financial Institutions Group at Bear Stearns.

Marc Rowan: a Senior Managing Director of AGM. Mr. Rowan is a Senior Managing Director and member of the board of directors of Apollo Global Management, LLC and Managing Partner of Apollo Management, L.P., which he co-founded in 1990. Prior to 1990, Mr. Rowan was a member of the Mergers & Acquisitions Group of Drexel Burnham Lambert Incorporated, with responsibilities in high yield financing, transaction idea generation and merger structure negotiation. Mr. Rowan currently serves on the boards of directors of the general partner of AAA, Athene Holding Ltd, Caesars Entertainment Corporation and Norwegian Cruise Lines. He has previously served on the boards of directors of AMC Entertainment, Inc., Cablecom GmbH, Culligan Water Technologies, Inc., Countrywide Holdings Limited, Furniture Brands International Inc., Mobile Satellite Ventures, LLC, National Cinemedia, Inc., National Financial Partners, Inc., New World Communications, Inc., Quality Distribution, Inc., Samsonite Corporation, SkyTerra Communications Inc., Unity Media SCA, Vail Resorts, Inc. and Wyndham International, Inc.

Justin Sendak: Partner of AIM. Mr. Sendak joined Apollo in 2007 to concentrate on leveraged bank debt, high yield securities and alternative investment opportunities and became a member of the investment committee in 2009. Prior to joining Apollo Mr. Sendak was a Managing Director at Merrill Lynch & Co., specializing in underwriting and placing 144A high yield securities and leveraged loans involving transactions ranging between US$250 million to US$10 billion. Prior to joining Merrill Lynch & Co., Mr. Sendak was a Managing Director in Capital Markets at CIBC World Markets Corp. from 2002 to 2005. Prior to 2002, Mr. Sendak was a Managing Director in CIBC World Markets Corp’s Leveraged Finance Group, specializing in the structuring and placing of institutional bank debt.

James C. Zelter: Chief Executive Officer and Director of Apollo Investment. Mr. Zelter joined Apollo in 2006. He became the Chief Executive Officer and a Director of Apollo Investment in November 2008. He became a member of the investment committee in 2006. He is the Managing Partner of Apollo Capital Management (“ACM”). The funds in the ACM platform include: Apollo Strategic Value Fund, Apollo Credit Opportunity Fund I and II, Apollo Asia Opportunity Fund and Apollo European Principal Finance Fund. ACM also includes AIM the investment manager to Apollo Investment. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We seek to structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high interest rates that provide us with significant current interest income. These debt investments typically have interest-only payments. In some cases, we may enter into debt investments that, by their terms, convert into equity or additional debt securities or defer payments of interest after our investment. Also, in some cases our mezzanine debt investments may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also seek to invest in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments over the term of the loan. We generally seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

In the case of our mezzanine and senior secured loan investments, we seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring an expected total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure where possible; and

•

negotiating covenants and information rights in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority- interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments sooner if a liquidity event takes place such as the sale or recapitalization or worsening of credit quality of a portfolio company, among other reasons.

Ongoing relationships with portfolio companies

Monitoring

AIM monitors our portfolio companies on an ongoing basis and also monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. In addition, senior investment professionals of AIM may take board seats or obtain board observation rights for our portfolio companies.

AIM has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the assessment of success of the portfolio company in adhering to its business plan and compliance with covenants; periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.

AIM also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. These ratings are just one of several factors that AIM uses to monitor our portfolio, are not in and of themselves determinative of fair value or revenue recognition and are presented for indicative purposes. AIM grades the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of acquisition), although it may also take into account under certain circumstances the performance of the portfolio company’s business, the collateral coverage of the investment and other relevant factors.

Under this system, investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 2 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing in accordance with our analysis of its business and the full return of principal and interest or dividend is expected. Investments graded 3 indicate that the risk to our ability to recoup the cost of such investment has increased since origination or acquisition, but full return of principal and interest or dividend is expected. A portfolio company with an investment grade of 3 requires closer monitoring. Investments graded 4 indicate that the risk to our ability to recoup the cost of such investment has increased significantly since origination or acquisition, including as a result of factors such as declining performance and noncompliance with debt covenants, and we expect some loss of interest, dividend or capital appreciation, but still expect an overall positive internal rate of return on the investment. Investments graded 5 indicate that the risk to our ability to recoup the cost of such investment has increased materially since origination or acquisition and the portfolio company likely has materially declining performance. Loss of interest or dividend and some loss of principal investment are expected, which would result in an overall negative internal rate of return on the investment. For investments graded 4 or 5, AIM enhances its level of scrutiny over the monitoring of such portfolio company.

AIM monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, AIM reviews these investment ratings on a quarterly basis, and our audit committee monitors such ratings. It is possible that the grade of certain of these portfolio investments may be reduced or increased over time.

Managerial Assistance

As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Many of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our board of directors pursuant to a written valuation policy and a consistently applied valuation process utilizing the input of our investment adviser, independent valuation firms and the audit committee. Since this process necessarily involves the use of judgment and the engagement of independent valuation firms, there is no certainty as to the value of our portfolio investments. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations if they are deemed to represent fair value. Market quotations may be deemed not to represent fair value where AIM believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security, among other reasons. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

In addition, some of our investments provide for payment-in-kind (“PIK”) interest or dividends. Such amounts of accrued PIK interest or dividends are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies, other BDCs or hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restriction that the Code imposes on us as a RIC. We also expect to use the industry information of AGM’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of AIM and those of our affiliates, enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We have a chief financial officer and a chief compliance officer and, to the extent necessary, they have hired and may hire additional personnel. These individuals perform their respective functions under the terms of the administration agreement. Certain of our other executive officers are managing partners of our investment adviser. Our day-to-day investment operations are managed by our investment adviser. AIM has hired and may hire additional investment professionals in the future. In addition, we generally reimburse AIA for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer, chief compliance officer and corporate secretary and their respective staffs.

Properties

As of March 31, 2012, we do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 730 Fifth Avenue, New York, NY 10019 and 9 West 57th Street, New York, NY 10019, respectively. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

Pursuant to Rule 13a-14 under the Securities Exchange Act of 1934 (the “Exchange Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Pursuant to Rule 13a-15 under the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of eight members, six of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors (the “Independent Directors”). Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

As of the date of this prospectus, information regarding the board of directors is as follows:

Interested Directors

Name	Age	Position	Director Since	Expiration of Term
John J. Hannan	59	Chairman of the Board	2004	2012
James C. Zelter	50	Chief Executive Officer & Director	2008	2012

Independent Directors

Name	Age	Position	Director Since	Expiration of Term
Ashok N. Bakhru	70	Director	2008	2012
Jeanette Loeb	60	Director	2011	2014
Frank C. Puleo	66	Director	2008	2014
Carl Spielvogel	83	Director	2004	2014
Elliot Stein, Jr	63	Director	2004	2013
Bradley J. Wechsler	60	Director	2004	2013

The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Gregory W. Hunt	55	Chief Financial Officer and Treasurer
Joseph D. Glatt	39	Vice President and Secretary
Edward J. Goldthorpe	35	President
Cindy Z. Michel	38	Vice President and Chief Compliance Officer
Eileen M. Patrick	44	Executive Vice President of Corporate Strategy
John J. Suydam	52	Vice President and Chief Legal Officer

The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Board of Directors’ Oversight Role in Management

The board of directors’ role in management of Apollo Investment is oversight. As is the case with virtually all investment companies, including business development companies (as distinguished from operating companies), our service providers, primarily AIM, AIA and their affiliates, have responsibility for our day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the board of directors, acting at its scheduled meetings, or the chairman or the lead Independent Director acting between board of directors’ meetings, regularly interacts with and receives reports from senior personnel of service providers, including AIC’s Chief Executive Officer, its President and Chief Operating Officer and its Chief Financial Officer (or a senior representative of their respective offices), Apollo Investment’s and AIM’s Chief Compliance Officer and portfolio management personnel.

The audit committee of the board of directors (which consists of all the Independent Directors), meets regularly, and between meetings the audit committee chair maintains contact, with our independent registered public accounting firm, our Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the audit committee meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. The board of directors also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research.

The board of directors has adopted policies and procedures designed to address certain of our risks. In addition, Apollo Investment, AIM, AIA and other of our service providers have adopted a variety of policies, procedures and controls designed to address our particular risks. However, it is not possible to eliminate all of the risks applicable to us. The board of directors also receives reports from our counsel or counsel to AIM and the board of directors’ own independent legal counsel regarding regulatory compliance and governance matters. The board of directors’ oversight role does not make the board of directors a guarantor of our investments or activities or the activities of any of our service providers on behalf of Apollo Investment.

Board of Directors Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of Apollo Investment. Currently, six of our eight directors are Independent Directors. The chairman of the board of directors is an interested person of Apollo Investment, and the Independent Directors have designated a Lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on board of directors’ meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The board of directors has determined that its leadership structure, in which 75% of the directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to us and potential conflicts of interest that could arise from these relationships.

Biographical Information

Directors

Our directors have been divided into two groups—Independent Directors and interested directors. Interested directors are interested persons as defined in the 1940 Act.

Information About Each Director’s Experience, Qualifications, Attributes or Skills.

Additional information about each director follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each director possesses which the board believes has prepared them to be effective directors. The board of directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, the board of directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board of directors of Apollo Investment) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by their own independent legal counsel, who participates in board of directors’ meetings and interacts with AIM, and also may benefit from information provided by our or AIM’s counsel; both board of directors and our counsel have significant experience advising funds and fund board members. The board of directors and its committees have the ability to engage other experts as appropriate. The board of directors evaluates its performance on an annual basis.

Independent Directors

Ashok N. Bakhru (70) Director. Director. Mr. Bakhru became a Director of Apollo Investment Corporation in October 2008. Mr. Bakhru currently serves as the Chairman of the Board of the Goldman Sachs Group of Mutual Funds. Mr. Bakhru served as the Chairman of GS Hedge Fund Partners Registered Fund LLC from 2004 to 2009 and Chairman of GS Hedge Fund Partners Registered Master Fund LLC from 2005 to 2009. Previously Mr. Bakhru was the Chief Financial Officer and Chief Administrative Officer of Coty Inc. in New York City. Prior to that he served at Scott Paper Company in Philadelphia, where he held several senior management positions including Senior Vice President and Chief Financial Officer roles. Mr. Bakhru also serves on the Board of Governors of the Investment Company Institute, the Governing Council of the Independent Directors Council, Mutual Fund Directors Forum and the Advisory Board of BoardIQ, an investment publication. He has been actively involved with Cornell University, having served on its Council and Administrative Board over the past several years.

Jeanette Loeb (60) Director. Ms. Loeb became a Director of Apollo Investment Corporation in August 2011. Ms. Loeb currently serves as a Director, and is a former Chairman and CEO, of PetCareRx, a leading e-commerce pet pharmacy that sells pet medications, supplies and food directly to the consumer. Ms. Loeb joined PetCareRx, Inc. in 2001. From 1977 until 1994, Ms. Loeb was an investment banker at Goldman Sachs, where she served as the head of the Structured Finance Department in the U.S. Ms. Loeb was named the first woman partner of Goldman Sachs in 1986. Ms. Loeb received an MBA from Harvard Business School and graduated Phi Beta Kappa from Wellesley College with a BA in economics. She currently serves on the board and the finance committee of New York City Center, the board and audit committee of the United Nations Development Corporation and has previously been a member of the board of the Collegiate School, the Treasurer and a board member of the Society of Memorial Sloan Kettering and a founding member of the Wellesley Business Leadership Council.

Frank C. Puleo (66) Director. Mr. Puleo became a Director of Apollo Investment Corporation in February 2008. Mr. Puleo currently serves as a Director of CIFC Corp., a credit asset manager, South Street Holdings, LLC, a company that finances securities inventory for customers and dealers and licenses trade processing software, SLM Corp., a student loan company, and Syncora Capital Assurance, Inc., a monoline financial guaranty and insurance company. Previously Mr. Puleo was a partner at Milbank, Tweed, Hadley & McCloy LLP where he advised clients on structured finance transactions, bank and bank holding company regulatory and securities law matters. Mr. Puleo became a partner of Milbank, Tweed, Hadley & McCloy LLP in 1978 and Co-Chair of the firm’s Global Finance Group in 1995 until retiring at the end of 2006. He was a member of the firm’s Executive Committee from 1982 to 1991 and from 1996 to 2002. Mr. Puleo served as a Lecturer at Columbia University School of Law from 1997 to 2001.

Carl Spielvogel (83) Director. Ambassador Spielvogel became a Director of Apollo Investment Corporation in March 2004. Ambassador Spielvogel was and is currently Chairman and Chief Executive Officer of Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000, and from 2001 to present. From 2000 to 2001, Ambassador Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. He served as a Director of Interactive Data Corporation, Inc. from 1996 to 2009, and as a member of its Audit Committee and Chairman of the Independent Shareholders Committee. From 1994 to 1997, Ambassador Spielvogel was Chairman and Chief Executive Officer of the United Auto Group, Inc., one of the first publicly-owned auto dealership groups. Earlier, Ambassador Spielvogel was Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company, from 1985 to 1994. Ambassador Spielvogel is a trustee of the Metropolitan Museum of Art; a member of the Board of Trustees and Chairman of the Business Council of the Asia Society; a member of the Board of Trustees of Lincoln Center for the Performing Arts; a member of the Council on Foreign Relations; a member of the Executive Committee of the Council of American Ambassadors; a Trustee and member of the Executive Committee of the State University of New York, and a former Fellow of the Kennedy School of Government at Harvard University. Before becoming an Ambassador, he was a Governor of the United States Government Board of Broadcasting.

Elliot Stein, Jr. (63) Director. Mr. Stein became a Director of Apollo Investment Corporation in March 2004 and currently serves as lead Independent Director. Since 2011 Mr. Stein has also been a director of Global Cornerstone Holdings Limited, Bizzingo Inc. and Apollo Senior Floating Rate Fund Inc. He is a Managing Director of Commonwealth Capital Partners and has served as Chairman of Caribbean International News Corporation since 1985. Mr. Stein is also a board member of various private companies including Multi-Pak Holdings, Cohere Communications and Assay Healthcare Solutions. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. He formerly served as a Director of VTG Holdings, Bargain Shop Holdings, Inc. and various other private companies.

Bradley J. Wechsler (60) Director. Mr. Wechsler became a Director of Apollo Investment Corporation in April 2004. Mr. Wechsler was the Co-Chairman and Co-Chief Executive Officer of IMAX Corporation from 1996 through 2009 and is currently Chairman. Previously Mr. Wechsler has had several executive positions in the entertainment and finance industries. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center, a member of the Executive Committee and chairs its Finance Committee. In addition, he serves on the boards of Assay Healthcare Solutions, the Ethical Culture Fieldston Schools and Math for America. He is also a member of the Academy of Motion Picture Arts and Sciences.

Interested directors

John J. Hannan (59) Chairman of the Board of Directors. Mr. Hannan became a Director of Apollo Investment Corporation in March 2004 and was elected as Chairman of the Board of Directors in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior partner of Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. He formerly served as a director for Vail Resorts, Inc. and Goodman Global, Inc.

James C. Zelter (50) Chief Executive Officer and Director. Mr. Zelter joined Apollo in 2006. He became the Chief Executive Officer and a Director of Apollo Investment Corporation in November 2008. He is

the Managing Partner of Apollo Capital Management, L.P. (“ACM”). The funds in the ACM platform include: Apollo Strategic Value Fund, Apollo Credit Opportunity Fund I and II, Apollo Asia Opportunity Fund and Apollo European Principal Finance Fund. ACM also includes Apollo Investment Management, L.P. the investment manager to Apollo Investment Corporation. Prior to joining Apollo, Mr. Zelter was with Citigroup and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that he was responsible for the firm’s Global High Yield franchise.

Executive officers who are not directors

Gregory W. Hunt (55) Chief Financial Officer and Treasurer. Mr. Hunt began his term as Chief Financial Officer and Treasurer of Apollo Investment Corporation in 2012. Previously, Mr. Hunt was Executive Vice President and Chief Financial Officer for Yankee Candle which he joined in April 2010. Prior to joining Yankee Candle, Mr. Hunt served as the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines from 2007 to 2009. Prior to joining Norwegian Cruise Lines, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc. from 2006 to 2007 and Chief Financial Officer and Co-Chief Executive of Syratech Corporation from 2001 to 2006. Prior to Syratech, Mr. Hunt held several senior financial leadership positions including Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation.

Joseph D. Glatt (39) Secretary and Vice President. Mr. Glatt was appointed Secretary of Apollo Investment Corporation in 2010 and Vice President in 2009. Mr. Glatt is also currently General Counsel of Apollo Capital Management L.P., a position he has held since 2007 and since 2011 he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc. Previously, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities.

Edward J. Goldthorpe (35) President. Mr. Goldthorpe began his term as President of Apollo Investment Corporation and as Chief Investment Officer of AIM in 2012. Previously, Mr. Goldthorpe was employed by Goldman Sachs for 13 years. He served most recently as a Managing Director with the Bank Loan Distressed Investing Desk (2009 to 2012), and prior to that Mr. Goldthorpe was a Managing Director with the Special Situations Group within the firm’s Securities Division (2005 to 2009). Prior to that, Mr. Goldthorpe was a Vice President in the High Yield Distressed Group (2001 to 2005), an analyst in the Merchant Banking Division (2000 to 2001), and an analyst in the Investment Banking Division (1999 to 2000). Mr. Goldthorpe received a B.A. in Commerce from Queen’s University in Kingston, Ontario. Mr. Goldthorpe currently serves on the Global Advisory Board for the Queen’s School of Business. He is also the Chairman of the Young Fellowship of The Duke of Edinburgh’s Award.

Cindy Z. Michel (38) Chief Compliance Officer and Vice President. Ms. Michel was appointed Chief Compliance Officer and Vice President of Apollo Investment Corporation in 2010. Ms. Michel joined Apollo Global Management, LLC in 2007 as its Director of Compliance and continues to serve in this role. Prior to joining Apollo, Ms. Michel served as the Director of Compliance of the Private Equity Division at Lehman Brothers. Prior to that, she was associated with the investment bank Credit-Suisse Securities as a member of its Compliance Department supporting the Private Equity and Investment Banking businesses. Before joining Credit-Suisse, Ms. Michel was associated with the law firm of DLA Piper.

Eileen M. Patrick (44) Executive Vice President of Corporate Strategy. Ms. Patrick was appointed Executive Vice President of Corporate Strategy of Apollo Investment Corporation in 2012. Ms. Patrick joined Apollo in 2010 working in its Capital Markets Division. She also serves as a Vice President and member of the Investment Committee for the manager of Apollo Residential Mortgage Inc. (NYSE: AMTG). Prior to joining Apollo, Ms. Patrick was a Managing Director at JP Morgan in the Financial Institutions Group. Prior to that she was a Senior Managing Director in the Financial Institutions Group at Bear Stearns.

John J. Suydam (52) Chief Legal Officer and Vice President. Mr. Suydam joined Apollo Investment Corporation in 2006. Mr. Suydam also serves as the Chief Legal Officer and Chief Compliance Officer of Apollo Global Management, LLC, a position he has held since 2006. From 2002 to 2006, Mr. Suydam was a partner at O’Melveny & Myers LLP, where he served as head of Mergers & Acquisitions and co-head of the Corporate Department. Prior to that time, Mr. Suydam served as chairman of the law firm O’Sullivan, LLP which specialized in representing private equity investors. Mr. Suydam serves as a trustee of the New York University School of Law and is a member of the Department of Medicine Advisory Board of The Mount Sinai Medical Center. Mr. Suydam also serves as a member of the board of directors of the Big Apple Circus and Environmental Solutions Worldwide Inc. Mr. Suydam received his JD from New York University School of Law and graduated magna cum laude with a BA in History from the State University of New York at Albany.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The audit committee operates pursuant to an audit committee charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to the board of directors; and recommending compensation of the chief financial officer to the board of directors for determination. The audit committee is presently composed of six persons: Messrs. Bakhru, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb, all of whom are Independent Directors and are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Each member of the audit committee is expected to continue to serve on the audit committee after the Meeting. Mr. Bakhru currently serves as the chairperson of the audit committee. Our board of directors has determined that Mr. Bakhru is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The audit committee charter is available on our website (http://www.apolloic.com). During the fiscal year ended March 31, 2012, the audit committee met eleven times.

Nominating and corporate governance committee

The nominating and corporate governance committee is responsible for selecting qualified nominees to be elected to the board of directors by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the board of directors or a committee thereof; developing and recommending to the board of directors a set of corporate governance principles applicable to us; overseeing the evaluation of the board of directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the board of directors to the nominating and corporate governance committee. The nominating and corporate governance committee is presently composed of six persons: Messrs. Bakhru, Puleo, Spielvogel, Stein, Wechsler and Ms. Loeb. Mr. Stein currently serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter which is available on our website (www.apolloic.com). During the fiscal year ended March 31, 2012, the nominating and corporate governance committee met four times.

Compensation committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. However, the compensation payable to our investment adviser pursuant to the investment advisory and management agreement is separately approved by a majority of the independent directors in accordance with NASDAQ Marketplace Rule 5605(d) and Section 15(c) of the 1940 Act.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation received by our directors and executive officers for the fiscal year ended March 31, 2012. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment	Pension or retirement benefits accrued as part of our expenses (1)	Total compensation from Apollo Investment paid to director/ officer
Independent directors
Ashok Bakhru	$146,973	None	$146,973
Jeanette Loeb (2)	89,304	None	89,304
Claudine B. Malone (3)	50,223	None	50,223
Frank C. Puleo	142,000	None	142,000
Carl Spielvogel	133,000	None	133,000
Elliot Stein, Jr.	144,500	None	144,500
Bradley J. Wechsler	140,500	None	140,500
Interested directors
John J. Hannan	None	None	None
James C. Zelter (4)	None	None	None
Executive Officers
Gregory W. Hunt (5)	None	None	None
Joseph Glatt	None	None	None
Edward Goldthorpe (6)	None	None	None
Cindy Z. Michel	None	None	None
Eileen M. Patrick	None	None	None
John J. Suydam	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.

(2)	Ms. Loeb’s term as a director commenced immediately after our 2011 Annual Meeting of Stockholders held on August 2, 2011.

(3)	Ms. Malone retired from our board of directors immediately after our 2011 Annual Meeting of Stockholders held on August 2, 2011.

(4)	James C. Zelter is also an executive officer of Apollo Investment Corporation.

(5)	Gregory W. Hunt’s term as Chief Financial Officer and Treasurer commenced on May 23, 2012.

(6)	On February 8, 2012, Edward Goldthorpe was appointed as President of Apollo Investment Corporation. His term commenced on May 2, 2012.

Each Independent Director’s annual fee is $100,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or board meeting attended. In addition, the chairman of the audit committee receives an annual fee of $15,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

AIM serves as our investment adviser and is controlled by Apollo. AIM is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, AIM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

AIM’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management fee

Pursuant to the investment advisory and management agreement, we pay AIM a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the fiscal years ended March 31, 2012, 2011 and 2010, we paid $60.32 million, $59.83 million and $54.07 million, respectively, in base management fees and $39.65 million, $47.79 million and $49.85 million, respectively, in performance-based incentive fees. The fees for the fiscal year ended March 31, 2012 reflect a reduction due to a prior payment of an unearned portion of the fees to AIM of $2.78 million.

The base management fee is calculated at an annual rate of 2.00% of our average gross assets. The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee.

We pay AIM an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the performance threshold of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the performance threshold but does not exceed 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

PRE-INCENTIVE FEE NET INVESTMENT INCOME

(EXPRESSED AS A PERCENTAGE OF THE VALUE OF NET ASSETS)

PERCENTAGE OF PRE-INCENTIVE FEE NET INVESTMENT INCOME

ALLOCATED TO INCOME-RELATED PORTION OF INCENTIVE FEE

These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, AIM will receive a fee of 20% of our pre-incentive fee net investment income for the quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee performance threshold and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Furthermore, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date) and will equal 20% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed performance threshold, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, in excess of the performance threshold (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Performance threshold (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income—(management fee + other expenses)) = 2.30%

Incentive fee = 100% × (2.1875% – 1.75%) + (20% × (pre-incentive fee net investment income—

2.1875%))

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.30% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7.0% annualized performance threshold.

(2)	Represents 2.0% annualized management fee.

(3)	Excludes organizational and offering expenses.

(4)	This provides our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income when our net investment income equals or exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

•	20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee (1)

•	$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by AIM. We bear all other costs and expenses of our operations and transactions, including those relating to: calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by AIM payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief financial officer and corporate secretary and their respective staffs.

(1)	As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Duration and termination

The continuation of our investment advisory and management agreement was approved by our board of directors on March 20, 2012. Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” as defined in the 1940 Act. The investment advisory and management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory and management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon AIM’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIM and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIM’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

AIM is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of AIM are at 9 West 57th Street, New York, NY 10019.

Portfolio Managers

The following individuals (the “Portfolio Managers”) are each members of the investment committee of AIM and have responsibility for the management of our investment portfolio: Edward Goldthorpe, James C. Zelter, Phil Guerin, Justin Sendak and Eileen Patrick. The professional biographies for each of the Portfolio Managers can be found on pages 65-66 under “Business—The Investment Committee.” Edward Goldthorpe, who in addition to serving as a Portfolio Manager is our Chief Investment Officer and the chairperson of the investment committee of AIM, also has primary responsibility for the day-to-day implementation and management of our investment portfolio.

Other Accounts Managed. As of March 31, 2012, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (1)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (2)
Edward Goldthorpe	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	1	$116,399,942	1	$116,399,942
	Other Accounts:	None	—	—	—

James C. Zelter	Registered Investment Companies:	None	—	—	—

	Other Pooled Investment Vehicles:	None	—	—	—

	Other Accounts:	None	—	—	—

Phil Guerin	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	None	—	—	—
	Other Accounts:	None	—	—	—

Justin Sendak	Registered Investment Companies:	None	—	—	—

	Other Pooled Investment Vehicles:	None	—	—	—

	Other Accounts:	None	—	—	—

Eileen Patrick	Registered Investment Companies:	None	—	—	—
	Other Pooled Investment Vehicles:	1	$1,284,580,925	1	$1,284,580,925
	Other Accounts:	None	—	—	—

(1)	Total assets represents assets under management as defined by Apollo Global Management, LLC, which includes unfunded commitments, pro forma for the Stone Tower acquisition completed in April 2012.

(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Compensation. AIM’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, Portfolio Managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio Managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

•

Annual Bonus. Generally, a Portfolio Manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised accounts for which such person serves, and such Portfolio Manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred, and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, LLC.

•

Carried Interest. Generally, a Portfolio Manager receives carried interests with respect to the Apollo-advised accounts for which such person serves as a Portfolio Manager, subject to standard terms and conditions, including vesting.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, AIM and its affiliates provide investment management services both to us and the other Apollo-advised accounts, including other funds, client accounts, proprietary accounts and any other investment vehicles that AIM and its affiliates may establish from time to time, in which we will not have an interest. The Portfolio Managers, AIM and its affiliates may give advice and recommend securities to the other Apollo-advised accounts that may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be the same or similar to ours.

AIM will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, AIM and its affiliates in managing the other Apollo- advised accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and the other Apollo-advised accounts. It is the policy of AIM to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised accounts to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among us and the other Apollo-advised accounts. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised account as compared to another participating Apollo-advised account.

In the event investment opportunities are allocated among us and the other Apollo-advised accounts, we may not be able to structure its investment portfolio in the manner desired. Although AIM endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by the other Apollo-advised accounts or portfolio managers affiliated with AIM. Furthermore, we and the other Apollo-advised accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by us and the other Apollo-advised accounts. When this occurs, the various prices may be averaged, and we will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to our disadvantage. In addition, under certain circumstances, we may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised accounts may make investments in the same or similar securities at different times and on different terms than us. From time to time, we and the other Apollo-advised accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding us may benefit the other Apollo-advised accounts. For example, the sale of a long position or establishment of a short position by us may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised accounts, and the purchase of a security or covering of a short position in a security by us may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised accounts.

While these conflicts cannot be eliminated, AIM, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, we and the other Apollo-advised accounts may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of AIM will devote as much time to our management as AIM deems appropriate to perform its obligations, the professional staff of AIM may have conflicts in allocating its time and services among us and AIM’s other investment vehicles and accounts. AIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of AIM and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of AIM and their officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other clients of AIM.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he or she manages. If the structure of AIM’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which AIM or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his or her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

We and AIM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for AIM and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Beneficial Ownership of Securities. The following table sets forth the dollar range of our equity securities beneficially owned by each of the Portfolio Managers as of March 31, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in Apollo Investment (1)
Edward Goldthorpe (2)	None
Phil Guerin	None
Eileen Patrick	$100,001 - $500,000
Justin Sendak	$1 - $10,000
James C. Zelter.	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Mr. Goldthorpe purchased 20,000 shares of our common stock on June 7, 2012. As of the date of this filing, the aggregate dollar range of equity securities held by Mr. Goldthorpe is $100,001-$500,000.

Board Approval of the Investment Advisory and Management Agreement

At a meeting of our board of directors held on March 20, 2012, the board, including our directors who are not “interested persons” as defined in the 1940 Act, voted to approve the continuation of the investment advisory and management agreement between us and AIM for another annual period in accordance with the requirements of the 1940 Act. Our independent directors had the opportunity to consult in executive session with their counsel regarding the approval of such agreement. In reaching a decision to approve the continuation of the investment advisory and management agreement, our board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, extent and quality of the advisory and other services provided and to be provided to us by the investment adviser;

•	the investment performance of us and our investment adviser;

•

the reasonableness of the fee payable by us to the investment adviser in light of comparative performance, expense and advisory fee information, costs of the services provided, and profits realized and benefits derived or to be derived by the investment adviser from its relationship with us;

•	the potential for economies of scale to be realized by the investment adviser in managing our assets and the extent to which material economies of scale may be shared with us; and

•	various other matters.

In approving the continuation of the investment advisory and management agreement, our board of directors, including the directors who are not “interested persons,” made the following determinations:

•

Nature, Extent and Quality of Services. Our board of directors received and considered information regarding the nature, extent and quality of the investment selection process employed by the investment adviser. In addition, our board of directors received and considered other information regarding the administrative and other services rendered to us by affiliates of the investment adviser and noted information received at regular meetings throughout the year related to the services rendered by the investment adviser in its management of our affairs. Our board of directors also considered the backgrounds and responsibilities of the investment adviser’s senior personnel and their qualifications and experience in connection with the types of investments made by us. The board noted recent additions to the investment adviser’s personnel and the investment adviser’s commitment to providing us with qualified investment and compliance personnel. Our board also considered the financial resources available to the investment adviser. Our board of directors determined that the nature, extent and quality of the services provided or to be provided by the investment adviser are adequate and appropriate.

•

Investment Performance. Our board of directors reviewed the long-term and short-term investment performance of Apollo Investment and the investment adviser, as well as comparative data with respect to the long-term and short-term investment performance of other externally-managed business development companies. Our board of directors concluded that the recent management and strategy changes should improve our investment performance.

•

The reasonableness of the fee payable by us to the investment adviser. Our board of directors considered comparative data based on publicly available information and information provided by a third party retained to provide comparative data on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our operating expenses and expense ratio compared to other business development companies, including business development companies with similar investment objectives. Based upon its review, the board of directors concluded that the fee schedule is comparable with the fee schedules of business development companies with similar investment objectives. Additionally, our board of directors concluded that our investment adviser’s investment staff appears sufficient to support our investment program and our investment adviser’s parent company appears willing and able to support our investment adviser’s investment activities through shared resources and financial commitments.

•

Economies of Scale. Our board of directors considered information about the potential of the investment adviser to realize economies of scale in managing our assets, and determined that at this time there were no economies of scale to be realized by the investment adviser managing our assets and that, to the extent future material economies of scale were not shared, our board of directors would seek to have such economies of scale shared with us.

Based on the information reviewed and the discussions above, our directors (including those directors who are not “interested persons”) concluded that the terms of the investment advisory and management agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and approved the continuation of the investment advisory and management agreement with the investment adviser as being in the best interests of Apollo Investment and its stockholders.

In view of the wide variety of factors that our board of directors considered in connection with its evaluation of the investment advisory and management agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors our board considered in reaching its decision. Our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors. Rather, our board of directors based its approval on the totality of information presented to, and reviewed by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, AIA furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, AIA also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, AIA assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of AIA’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, AIA also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.

At the fiscal years ended March 31, 2012, 2011 and 2010, expenses accrued under the administration agreement were $5.387 million, $5.529 million and $4.725 million, respectively. For administrative expenses accrued during the most recently completed fiscal quarter, please see “Management’s Discussion and Analysis of Financial Condition and Result of Operations—Results of Operations—Expenses.”

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, AIA and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of AIA’s services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have entered into an amended and restated license agreement with AIM pursuant to which AIM has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we have the right to use the “Apollo” name, for so long as AIM or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into an investment advisory and management agreement with AIM. Certain of our senior officers and our chairman of the board of directors have ownership and financial interests in AIM. Certain of our senior officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, AIM, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our investment adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

We have entered into a royalty-free license agreement with AIM, pursuant to which AIM has granted us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of September 12, 2012, to our knowledge, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of September 12, 2012, certain ownership information with respect to our common stock for each person whom we believe, based on public filings and/or information provided by such person, may beneficially own 5% or more of our outstanding common stock as of the most recent date such person filed a Form 13D or 13G disclosing its beneficial ownership level and for all officers and directors, as a group as of September 12, 2012. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over such securities.

Name and address	Type of ownership (1)	Shares owned	Percentage of common stock outstanding
BlackRock, Inc. (2)	Beneficial	12,069,173	6.13%
Thornburg Investment Management Inc. (3)	Beneficial	18,584,105	9.16%
All officers and directors as a group (13 persons) (4)	Beneficial	382,397.49	* %

*	Represents less than 1%.

(1)	Over 99% of our common stock is owned of record by Cede & Co., as nominee of The Depository Trust Company.

(2)	The principal address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(3)	The principal address for Thornburg Investment Management Inc. is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.

(4)	The address for all officers and Directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, New York 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of September 12, 2012. (We are not part of a “family of investment companies,” as that term is defined in the proxy rules under the federal securities laws). Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Apollo Investment (1)
Independent Directors
Ashok N. Bakhru	$100,001 – $ 500,000
Jeanette Loeb	$100,001 – $ 500,000
Frank C. Puleo	$50,001 – $ 100,000
Carl Spielvogel	$10,001 – $ 50,000
Elliot Stein, Jr.	$100,001 – $ 500,000
Bradley J. Wechsler	$100,001 – $ 500,000
Interested Directors
John J. Hannan (2)	$500,001 – $1,000,000
James C. Zelter	over $1,000,000

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

(2)	Dollar range includes 90,019.4 shares held through indirect beneficial ownership of a family trust.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2012. A percentage shown for a class of investment securities held by us represents the percentage of the class owned and does not necessarily represent voting ownership. A percentage shown for equity securities, other than warrants or options, represents the actual percentage of the class of security held on a fully diluted basis. A percentage shown for warrants and options held represents the percentage of a class of security we may own assuming we exercise our warrants or options after dilution. See the financial statements to this base prospectus and any accompanying prospectus supplement for information regarding the fair value of these securities and for the general terms of any loans to the portfolio companies.

The portfolio companies are presented in three categories: “companies more than 25% owned,” which represent portfolio companies with respect to which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%,” which represent portfolio companies with respect to which we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or with respect to which we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned,” which represent portfolio companies with respect to which we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and with respect to which we have no other affiliations. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Companies More Than 25% Owned
AIC Credit Opportunity Fund LLC (2)	Asset Management	Common Equity/	100%
c/o Apollo Investment Corporation 9 West 57th Street New York, NY 10019		Equity Interests

Generation Brands Holdings, Inc.	Consumer Products	Common Equity/	32.19%
1603 Orrington Avenue Suite #1650 Evanston, IL 60201		Equity Interest

LVI Parent Corp. (LVI Services, Inc.)	Environmental &	Common Equity/	33.2%
150 West 30th Street New York, NY 10001	Facilities Services	Equity Interest

Playpower Holdings Inc.	Leisure Equipment	Subordinated	100%
13523 Barrett Parkway Drive Suite 104 Ballwin, MO 63021		Debt, Common
		Equity / Equity
		Interest

Companies 5% to 25% Owned
Garden Fresh Restaurant Corp.	Retail	Bank Debt/	—
15822 Bernardo Center Drive Suite A San Diego, CA 92127-2320		Senior Secured
		Debt, Common	8.06%
		Equity/ Equity
		Interests

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Companies Less Than 5% Owned
AB Acquisitions UK Topco 2 Limited (2)	Retail	Subordinated	—
(Alliance Boots)		Debt/
4th Floor, 361 Oxford Street		Corporate Notes
Sedley Place			—
London, W1C 2JL
United Kingdom

AB Capital Holdings LLC	Business Services	Common Equity/	0.66%
(Allied Security)		Equity Interests
Eight Tower Bridge
161 Washington Street, Suite 600
Conshohocken, PA 19428

Advantage Sales & Marketing Inc	Grocery	Bank Debt/	—
19100 Von Karman Avenue		Senior Secured
Suite 300		Debt/
Irvine, CA 92612		Subordinated
Debt

AHC Mezzanine LLC (Advanstar)	Media	Preferred Equity	0.34%
641 Lexington Avenue
8th Floor
New York, NY 10022

Allied Security Holdings LLC	Business Services	Bank	—
Eight Tower Bridge		Debt/Senior
161 Washington Street, Suite 600		Secured Debt
Conshohocken, PA 19428

Altegrity, Inc	Diversified Service	Subordinated	—
7799 Leesburg Pike		Debt/ Corporate
Suite 1100 North		Notes;	—
Falls Church, VA 22043-2413		Common Equity/
		Corporate Notes	—

American Tire Distributors	Distribution	Subordinated	—
12200 Herbert Wayne Court		Debt/ Corporate
Suite 150		Notes,
Huntersville, NC 28078		Common Equity/	0.4%
Equity Interests

Angelica Corporation	Healthcare	Subordinated	—
1105 Lakewood Parkway		Debt/ Corporate
Suite 210		Notes
Alpharetta, GA 30004

Asurion Corporation	Insurance	Bank Debt/	—
648 Grassmere Park		Senior Secured
Suite 300		Debt
Nashville, TN 37211

ATI Acquisitions, Inc.	Education	Subordinated	—
6351 Boulevard 26		Debt/Corporate
North Richland Hills, TX 76180		Notes/Bank Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Avaya Inc	Telecommunications	Subordinated	—
211 Mount Airy Road		Debt/ Corporate
Basking Ridge, NJ 07920		Notes

Aventine Renewable Energy Holdings	Chemicals	Bank Debt	—
5400 LBJ Freeway, Suite 450
Dallas, TX 75240

BCA Osprey II Limited (2)	Transportation	Corporate Notes	—
(British Car Auctions)
Headway House
Crosby Way
Farnham, Surrey
GU9 7XG

The Brock Group	Environmental &	Bank	—
10343 Sam Houston Park Drive	Facilities Services	Debt/Senior
Suite 200		Secured Debt
Houston, TX 77064

CA Holding, Inc. (2)	Consumer Finance	Common Equity/	1.30%
(SquareTwo Financial Corp.)		Equity Interests,
370 17th Street		Preferred Equity,	—
Denver, CO 80202		Warrants	—

Catalina Marketing Corporation	Grocery	Subordinated	—
200 Carillon Parkway		Debt/ Corporate
St. Petersburg, FL 33716		Notes

Ceridian Corp.	Diversified Service	Subordinated	—
3311 E. Old Shakopee Road		Debt
Minneapolis, MN 55425

Clean Earth, Inc.	Environmental &	Bank Debt/	—
334 South Warminster Road	Facilities Services	Senior Secured
Hatboro, PA 19040		Debt

Clearwire Communications (2)	Telecommunications	Corporate Notes	—
4400 Carillon Point
Kirkland, WA 98033

Clothesline Holdings, Inc.	Healthcare	Common Equity/	3.77%
(Angelica)		Equity Interests
1105 Lakewood Parkway
Suite 210
Alpharetta, GA 30004

Delta Educational Systems, Inc.	Education	Subordinated	—
144 Business Park Drive		Debt/Corporate
Suite 201		Notes
Virginia Beach, VA 23462

Eastman Kodak Company	Technology	Bank Debt
343 State Street
Rochester, NY 14621

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

Exova Limited (2)	Market Research	Subordinated	—
6 Coronet Way		Debt/Corporate
Century Park, Eccles		Notes
Manchester, M50 1RE
U.K.

Explorer Coinvest LLC (Booz Allen) (2)	Consulting Services	Common Equity/	—
8283 Greensboro Drive		Equity Interests
McLean, VA 22102

Fidji Luxco (BC) S.C.A. (FCI) (2)	Electronics	Warrants	0.86%
145 rue Yves le Coz
78035 Versailles Cedex
France

FoxCo Acquisition Sub LLC	Broadcasting &	Subordinated	—
1717 Dixie Highway	Entertainment	Debt/ Corporate
Suite 650		Notes
Fort Wright, KY 41011

Grocery Outlet, Inc.	Grocery	Bank Debt	—
2000 Fifth Street
Berkeley, CA 94710

Gryphon Colleges Corporation	Education	Series B	—
(Delta Educational Systems, Inc.)		Preferred Equity
144 Business Park Drive		Interests,	3.60%
Suite 201		Common Equity/
Virginia Beach, VA 23462		Equity Interests,	—
Series A
		Preferred	—
Warrants,
		Series B	—
Preferred
Warrants,
Common Stock
Warrants

GS Prysimian Co-Invest L.P. (2)	Industrial	Common Equity/	—
(Prysimian Cables & Systems)		Equity Interests
700 Industrial Drive
Lexington, SC 29072

Hub International Holdings	Insurance	Subordinated	—
55 East Jackson Boulevard		Debt/Corporate
Chicago, IL 60604		Notes

Insight Pharmaceutical	Consumer Products	Bank Debt	—
1170 Wheeler Way Suite 150
Langhorne, PA 19047

Intelsat Bermuda Ltd. (2)	Broadcasting &	Subordinated	—
23 Avenue Monterey	Entertainment	Debt/Corporate
Luxembourg, L-2086		Notes

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
InVentiv Health, Inc.	Market Research	Corporate Notes	—
1 Van de Graaff Dr.
Burlington, MA 01803

IPC Systems, Inc	Telecommunications	Bank Debt/	—
88 Pine Street		Senior Secured
Wall Street Plaza		Debt
New York, NY 10005

JV Note Holdco LLC	Healthcare	Common Equity/	—
511 Union Street, Suite 1800		Equity Interests
Nashville, TN 37219

Kronos, Inc.	Electronics	Bank Debt/	—
297 Billerica Road		Senior Secured
Chelmsford, MA 01824		Debt

Laureate Education, Inc. (2)	Education	Subordinated	—
1001 Fleet Street		Debt/ Corporate
Baltimore, MD 21202		Notes

Lonestar Intermediate Super Holdings LLC	Insurance	Subordinated	—
648 Grassmere Park, Suite 300		Debt
Nashville, TN 37211

New Omaha Holdings Co-Invest LP (2)	Financial Services	Common Equity/	—
(First Data)		Equity Interest
6200 South Quebec Street
Greenwood Village, CO 80111

Ozburn-Hessey Holding Company LLC	Logistics	Bank Debt/	—
7101 Executive Center Drive		Senior Secured
Suite 333		Debt
Brentwood, TN 37027

Penton Business Media Holdings, LLC	Media	Common Equity/	—
249 West 17th Street		Equity
New York, NY 10011		Interests/Bank
Debt

RBS Holding Company, LLC	Business Services	Bank Debt	—
30 East 33rd Street, 10th floor
New York, NY 10016

RC Coinvestment, LLC (2)	Packaging	Common Equity/	2.54%
(Ranpak Corp.)		Equity Interests
7990 Auburn Road
Concord Township, OH 44077-9702

Ranpak Corp.	Packaging	Bank Debt	—
7990 Auburn Road
Concord Township, OH 44077-9702

SeaCube Container Leasing Ltd. (2)	Shipping	Corporate Notes	—
1 Maynard Drive
Park Ridge, NJ 07656

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)
Sedgwick Holdings, Inc.	Business Services	Bank Debt	—
P.O. Box 171865
Memphis, TN 38187-1865

Sheridan Holdings, Inc.	Healthcare	Bank Debt/	—
1613 N. Harrison Parkway		Senior Secured
Building C		Debt
Suite 200
Sunrise, FL 33323

Sorenson Communications Holdings, LLC	Consumer Services	Common Equity/	0.45%
4393 South Riverboat Road		Equity Interests
Suite 300
Salt Lake City, UT 84123

Sorenson Communications, Inc.	Consumer Services	Subordinated	—
4393 South Riverboat Road		Debt/ Corporate
Suite 300		Notes
Salt Lake City, UT 84123

SquareTwo Financial Corp. (2)	Consumer Finance	Subordinated	—
370 17th Street		Debt/ Corporate
Denver, CO 80202		Notes

SRA International, Inc	Consulting Services	Subordinated	—
4300 Fair Lakes Court		Debt /Corporate
Fairfax, Virginia 22033		Notes

The ServiceMaster Company	Diversified Service	Subordinated	—
860 Ridge Lake Boulevard		Debt/ Corporate
Memphis, TN 38120		Notes

Texas Competitive Electric Holdings Company LLC	Utilities	Corporate Notes	—
1601 Bryan Street
Dallas, TX 75201-3411

TL Acquisitions, Inc.	Education	Subordinated	—
(Thomson Learning)		Debt/Corporate
One State Street Plaza		Notes
27th Floor
New York, NY 10004

Trans First Holdings, Inc.	Financial Services	Bank Debt/	—
5950 Berkshire Lane		Senior Secured
Suite 1100		Debt
Dallas, TX 75225

Travelport LLC (2)	Business Services	Subordinated	—
300 Galleria Parkway		Debt/Corporate
Atlanta, Georgia 30339		Notes

Univar	Distribution	Subordinated	—
17425 NE Union Hill Road		Debt/Corporate
Redmond, Washington 98052		Notes,	0.46%
Common Equity/
Equity Interests

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held (1)

U.S. Renal Care Inc.	Healthcare	Subordinated	—
14651 Dallas Parkway		Debt/ Corporate
Suite 900		Notes
Dallas, TX 75254

U.S. Security Associates Holdings, Inc.	Business Service	Subordinated	—
200 Mansell Court Fifth Floor		Debt
Roswell, GA 30076

Valerus Compression Services, L.P	Industrial	Senior Secured	—
919 Milan St., Suite 1000		Debt
Houston, TX 77002

Varietal Distribution	Distribution	Subordinated	—
1310 Goshen Parkway		Debt/ Corporate
P.O. Box 2656		Notes
West Chester, PA 19380-0906

Varietal Distribution Holdings, LLC	Distribution	Common Equity/	0.20%
1310 Goshen Parkway		Equity Interests,
P.O. Box 2656		Preferred Equity	—
West Chester, PA 19380-0906

Vertafore, Inc.	Software	Bank Debt/	—
11831 North Creek Pkwy. North		Senior Secured
Bothell, WA, 98011		Debt

Wall Street Systems Holdings, Inc. (2)	Software	Bank Debt /	—
1290 6th Avenue		Senior Secured
New York, NY 10019		Loans

Westbrook CLO Ltd. (2)	Asset Management	Subordinated	—
c/o Apollo Investment Corporation		Debt/Corporate
9 West 57th Street		Notes
New York, NY 10019

(1)	This information is based on data made available to us as of March 31, 2012. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(2)	Certain investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The Company monitors the status of these assets on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations if they are deemed to represent fair value. Debt and equity securities that are not publicly traded or whose market price is not readily available or whose market quotations are not deemed to represent fair value are valued at fair value as determined in good faith by or under the direction of our board of directors. Market quotations may be deemed not to represent fair value in certain circumstances where AIM reasonably believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security causes current market quotes not to reflect the fair value of the security. Examples of these events could include cases in which material events are announced after the close of the market on which a security is primarily traded, when a security trades infrequently causing a quoted purchase or sale price to become stale or in the event of a “fire sale” by a distressed seller.

If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms considered observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms engaged by our board of directors conduct independent appraisals and review our investment adviser’s preliminary valuations and make their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have such stockholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive a dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Select Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of the reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commission from the proceeds.

Stockholders are subject to U.S. federal income tax on dividends automatically reinvested in additional shares of our common stock.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally property held for investment). The discussion is based upon the Code, Treasury regulations, administrative and judicial interpretations, and other applicable authorities all as in effect as of the date of this prospectus and all of which are subject to differing interpretations or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated, and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” (determined without regard to the dividends paid deduction), which is generally our ordinary income plus the excess of net short-term capital gains over net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we qualify as a RIC and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income taxes (such as retained net capital gains).

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify and have in effect an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested (1) in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (2) in securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss recognized by us from the sale or exchange of warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant or other security.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, to satisfy our Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder. See the section “Dividends.” In such case, for federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See “Taxation of Stockholders” below for tax consequences to stockholders upon receipt of such dividends.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year (for example, because we fail the 90% Income Test described above), we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income would be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Except as discussed below under the heading “Failure to Qualify as a RIC,” the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us (including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock) generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends received by us from U.S. corporations and certain qualified foreign corporations, and provided that certain holding period and other requirements are met, such distributions generally will be eligible for a reduced maximum federal income tax rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gain (which is generally our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to U.S. stockholders as long-term capital gains (currently taxed at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by us and received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The gain or loss will be measured by the difference between the sale price and the shareholder’s tax basis in his, her or its shares. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In general, individual and other non-corporate U.S. taxable stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in our shares. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the rates applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For our taxable years beginning before January 1, 2012, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, however, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Except as discussed below, actual or deemed distributions of our net capital gain to a non-U.S. stockholder and gains realized by a non-U.S. stockholder upon the sale of our common stock will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States.

After December 31, 2012, withholding at a rate of 30% will be required on dividends in respect of, and gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC (for example, because we fail the 90% Income Test described above), we would be subject to federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our individual and other, non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any year, we must pay out our earnings and profits accumulated in that year in order to qualify again as a RIC. If we fail to qualify as a RIC for a period of greater than two taxable years, we may be required to recognize any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) if we qualify as a RIC in a subsequent year.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of the date of this base prospectus, our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq Global Select Market under the ticker symbol “AINV.” There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. The last reported closing market price of our common stock on September 12, 2012 was $8.09 per share. As of September 11, 2012, we had 99 stockholders of record.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth information of our capital stock as of September 12, 2012:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	202,891,351
			shares

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until the arrears are eliminated. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor, if any. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise. Our bylaws provide that a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee at a meeting of stockholders duly called and at which a quorum is present, unless there is a contested election, in which case, directors will be elected by a plurality of the votes cast.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders, unless the charter provides for a lesser percentage (which our charter does not provide for common stock), by unanimous written or electronically transmitted consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made (1) by or at the direction of the board of directors or (2) provided that, the special meeting has been called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. “Business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors or a committee thereof will determine and the Articles Supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. We may also issue debt securities privately. Such securities are not subject to the terms described below.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and The Bank of New York Mellon, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We will file the form of the indenture with the SEC prior to the commencement of any debt offering, at which time the form of indenture would be publicly available See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Information about our senior securities is shown in the following table as of each year ended March 31 since we commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (dollars in thousands) (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Revolving Credit Facility
Fiscal 2012	$539,337	$1,427	$—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A

Senior Secured Notes
Fiscal 2012	$270,000	$714	$—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

Unsecured Notes
Fiscal 2012	$200,000	$529	$—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

The Bank of New York Mellon will serve as the trustee under the indenture. The Bank of New York Mellon is one of a number of banks with which we maintain ordinary banking relationships and from which we have obtained a senior secured credit facility and lines of credit.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to our stockholders to purchase common stock or other securities. Subscription rights may or may not be transferable by the person purchasing or receiving the subscription rights. Any subscription rights offered as a combination with other securities would be treated as an offering of our units. See “Description of our Units.” In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof if the price is not a specific dollar amount);

•

the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of the security being offered at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR PURCHASE CONTRACTS

As may be specified in a prospectus supplement, we may issue purchase contracts obligating holders to purchase from us, and us to sell to the holders, a number of debt securities, shares of common stock or preferred stock, or other securities described in this prospectus or the applicable prospectus supplement at a future date or dates. The purchase contracts may require us to make periodic payments to the holders of the purchase contracts. These payments may be unsecured or prefunded on some basis to be specified in the applicable prospectus supplement.

The prospectus supplement relating to any purchase contracts will specify the material terms of the purchase contracts and any applicable pledge or depositary arrangements, including one or more of the following:

•

The stated amount that a holder will be obligated to pay under the purchase contract in order to purchase debt securities, common stock, preferred stock, or other securities described in this prospectus or the formula by which such amount shall be determined.

•

The settlement date or dates on which the holder will be obligated to purchase such securities. The prospectus supplement will specify whether the occurrence of any events may cause the settlement date to occur on an earlier date and the terms on which an early settlement would occur.

•	The events, if any, that will cause our obligations and the obligations of the holder under the purchase contract to terminate.

•

The settlement rate, which is a number that, when multiplied by the stated amount of a purchase contract, determines the number of securities that we or a trust will be obligated to sell and a holder will be obligated to purchase under that purchase contract upon payment of the stated amount of that purchase contract. The settlement rate may be determined by the application of a formula specified in the prospectus supplement. If a formula is specified, it may, subject to compliance with the 1940 Act, be based on the market price of such securities over a specified period or it may be based on some other reference statistic.

•

Whether the purchase contracts will be issued separately or as part of units consisting of a purchase contract and an underlying security with an aggregate principal amount equal to the stated amount. Any underlying securities will be pledged by the holder to secure its obligations under a purchase contract.

•

The type of underlying security, if any, that is pledged by the holder to secure its obligations under a purchase contract. Underlying securities may be debt securities, common stock, preferred stock, or other securities described in this prospectus or the applicable prospectus supplement.

•

The terms of the pledge arrangement relating to any underlying securities, including the terms on which distributions or payments of interest and principal on any underlying securities will be retained by a collateral agent, delivered to us or be distributed to the holder.

•

The amount of the contract fee, if any, that may be payable by us to the holder or by the holder to us, the date or dates on which the contract fee will be payable and the extent to which we or the holder, as applicable, may defer payment of the contract fee on those payment dates. The contract fee may be calculated as a percentage of the stated amount of the purchase contract or otherwise.

The descriptions of the purchase contracts and any applicable underlying security or pledge or depository arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to and qualified in their entirety by reference to the terms and provisions of the purchase contract agreement, pledge agreement and deposit agreement, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

REGULATION

We have elected to be treated as a BDC under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities voting as a class. A majority of our outstanding voting securities is defined under the 1940 Act as the lesser of (i) 67% or more of our shares present at a meeting or represented by proxy if more than 50% of our outstanding shares are present or represented by proxy or (ii) more than 50% of our outstanding shares.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one registered investment company or invest more than 10% of the value of our total assets in the securities of more than one registered investment company. With regard to that portion of our portfolio invested in securities issued by registered investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our policies is fundamental, and each may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities of an “eligible portfolio company,” purchased in transactions not involving any public offering. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

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does not have any class of securities listed on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million.

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities were unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any of these types of senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved AIM’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

SEC-registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to AIM. AIM’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of AIM will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Independent Registered Public Accounting Firm: We believe that a portfolio company remains in the best position to choose its independent registered public accounting firm, and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and AIM have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our compliance policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq Global Select Market also adopted corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT,

REGISTRAR AND TRUSTEE

Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200. The Bank of New York Mellon will also act as the trustee. The principal business address of The Bank of New York Mellon is: One Wall Street, New York, NY 10286.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2011, we have not paid any brokerage commissions. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

In addition, pursuant to the terms of certain applicable registration rights agreements entered into by us, or that we may enter into in the future, certain holders of our securities may resell securities under this prospectus and as described in any related prospectus supplement.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the prospectus supplement applicable to those derivatives so indicates, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY and Venable LLP, Baltimore, MD. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is our independent registered public accounting firm.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements, codes of ethics and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2011 is available without charge, upon request, by calling 212-515-3450. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of March 31, 2012. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of March 31, 2012 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of March 31, 2012 based on the criteria on Internal Control—Integrated Framework issued by COSO.

The effectiveness of the Company’s internal control over financial reporting as of March 31, 2012 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Apollo Investment Corporation:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets and cash flows present fairly, in all material respects, the financial position of Apollo Investment Corporation (“the Company”) at March 31, 2012 and March 31, 2011, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended March 31, 2012 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page F-2 of the annual report to shareholders. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at March 31, 2012 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers

LLP New York, New York

May 23, 2012

APOLLO INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share amounts)

	March 31, 2012	March 31, 2011
Assets
Non-controlled/non-affiliated investments, at value (cost—$2,642,702 and $2,900,378, respectively)	$2,490,672	$2,901,295
Non-controlled/affiliated investments, at value (cost—$0 and $22,407, respectively)	—	37,295
Controlled investments, at value (cost—$208,882 and $376,051, respectively)	186,408	111,568
Cash	1,665	5,471
Foreign currency (cost—$1,013 and $881, respectively)	1,013	883
Receivable for investments sold	19,606	13,461
Interest receivable	54,409	45,686
Dividends receivable	2,898	5,131
Miscellaneous income receivable	1,150	—
Receivable from investment adviser	—	576
Prepaid expenses and other assets	17,442	27,447

Total assets	$2,775,263	$3,148,813

Liabilities
Debt (see note 7 & 12)	$1,009,337	$1,053,443
Payable for investments and cash equivalents purchased	—	37,382
Dividends payable	39,409	54,740
Management and performance-based incentive fees payable (see note 3)	24,402	27,553
Interest payable	10,102	9,703
Accrued administrative expenses	3,420	1,738
Other liabilities and accrued expenses	3,362	3,223

Total liabilities	$1,090,032	$1,187,782

Net Assets
Common stock, par value $.001 per share, 400,000 and 400,000 common shares authorized, respectively, and 197,043 and 195,502 issued and outstanding, respectively	$197	$196
Paid-in capital in excess of par (see note 2f)	2,886,327	2,871,559
Undistributed (over-distributed) net investment income (see note 2f)	(34,896)	56,557
Accumulated net realized loss (see note 2f)	(995,426)	(713,873)
Net unrealized depreciation	(170,971)	(253,408)

Total net assets	$1,685,231	$1,961,031

Total liabilities and net assets	$2,775,263	$3,148,813

Net Asset Value Per Share	$8.55	$10.03

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Year Ended March 31,
	2012	2011	2010
INVESTMENT INCOME:
From non-controlled/non-affiliated investments:
Interest	$313,992	$316,183	$297,123
Dividends	6,998	4,713	11,450
Other income	18,505	15,143	10,003
From non-controlled/affiliated investments:
Interest	899	10,296	1,002
From controlled investments:
Interest	3,746	—	—
Dividends	13,444	12,334	20,660
Other income	—	110	—

Total Investment Income	357,584	358,779	340,238

EXPENSES:
Management fees (see note 3)	$60,321	$59,831	$54,069
Performance-based incentive fees (see note 3)	39,651	47,793	49,853
Interest and other debt expenses	66,360	48,025	24,480
Administrative services expense	5,387	5,529	4,725
Insurance expense	838	927	1,100
Other general and administrative expenses	12,285	5,502	5,383

Total expenses	184,842	167,607	139,610

Net investment income before excise taxes	172,742	191,172	200,628
Excise tax expense	—	—	(1,218)

Net investment income	$172,742	$191,172	$199,410

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss):
Investments and cash equivalents	$(340,915)	$(144,350)	$(467,275)
Foreign currencies	(528)	(7,667)	(5,752)

Net realized loss	(341,443)	(152,017)	(473,027)

Net change in unrealized gain (loss):
Investments and cash equivalents	74,233	140,227	548,530
Foreign currencies	8,204	1,030	(11,623)

Net change in unrealized gain (loss)	82,437	141,257	536,907

Net realized and unrealized gain (loss) from investments,cash equivalents and foreign currencies	(259,006)	(10,760)	63,880

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(86,264)	$180,412	$263,290

EARNINGS (LOSS) PER SHARE – BASIC AND DILUTED (SEE NOTE 5)	$(0.44)	$0.93	$1.65

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except shares)

	Year Ended March 31,
	2012	2011	2010
Increase (Decrease) in net assets from operations:
Net investment income	$172,742	$191,172	$199,410
Net realized loss	(341,443)	(152,017)	(473,027)
Net change in unrealized gain (loss)	82,437	141,257	536,907

Net increase (decrease) in net assets resulting from operations	(86,264)	180,412	263,290

Dividends and distributions to stockholders (see note 13):	(204,427)	(218,079)	(181,356)

Capital share transactions:
Net proceeds from shares sold	—	204,275	280,823
Less offering costs	(6)	(233)	(618)
Reinvestment of dividends	14,897	21,850	14,529

Net increase in net assets from capital share transactions	14,891	225,892	294,734

Total increase (decrease) in net assets:	(275,800)	188,225	376,668
Net assets at beginning of period	1,961,031	1,772,806	1,396,138

Net assets at end of period	$1,685,231	$1,961,031	$1,772,806

Capital share activity
Shares sold	—	17,250,000	32,200,000
Shares issued from reinvestment of dividends	1,541,849	2,037,631	1,792,583

Net increase from capital share activity	1,541,849	19,287,631	33,992,583

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended March 31,
	2012	2011	2010
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(86,264)	$180,412	$263,290
Adjustments to reconcile net increase (decrease):
PIK interest and dividends	(14,915)	(39,853)	(89,370)
Net amortization on investments	(18,807)	(41,433)	(26,061)
Decrease from foreign currency transactions	(660)	(7,520)	(5,731)
Net change in unrealized (gain) loss on investments, cash equivalents and foreign currencies	(82,437)	(141,257)	(536,907)
Net realized loss on investments, cash equivalents and foreign currencies	341,443	152,017	473,027
Changes in operating assets and liabilities:
Purchase of investments	(1,517,735)	(1,070,581)	(716,449)
Proceeds from disposition of investments and cash equivalents	1,657,907	951,168	546,446
Decrease (increase) in interest and dividends receivable (see note 2)	(6,490)	(1,978)	924
Decrease in prepaid expenses and other assets	10,133	9,026	2,645
Increase (decrease) in management and performance-based incentive fees payable	(3,151)	1,190	1,049
Increase in interest payable	399	7,571	1,421
Increase in accrued expenses and other liabilities	1,821	111	508
Increase (decrease) in payable for investments and cash equivalents purchased	(37,382)	(511,627)	521,454
Decrease (increase) in receivables for investments sold	(6,145)	36,182	(49,643)

Net Cash Provided (Used) by Operating Activities	$237,717	$(476,572)	$386,603

Cash Flows from Financing Activities:
Net proceeds from the issuance of common stock	$—	$204,275	$280,823
Offering costs from the issuance of common stock	(6)	(233)	(618)
Dividends paid in cash	(204,861)	(190,829)	(154,465)
Proceeds from debt	2,034,652	2,260,795	1,285,103
Payments on debt*	(2,071,176)	(2,278,657)	(1,316,481)

Net Cash Provided (Used) by Financing Activities	$(241,391)	$(4,649)	$94,362

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(3,674)	$(481,221)	$480,965
Effect of exchange rates on cash balances	(2)	(10)	13
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$6,354	$487,585	$6,607

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,678	$6,354	$487,585

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash interest paid during the year	$53,407	$29,205	$18,098

Non-cash financing activities consist of the reinvestment of dividends totaling $14,897, $21,850 and $14,529, respectively

*	Includes deferred financing costs of $702, $11,581 and $22,735, respectively.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2012

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.8%
CORPORATE DEBT—139.2%
BANK DEBT/SENIOR SECURED LOANS—47.0%
1st Lien Bank Debt/Senior Secured Loans—5.6%
Advantage Sales & Marketing, Inc., P+300, 12/17/15 (Revolving loan)	Grocery	$5,500	$2,200	$2,035
ATI Acquisition Company, P+1400 (P+1000 Cash / 4.00% PIK), 6/30/12*** †	Education	4,494	4,015	3,600
ATI Acquisition Company, P+900 (P+500 Cash / 4.00% PIK), 12/30/14*** †	Education	14,889	12,596	—
Aventine Renewable Energy Holdings, Inc., L+850, 12/22/15	Chemicals	24,937	20,009	19,825
Eastman Kodak Company, DIP L+750, 7/20/13	Technology	11,231	11,016	11,427
Grocery Outlet Inc., L+900, 12/15/17	Grocery	18,408	18,408	18,812
Penton Media, Inc., L+400 (L+300 Cash / 1.00% PIK), 8/1/14	Media	34,906	29,986	27,794
RBS Holding Company, LLC, L+500, 3/23/17	Business Services	15,840	15,703	9,900

Total 1st Lien Bank Debt/Senior Secured Loans			$113,933	$93,393

2nd Lien Bank Debt/Senior Secured Loans—41.4%
Advantage Sales & Marketing, Inc., L+775, 6/18/18	Grocery	$58,000	$57,571	$57,855
Allied Security Holdings, LLC, L+750, 2/2/18	Business Services	31,000	30,728	31,233
Asurion Corporation, L+750, 5/24/19	Insurance	78,111	77,959	79,234
Brock Holdings III, Inc., L+825, 3/16/18	Environmental & Facilities Services	39,000	38,302	38,561
Clean Earth, Inc., 13.00%, 8/1/14	Environmental & Facilities Services	25,000	25,000	24,875
Garden Fresh Restaurant Corp., L+975, 12/11/13	Retail	46,600	47,027	47,532
Insight Pharmaceuticals, LLC, L+1175, 8/25/17	Consumer Products	20,000	19,627	19,900
IPC Systems, Inc., L+525, 6/1/15	Telecommunications	44,250	42,170	38,497
Kronos, Inc., L+1000, 6/11/18	Electronics	35,000	35,000	35,700
Ozburn-Hessey Holding Company LLC, L+950, 10/8/16	Logistics	38,000	37,971	30,780

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
Ranpak Corp., L+750, 10/20/17 †	Packaging	$85,000	$85,000	$82,025
Ranpak Corp., E+775, 10/20/17 †	Packaging	€40,000	58,042	52,602
Sedgwick Holdings, Inc., L+750, 5/26/17	Business Services	$15,225	15,043	15,149
Sheridan Holdings, Inc., L+575 Cash or L+650 PIK, 6/15/15	Healthcare	24,047	23,446	23,518
TransFirst Holdings, Inc., L+600 Cash or L+675 PIK, 6/15/15	Financial Services	19,012	18,372	17,795
Valerus Compression Services, LP, 11.50%, 3/26/18	Industrial	40,000	40,000	40,680
Vertafore, Inc., L+825, 10/29/17	Software	49,260	48,842	49,383
Wall Street Systems Holdings, Inc., L+750, 6/20/18	Software	13,000	12,881	13,098

Total 2nd Lien Bank Debt/Senior Secured Loans			$712,981	$698,417

TOTAL BANK DEBT/SENIOR SECURED LOANS			$826,914	$791,810

Subordinated Debt/Corporate Notes—92.2%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650 (GBP L+300 Cash / 3.50% PIK), 7/9/17	Retail	£22,580	$44,368	$33,612
Advantage Sales & Marketing, Inc., 13.00%, 12/31/18	Grocery	$25,000	25,000	24,625
Altegrity Inc., 0.00%, 8/2/16 ¿†	Diversified Service	3,545	2,087	1,965
Altegrity Inc., 11.75%, 5/1/16 ¿†	Diversified Service	14,639	11,112	13,907
Altegrity Inc., 12.00%, 11/1/15 ¿†	Diversified Service	100,000	100,000	100,600
Altegrity Inc., 10.50%, 11/1/15 ¿†	Diversified Service	13,475	12,387	12,869
American Tire Distributors, Inc., 11.50%, 6/1/18	Distribution	25,000	25,000	26,450
Angelica Corporation, 15.00% (12.00% Cash / 3.00% PIK), 10/15/16	Healthcare	53,343	53,343	52,756
ATI Acquisition Company, P+1400 (P+1000 Cash / 4.00% PIK), 12/30/15***	Education	43,296	37,867	—
Avaya Inc., 10.125% Cash or 10.875% PIK, 11/1/15	Telecommunications	43,577	40,713	43,468
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17	Transportation	£22,750	35,957	32,078
BCA Osprey II Limited (British Car Auctions), 12.50% PIK, 8/17/17	Transportation	€13,773	19,138	16,186
Catalina Marketing Corporation, 11.625%, 10/1/17 ¿	Grocery	$27,175	27,157	25,001
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	55,950	55,845	51,334
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	34,300	34,035	31,642
Clearwire Communications, 12.00%, 12/1/15 ¿†	Telecommunications	24,843	24,289	24,595

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
Clearwire Communications, 14.75%, 12/1/16 ¿†	Telecommunications	$1,000	$1,000	$1,098
Delta Educational Systems, Inc., 14.20% (13.00% Cash / 1.20% PIK), 5/12/13	Education	19,991	19,828	20,221
Exova Limited, 10.50%, 10/15/18 ¿	Market Research	£18,000	28,823	25,524
Exova Limited, 10.50%, 10/15/18	Market Research	17,655	24,942	25,035
FoxCo Acquisition Sub LLC, 13.375%, 7/15/16 ¿	Broadcasting & Entertainment	$26,125	26,620	28,607
Hub International Holdings, 10.25%, 6/15/15 ¿	Insurance Broadcasting &	36,232	35,228	37,410
Intelsat Bermuda Ltd., 11.25%, 2/4/17 †	Entertainment	84,000	86,285	87,570
Intelsat Bermuda Ltd., 11.50% Cash or 12.50% PIK, 2/4/17 †	Broadcasting & Entertainment	20,000	19,500	20,850
inVentiv Health, Inc., 11.00%, 8/15/18	Market Research	160,000	160,000	144,000
Laureate Education, Inc., 12.75%, 8/15/17 ¿	Education	53,540	53,512	57,422
Lonestar Intermediate Super Holdings (Asurion), LLC, L+950, 9/2/19	Insurance	26,922	26,116	27,376
SeaCube Container Leasing Ltd., 11.00%, 4/28/16	Shipping	50,000	50,000	51,250
Sorenson Communications, Inc., 10.50%, 2/1/15 ¿	Consumer Services	16,500	16,303	13,695
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/1/17 ¿	Consumer Finance	40,000	39,450	39,800
SRA International, Inc., 11.00%, 10/1/19	Consulting Services	25,000	25,000	26,500
Texas Competitive Electric Holdings Company LLC, 11.50%, 10/1/20	Utilities	50,000	49,668	32,875
The ServiceMaster Company, 10.75% Cash or 11.50% PIK, 7/15/15 ¿	Diversified Service	15,731	15,967	16,596
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15 ¿	Education	120,500	101,356	94,291
Travelport LLC, 9.875%, 9/1/14 †	Business Services	19,779	18,606	12,733
Travelport LLC, L+462.5, 9/1/14 †	Business Services	13,000	10,970	7,150
Univar Inc., 12.00%, 6/30/18	Distribution	78,750	79,652	78,830
U.S. Renal Care, Inc., 13.25% (11.25% Cash / 2.00% PIK), 6/2/17	Healthcare	50,824	50,824	52,603
U.S. Security Associates Holdings, Inc., 11.00%, 7/28/18	Business Services	135,000	135,000	138,110
Varietal Distribution, 10.75%, 6/30/17	Distribution	€1,127	1,408	1,497
Varietal Distribution, 10.75%, 6/30/17	Distribution	$22,204	21,773	22,160

Total Subordinated Debt/Corporate Notes			$1,646,129	$1,554,291

TOTAL CORPORATE DEBT			$2,473,043	$2,346,101

COLLATERALIZED LOAN OBLIGATIONS—0.5%
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20	Asset Management	$11,000	$7,109	$7,691

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares and warrants)

	Industry	Par Amount*	Cost	Fair Value (1)
TOTAL COLLATERALIZED LOAN OBLIGATIONS			$7,109	$7,691

	Industry	Shares	Cost	Fair Value (1)
PREFERRED EQUITY—2.1%
AHC Mezzanine LLC (Advanstar) **	Media	—	$1,063	$279
CA Holding, Inc. (Collect America, Ltd.) Series A **	Consumer Finance	7,961	788	1,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK, 5/12/14	Education	12,360	25,789	26,207
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK (Convertible)	Education	332,500	6,863	3,708
Varietal Distribution Holdings, LLC, 8.00% PIK	Distribution	3,097	4,514	3,141

TOTAL PREFERRED EQUITY			$39,017	$34,927

EQUITY—6.0%
Common Equity/Interests—5.4%
AB Capital Holdings LLC (Allied Security)	Business Services	2,000,000	$2,000	$3,040
Accelerate Parent Corp. (American Tire) **	Distribution	3,125,000	3,125	4,750
Altegrity Holding Corp.**	Diversified Service	353,399	13,797	9,063
CA Holding, Inc. (Collect America, Ltd.) Series A **	Consumer Finance	25,000	2,500	1,058
CA Holding, Inc. (Collect America, Ltd.) Series AA **	Consumer Finance	4,294	429	859
Clothesline Holdings, Inc. **	Healthcare	6,000	6,000	1,729
Explorer Coinvest LLC (Booz Allen) **	Consulting Services	430	4,300	6,810
Garden Fresh Restaurant Holding, LLC **	Retail	50,000	5,000	7,600
Gryphon Colleges Corporation (Delta Educational Systems, Inc.)**	Education	17,500	175	—
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (2,3) **	Industrial	—	—	208
JV Note Holdco LLC (DSI Renal Inc.)	Healthcare	9,303	85	84
New Omaha Holdings Co-Invest LP (First Data) **	Financial Services	13,000,000	65,000	24,960
Penton Business Media Holdings, LLC **	Media	124	4,950	8,308
RC Coinvestment, LLC (Ranpak Corp.) **	Packaging	50,000	5,000	8,535
Sorenson Communications Holdings, LLC Class A **	Consumer Services	454,828	45	1,380
Univar Inc. **	Distribution	900,000	9,000	13,840
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$121,434	$92,224

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares and warrants)

	Industry	Warrants	Cost	Fair Value (1)
Warrants—0.6%
CA Holding, Inc. (Collect America, Ltd.), Common **	Consumer Finance	7,961	$8	—
Fidji Luxco (BC) S.C.A., Common (FCI) (2) **	Electronics	48,769	491	$7,619
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	9,820	98	—
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	45,947	459	947
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	104,314	1,043	1,163

Total Warrants			$2,099	$9,729

TOTAL EQUITY			$123,533	$101,953

Total Investments in Non-Controlled/ Non- Affiliated Investments			$2,642,702	$2,490,672

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN CONTROLLED INVESTMENTS—11.1% (4)
CORPORATE DEBT—2.3% Subordinated Debt/Corporate Notes—2.3%
Playpower Holdings Inc., 14.00% PIK, 12/15/15	Leisure Equipment	€16,617	$22,129	$21,576
Playpower, Inc., 12.50% PIK, 12/31/15	Leisure Equipment	£10,887	16,367	16,960

Total Subordinated Debt/Corporate Notes			$38,496	$38,536

TOTAL CORPORATE DEBT			$38,496	$38,536

	Industry	Shares	Cost	Fair Value (1)
EQUITY—8.8%
Common Equity/Interests—8.8%
AIC Credit Opportunity Fund LLC (5)	Asset Management	—	$63,029	$56,034
Generation Brands Holdings, Inc. (Quality Home Brands) **	Consumer Products	750	—	130
Generation Brands Holdings, Inc. Series H (Quality Home Brands) **	Consumer Products	7,500	2,297	1,300
Generation Brands Holdings, Inc. Series 2L (Quality Home Brands) **	Consumer Products	44,957	11,242	7,793
LVI Parent Corp. (LVI Services, Inc.)	Environmental &	14,981	16,096	21,504
	Facilities Services
Playpower Holdings Inc.	Leisure Equipment	1,000	77,722	61,111

Total Common Equity/Interests			$170,386	$147,872

TOTAL EQUITY			$170,386	$147,872

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2012

(in thousands, except shares and warrants)

	Industry	Shares	Cost	Fair Value (1)
Total Investments in Controlled Investments			$208,882	$186,408

Total Investments—158.9% (6)			$2,851,584	$2,677,080
Liabilities in Excess of Other Assets—(58.9%)				(991,849)

Net Assets—100.0%				$1,685,231

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).

(2)	Denominated in Euro (€).

(3)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(4)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the fiscal year ended March 31, 2012 in these Controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2011	Gross Additions	Gross Reductions	Interest/ Dividend/ Other Income	Fair Value at March 31, 2012
Playpower Holdings, Inc., 14.00% PIK	$—	$22,129	$—	$2,195	$21,576
Playpower, Inc., 12.50% PIK	—	16,366	—	1,551	16,960
AIC Credit Opportunity Fund LLC Common Equity	95,212	9,317	20,889	13,444	56,034
Generation Brands Holdings, Inc. (Quality Home Brands) Common Equity	8	—	—	—	130
Generation Brands Holdings, Inc. (Quality Home Brands) Series H Common Equity	77	—	—	—	1,300
Generation Brands Holdings, Inc. (Quality Home Brands) Series 2L Common Equity	379	—	—	—	7,793
LVI Parent Corp. Common Equity	15,892	—	—	—	21,504
Playpower Holdings Inc. Common Equity	—	77,722	—	—	61,111

	$111,568	$125,534	$20,889	$17,190	$186,408

As of March 31, 2012, the Company has a 100%, 32%, 32.5% and 100% equity ownership interest in AIC Credit Opportunity Fund LLC, Generation Brands Holdings, Inc., LVI Parent Corp. and Playpower Holdings Inc., respectively.

(5)	See Note 6.

(6)	Aggregate gross unrealized appreciation for federal income tax purposes is $85,025; aggregate gross unrealized depreciation for federal income tax purposes is $363,967. Net unrealized depreciation is $278,942 based on a tax cost of $2,956,022.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security

***	Non-accrual status (see Note 2d)

†	Denotes debt securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2012
Diversified Service	8.9%
Business Services	8.1%
Education	7.8%
Market Research	7.3%
Distribution	5.6%
Insurance	5.4%
Packaging	5.4%
Broadcasting & Entertainment	5.1%
Healthcare	4.9%
Grocery	4.8%
Telecommunications	4.0%
Leisure Equipment	3.7%
Retail	3.3%
Environmental & Facilities Services	3.2%
Asset Management	2.4%
Software	2.3%
Shipping	1.9%
Transportation	1.8%
Electronics	1.6%
Consumer Finance	1.6%
Financial Services	1.6%
Industrial	1.5%
Media	1.4%
Consulting Services	1.2%
Utilities	1.2%
Logistics	1.2%
Consumer Products	1.1%
Chemicals	0.7%
Consumer Services	0.6%
Technology	0.4%

Total Investments	100.0%

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2011

(in thousands)

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/NON AFFILIATED INVESTMENTS—147.9%

CORPORATE DEBT—139.4%

BANK DEBT/SENIOR SECURED LOANS—51.7%

1st Lien Bank Debt/Senior Secured Loans—6.9%
Altegrity, Inc., L+600, 2/21/15	Diversified Service	$12,406	$12,187	$12,499
Armored Autogroup Inc., L+425, 11/5/16	Consumer Products	3,491	3,491	3,491
ATI Acquisition Company, L+600, 12/30/14	Education	13,306	12,884	13,839
Brickman Group Holdings, Inc., L+550, 10/14/16	Environmental & Facilities Services	14,963	14,822	15,294
Brock Holdings III, Inc., L+450, 3/16/17	Environmental & Facilities Services	5,000	4,963	5,031
Educate, Inc., L+700, 6/14/14	Education	7,908	7,908	7,868
Insight Pharmaceuticals, LLC., L+500, 2/24/17	Consumer Products	7,500	7,388	7,462
Leslie’s Poolmart, Inc., L+300, 11/21/16	Retail	5,985	5,985	6,034
Multiplan, Inc., L+325, 8/26/17	Business Services	4,808	4,808	4,826
Penton Media, Inc., L+400, 8/1/14	Media	34,917	28,590	28,486
Playpower, Inc., L+950, 6/30/12	Leisure Equipment	15,890	14,433	14,380
RBS Holding Company, LLC, L+500, 3/23/17	Business Services	16,000	15,840	15,860

Total 1st Lien Bank Debt/Senior Secured Loans			$133,299	$135,070

2nd Lien Bank Debt/Senior Secured Loans—44.8%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+425, 7/9/16 †	Retail	£11,400	$20,193	$17,725
AB Acquisitions UK Topco 2 Limited (Alliance Boots), E+425, 7/9/16 †	Retail	€3,961	5,563	5,537
Advantage Sales & Marketing, Inc., L+775, 6/18/18	Grocery	$60,000	59,494	61,200
Allied Security Holdings, LLC., L+700, 2/2/18	Business Services	51,000	50,527	52,020
Applied Systems, Inc., L+775, 6/8/17	Software	26,500	26,244	26,853
Asurion Corporation, L+650, 7/3/15	Insurance	115,026	114,181	114,307
Brock Holdings III, Inc., L+825, 3/16/18	Environmental & Facilities Services	45,000	44,102	46,350
Clean Earth, Inc., 13.00%, 8/1/14	Environmental & Facilities Services	25,000	25,000	24,875
Datatel, Inc., L+725, 2/19/18	Education	21,000	20,896	21,341

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
Garden Fresh Restaurant Corp., L+975, 12/11/13	Retail	$46,600	$46,600	$48,091
IPC Systems, Inc., L+525, 6/1/15	Telecommunications	44,250	41,635	42,038
Kronos, Inc., L+575 Cash or L+650 PIK, 6/11/15	Electronics	60,000	60,000	59,600
Ozburn-Hessey Holding Company LLC, L+850, 10/8/16	Logistics	38,000	37,966	38,570
Ranpak Corp., 12/27/14 (2) †	Packaging	43,550	38,532	43,550
Ranpak Corp., 12/27/14 (3) †	Packaging	€21,970	27,767	31,178
Sedgwick Holdings, Inc., L+750, 5/26/17	Business Services	$25,000	24,657	25,250
Sheridan Holdings, Inc., L+575, 6/15/15	Healthcare	67,847	67,090	67,847
TransFirst Holdings, Inc., L+600 Cash or L+675 PIK, 6/15/15	Financial Services	37,512	36,714	35,749
Valerus Compression Services, LP, 11.50%, 3/26/18	Industrial	40,000	40,000	40,000
Vertafore, Inc., L+825, 10/29/17	Software	75,000	74,282	76,594

Total 2nd Lien Bank Debt/Senior Secured Loans			$861,443	$878,675

TOTAL BANK DEBT/SENIOR SECURED LOANS			$994,742	$1,013,745

Subordinated Debt/Corporate Notes—87.7%
AB Acquisitions UK Topco 2 Limited (Alliance Boots), GBP L+650 (GBP L+300 Cash / 3.50% PIK), 7/9/17	Retail	£49,664	$93,048	$77,618
Altegrity Inc., 0.00%, 8/2/16 ¿†	Diversified Service	$3,545	1,846	1,846
Altegrity Inc., 11.75%, 5/1/16 ¿†	Diversified Service	14,639	10,390	15,737
Altegrity Inc., 12.00%, 11/1/15 ¿†	Diversified Service	100,000	100,000	107,900
Altegrity Inc., 10.50%, 11/1/15 ¿†	Diversified Service	13,475	12,114	14,385
American Tire Distributors, Inc., 11.50%, 6/1/18 ¿†	Distribution	25,000	25,000	27,375
American Tire Distributors, Inc., 9.75%, 6/1/17 †	Distribution	10,000	9,887	11,000
Angelica Corporation, 15.00% (12.00% Cash / 3.00% PIK), 2/4/14	Healthcare	60,000	60,000	62,940
ATI Acquisition Company, L+1100, 12/30/15	Education	38,500	37,843	39,559
Avaya Inc., 10.125% Cash or 10.875% PIK, 11/1/15	Telecommunications	7,140	7,176	7,289
Catalina Marketing Corporation, 11.625%, 10/1/17 ¿†	Grocery	42,175	42,404	47,974
Catalina Marketing Corporation, 10.50%, 10/1/15 ¿†	Grocery	5,000	5,108	5,425
Ceridian Corp., 12.25% Cash or 13.00% PIK, 11/15/15 †	Diversified Service	55,950	55,792	58,608
Ceridian Corp., 11.25%, 11/15/15 †	Diversified Service	34,300	33,874	35,801
Checkout Holding Corp. (Catalina Marketing), 0.00%, 11/15/15	Grocery	40,000	24,655	26,200

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
Delta Educational Systems, Inc., 14.20% (13.00% Cash / 1.20% PIK), 5/12/13	Education	$19,753	$19,464	$20,286
Dura-Line Merger Sub, Inc., 14.25%(11.25% Cash / 3.00% PIK), 9/22/14	Telecommunications	42,654	42,179	42,654
Exova Limited, 10.50%, 10/15/18	Market Research	£18,000	28,823	30,296
First Data Corporation, 12.625%, 1/15/21 †	Financial Services	$9,219	7,971	10,053
First Data Corporation, 9.875%, 9/24/15 †	Financial Services	2,061	1,843	2,112
First Data Corporation, 8.25%, 1/15/21 †	Financial Services	9,219	8,020	9,192
FleetPride Corporation, 11.50%, 10/1/14 ¿†	Transportation	47,500	47,500	47,737
Fox Acquisition Sub LLC, 13.375%, 7/15/16 ¿	Broadcasting & Entertainment	26,125	25,927	28,999
FPC Holdings, Inc. (FleetPride Corporation), 14.00%, 6/30/15 ¿†	Transportation	37,846	38,670	39,170
General Nutrition Centers, Inc., 10.75%, 3/15/15 †	Retail	24,500	24,674	24,500
General Nutrition Centers, Inc., L+450 Cash or L+525 PIK, 3/15/14 †	Retail	12,275	12,270	12,275
Hub International Holdings, 10.25%, 6/15/15 ¿	Insurance	36,232	34,990	37,772
Intelsat Bermuda Ltd., 11.25%, 2/4/17	Broadcasting & Entertainment	90,000	92,060	98,415
Laureate Education, Inc., 12.00%, 8/15/17 ¿	Education	53,540	52,244	58,760
MW Industries, Inc., 14.50%(13.00% Cash / 1.50% PIK), 5/1/14	Manufacturing	62,341	61,686	62,341
N.E.W. Holdings I, LLC, L+750, 3/23/17	Consumer Services	45,111	45,227	46,464
Playpower Holdings Inc., 15.50% PIK, 12/31/12 ¿***	Leisure Equipment	112,831	112,831	54,176
Ranpak Holdings, Inc., 15.00% PIK, 12/27/15	Packaging	78,501	78,501	80,071
Renal Advantage Holdings, Inc., 12.00%, 6/17/17	Healthcare	32,103	31,713	32,424
Sorenson Communications, Inc., 10.50%, 2/1/15 ¿	Consumer Services	32,500	32,000	24,375
SquareTwo Financial Corp. (Collect America, Ltd.), 11.625%, 4/1/17 ¿	Consumer Finance	40,000	39,373	40,900
The ServiceMaster Company, 10.75% Cash or 11.50% PIK, 7/15/15 ¿	Diversified Service	52,173	52,751	55,640
TL Acquisitions, Inc. (Thomson Learning), 13.25%, 7/15/15 ¿†	Education	82,500	82,845	86,178
TL Acquisitions, Inc. (Thomson Learning), 10.50%, 1/15/15 ¿†	Education	22,000	20,943	22,477
Univar Inc., 12.00%, 6/30/18	Distribution	78,750	78,750	81,506
US Foodservice, 10.25%, 6/30/15n ¿	Beverage, Food & Tobacco	81,543	72,918	86,027
U.S. Renal Care, Inc., 13.25%(11.25% Cash / 2.00% PIK), 6/2/17	Healthcare	20,336	20,336	21,353
Varietal Distribution, 10.75%, 6/30/17	Distribution	€1,127	1,392	1,609
Varietal Distribution, 10.75%, 6/30/17	Distribution	$22,204	21,715	22,338

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

	Industry	Par Amount*	Cost	Fair Value (1)
Total Subordinated Debt/Corporate Notes			$1,708,753	$1,719,757

TOTAL CORPORATE DEBT			$2,703,495	$2,733,502

COLLATERALIZED LOAN OBLIGATIONS—1.4%
Babson CLO Ltd., Series 2008-2A Class E, L+975, 7/15/18 ¿	Asset Management	$11,000	$10,158	$11,592
Babson CLO Ltd., Series 2008-1A Class E, L+550, 7/20/18 ¿	Asset Management	10,150	7,698	8,788
Westbrook CLO Ltd., Series 2006-1A, L+370, 12/20/20 ¿	Asset Management	11,000	6,883	8,390

TOTAL COLLATERALIZED LOAN OBLIGATIONS			$24,739	$28,770

	Industry	Shares	Cost	Fair Value (1)
PREFERRED EQUITY—1.7%
AHC Mezzanine LLC (Advanstar) **	Media	—	$1,063	$220
CA Holding, Inc. (Collect America, Ltd.) Series A **	Consumer Finance	7,961	788	1,592
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 13.50% PIK, 5/12/14	Education	12,360	22,330	22,943
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), 12.50% PIK (Convertible)	Education	332,500	6,067	6,067
Varietal Distribution Holdings, LLC, 8.00% PIK	Distribution	3,097	4,169	2,310

TOTAL PREFERRED EQUITY			$34,417	$33,132

EQUITY—5.4%
Common Equity/Interests—5.0%
AB Capital Holdings LLC (Allied Security)	Business Services	2,000,000	$2,000	$2,650
Accelerate Parent Corp. (American Tire)	Distribution	3,125,000	3,125	4,110
A-D Conduit Holdings, LLC (Duraline) **	Telecommunications	2,778	2,778	5,007
Altegrity Holding Corp.	Diversified Service	353,399	13,797	14,749
CA Holding, Inc. (Collect America, Ltd.) Series A **	Consumer Finance	25,000	2,500	149
CA Holding, Inc. (Collect America, Ltd.) Series AA **	Consumer Finance	4,294	429	859
Clothesline Holdings, Inc. (Angelica) **	Healthcare	6,000	6,000	5,131
Explorer Coinvest LLC (Booz Allen) **	Consulting Services	430	4,300	7,202
FSC Holdings Inc. (Hanley Wood LLC) **	Media	10,000	10,000	0
Garden Fresh Restaurant Holding, LLC **	Retail	50,000	5,000	8,734
Gryphon Colleges Corporation (Delta
Educational Systems, Inc.)**	Education	17,500	175	573
See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares and warrants)

	Industry	Shares	Cost	Fair Value (1)
GS Prysmian Co-Invest L.P. (Prysmian Cables & Systems) (4,5) **	Industrial	—	—	247
New Omaha Holdings Co-Invest LP (First Data) **	Financial Services	13,000,000	$65,000	$20,024
Penton Business Media Holdings, LLC **	Media	124	4,950	6,049
Pro Mach Co-Investment, LLC **	Machinery	150,000	1,500	4,558
RC Coinvestment, LLC (Ranpak Corp.) **	Packaging	50,000	5,000	6,008
Sorenson Communications Holdings, LLC Class A **	Consumer Services	454,828	46	2,030
Univar Inc.	Distribution	900,000	9,000	9,400
Varietal Distribution Holdings, LLC Class A **	Distribution	28,028	28	—

Total Common Equity/Interests			$135,628	$97,480

	Industry	Warrants	Cost	Fair Value (1)
Warrants—0.4%
CA Holding, Inc. (Collect America, Ltd.), Common **	Consumer Finance	7,961	$8	$—
Fidji Luxco (BC) S.C.A., Common (FCI) (4) **	Electronics	48,769	491	5,351
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Common **	Education	9,820	98	322
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class A-1 Preferred **	Education	45,947	459	837
Gryphon Colleges Corporation (Delta Educational Systems, Inc.), Class B-1 Preferred **	Education	104,314	1,043	1,901

Total Warrants			$2,099	$8,411

TOTAL EQUITY			$137,727	$105,891

Total Investments in Non-Controlled/ Non- Affiliated Investments			$2,900,378	$2,901,295

	Industry	Par Amount*	Cost	Fair Value (1)
INVESTMENTS IN NON-CONTROLLED/AFFILIATED INVESTMENTS—1.9% (6)

CORPORATE DEBT—0.6%

Subordinated Debt/Corporate Notes—0.6%
DSI Renal Inc., 17.00%(10.00% Cash / 7.00% PIK), 4/7/14	Healthcare	$10,686	$10,686	$10,899

TOTAL CORPORATE DEBT			$10,686	$10,899

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

	Industry	Shares	Cost	Fair Value (1)
EQUITY—1.3%
Common Equity/Interests—0.9%
CDSI I Holding Company, Inc. (DSI Renal Inc.) **	Healthcare	9,303	$9,300	$18,723

Total Common Equity/Interests			$9,300	$18,723

	Industry	Warrants	Cost	Fair Value (1)
Warrants—0.4%
CDSI I Holding Company, Inc. Series A (DSI Renal Inc.) **	Healthcare	2,031	$773	$2,169
CDSI I Holding Company, Inc. Series B (DSI Renal Inc.) **	Healthcare	2,031	645	1,837
CDSI I Holding Company, Inc. (DSI Renal Inc.) ** §	Healthcare	6,093,750	1,003	3,667

Total Warrants			$2,421	$7,673

TOTAL EQUITY			$11,721	$26,396

Total Investments in Non- Controlled/Affiliated Investments			$22,407	$37,295

	Industry	Shares	Cost	Fair Value (1)
INVESTMENTS IN CONTROLLED INVESTMENTS—5.7% (7)
Preferred Equity—0.0%
Grand Prix Holdings, LLC Series A, 12.00% PIK (Innkeepers USA) ***	Hotels, Motels, Inns & Gaming	2,989,431	$102,012	$—

EQUITY
Common Equity/Interests—5.7%
AIC Credit Opportunity Fund LLC (8)	Asset Management	—	$71,740	$95,212
Generation Brands Holdings, Inc. (Quality Home Brands) **	Consumer Products	750	—	8
Generation Brands Holdings, Inc. Series H (Quality Home Brands) **	Consumer Products	7,500	2,297	77
Generation Brands Holdings, Inc. Series 2L (Quality Home Brands) **	Consumer Products	36,700	11,242	379
Grand Prix Holdings, LLC (Innkeepers USA) **	Hotels, Motels, Inns & Gaming	17,335,834	172,664	—
LVI Parent Corp. (LVI Services, Inc.)	Environmental & Facilities Services	14,981	16,096	15,892

Total Common Equity/Interests			$274,039	$111,568

TOTAL EQUITY			$274,039	$111,568

Total Investments in Controlled Investments			$376,051	$111,568

Total Investments—155.5% (9)			$3,298,836	$3,050,158

Liabilities in Excess of Other Assets—(55.5%)				(1,089,127)

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

	Industry	Shares	Cost	Fair Value (1)
Net Assets—100.0%				$1,961,031

(1)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2).

(2)	Position is held across five US Dollar-denominated tranches with stated coupons between L+650 and L+850.

(3)	Position is held across three Euro-denominated tranches with stated coupons between E+700 and E+800.

(4)	Denominated in Euro (€).

(5)	The Company is the sole Limited Partner in GS Prysmian Co-Invest L.P.

(6)	Denotes investments in which we are an “Affiliated Person”, as defined in the Investment Company Act of 1940 (“1940 Act’), due to owning, controlling, or holding the power to vote, 5% or more of the outstanding voting securities of the investment. Transactions during the fiscal year ended March 31, 2011 in these Affiliated investments are as follows:

Name of Issuer	Fair Value at March 31, 2010	Gross Additions	Gross Reductions	Interest/ Dividend Income	Fair Value at March 31, 2011
Gray Wireline Service, Inc. 1st Out	$1,000	$—	$1,000	$57	$—
Gray Wireline Service, Inc. 2nd Out	59,251	485	78,820	8,494	—
DSI Renal, Inc., 17.00%	10,057	825	—	1,745	10,899
CDSI I Holding Company, Inc. (DSI Renal) Common Equity	10,206	—	—	—	18,723
Gray Energy Services, LLC Class H Common Equity	—	—	806	—	—
CDSI I Holding Company, Inc. (DSI Renal) Series A Warrant	854	—	—	—	2,169
CDSI I Holding Company, Inc. (DSI Renal) Series B Warrant	693	—	—	—	1,837
CDSI I Holding Company, Inc. (DSI Renal) Contingent Payment Agreement	1,075	—	—	—	3,667
Gray Holdco, Inc. Warrant	—	—	2,654	—	—

	$83,136	$1,310	$83,280	$10,296	$37,295

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

March 31, 2011

(in thousands, except shares)

(7)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the fiscal year ended March 31, 2011 in these Controlled investments are as follows:

Name of Issuer	Fair Value at March 31, 2010	Gross Additions	Gross Reductions	Interest/ Dividend/ Other Income	Fair Value at March 31, 2011
Grand Prix Holdings, LLC (Innkeepers USA) Series A Preferred	$5,268	$—	$—	$—	$—
AIC Credit Opportunity Fund LLC Common Equity (8)	73,514	1,700	—	12,334	95,212
Generation Brands Holdings, Inc. (Quality Home Brands)Common Equity	230	—	—	—	8
Generation Brands Holdings, Inc. (Quality Home Brands) Series H Common Equity	2,297	—	—	—	77
Generation Brands Holdings, Inc. (Quality Home Brands) Series 2L Common Equity	11,242	—	—	—	379
Grand Prix Holdings, LLC (Innkeepers USA) Common Equity	—	—	—	—	—
LVI Parent Corp. Common Equity	—	16,096	—	110	15,892

	$92,551	$17,796	$—	$12,444	$111,568

The Company has a 99%, 100%, 27% and 34% equity ownership interest in Grand Prix Holdings LLC, AIC Credit Opportunity Fund LLC, Generation Brands Holdings, Inc. and LVI Parent Corp., respectively.

(8)	See note 6.

(9)	Aggregate gross unrealized appreciation for federal income tax purposes is $202,082; aggregate gross unrealized depreciation for federal income tax purposes is $454,897. Net unrealized depreciation is $252,815 based on a tax cost of $3,302,973.

¿	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

*	Denominated in USD unless otherwise noted.

**	Non-income producing security

***	Non-accrual status (see note 2m)

†	Denote securities where the Company owns multiple tranches of the same broad asset type but whose security characteristics differ. Such differences may include level of subordination, call protection and pricing, differing interest rate characteristics, among other factors. Such factors are usually considered in the determination of fair values.

§	Position reflects a contingent payment agreement.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (continued)

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2011
Diversified Service	10.4%
Education	9.9%
Healthcare	7.5%
Retail	6.6%
Packaging	5.3%
Distribution	5.2%
Insurance	5.0%
Grocery	4.6%
Broadcasting & Entertainment	4.2%
Asset Management	4.1%
Environmental & Facilities Services	3.5%
Software	3.4%
Business Services	3.3%
Telecommunications	3.2%
Transportation	2.8%
Beverage, Food & Tobacco	2.8%
Financial Services	2.5%
Consumer Services	2.4%
Leisure Equipment	2.3%
Electronics	2.1%
Manufacturing	2.0%
Consumer Finance	1.4%
Industrial	1.3%
Logistics	1.3%
Media	1.1%
Market Research	1.0%
Consumer Products	0.4%
Consulting Services	0.2%
Machinery	0.2%
Hotels, Motels, Inns & Gaming	0.0%

Total Investments	100.0%

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

(in thousands except share and per share amounts)

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment”, the “Company”, “AIC”, “we”, “us”, or “our”), a Maryland corporation organized on February 2, 2004, is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes we have elected to be treated as a regulated investment company (“RIC”), under the Internal Revenue Code of 1986, as amended (“the Code”). Our investment objective is to generate current income and capital appreciation. We invest primarily in the form of subordinated debt, as well as by making investments in certain senior secured loans and/or equity in private middle-market companies. From time to time, we may also invest in the securities of public companies.

Apollo Investment commenced operations on April 8, 2004 receiving net proceeds of $870,000 from its initial public offering selling 62 million shares of common stock at a price of $15.00 per share.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) Under procedures established by our board of directors, we value investments, including certain senior secured debt, subordinated debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Debt investments with remaining maturities of 60 days or less shall each be valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of our investment adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our board of directors. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our investment adviser;

(3) independent valuation firms are engaged by our board of directors to conduct independent appraisals by reviewing our investment adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our investment adviser and the valuation prepared by the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firm and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When readily available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the fiscal year ended March 31, 2012, there has been no change to the Company’s valuation techniques and related inputs considered in the valuation process.

Accounting Standards Codification (“ASC”) 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Accounting Standards Update No. 2010-06, Improving Disclosure about Fair Value Measurements was released in January 2010 and is effective and adopted for periods beginning after December 15, 2009, except for separate disclosures for purchases, sales, issuances, and settlements, as applicable, in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective and were adopted on April 1, 2011. This update improved financial statement disclosure around transfers in and out of level 1 and 2 fair value measurements, around valuation techniques and inputs and around other related disclosures. Transfers between levels, if any, are recognized at the end of the reporting period. See certain additional disclosures in note 6, as well as in “Valuation of Portfolio Investments” within our Critical Accounting Policies section of Management’s Discussion and Analysis of Financial Condition and Results of Operations.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”) which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Company adopted ASU 2011-04 on January 1, 2012.

(c) Gains or losses on investments are calculated by using the specific identification method.

(d) The Company records interest and dividend income, adjusted for amortization of premium and accretion of discount, on an accrual basis. Some of our loans and other investments, including certain preferred equity investments, may have contractual payment-in-kind (“PIK”) interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company again believes that PIK is expected to be realized. For the fiscal year ended March 31, 2012, accrued PIK totaled $17,320, on total investment income of $357,584. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Structuring fees are recorded as other income when earned. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management’s judgment.

(e) The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all Federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on estimated excess taxable income, if any, as required.

(f) Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America; accordingly, at March 31, 2012, $59,768 was reclassified on our statement of assets and liabilities between accumulated net realized loss and over-distributed net investment income and $122 was reclassified between accumulated net realized loss and paid-in capital in excess of par. Total earnings and net asset value are not affected.

(g) Dividends and distributions to common stockholders are recorded as of the record date. The amount to be paid out as a dividend is determined by the board of directors each quarter. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

(h) In accordance with Regulation S-X, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. Consequently, the Company has not consolidated special purpose entities through which the special purpose entity acquired and holds investments subject to financing with third parties. At March 31, 2012, the Company did not have any subsidiaries or controlled operating companies that were consolidated. See additional information within note 6.

(i) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Company’s investments in foreign securities may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(j) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(k) The Company records origination and other expenses related to its debt obligations as prepaid assets. These expenses are deferred and amortized using the straight-line method over the stated life of the obligation which closely approximates the effective yield method.

(l) The Company records expenses related to shelf filings and applicable offering costs as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with the ASC 946-20-25.

(m) The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Company deems that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Note 3. Agreements

Apollo Investment has an Investment Advisory and Management Agreement (the “Investment Advisory Agreement”) with Apollo Investment Management, L.P. (the “Investment Adviser” or “AIM”), under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under an administration agreement (the “Administration Agreement”) between Apollo Investment and Apollo Investment Administration, LLC (the “Administrator”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee.

Apollo Investment pays the Investment Adviser an incentive fee with respect to Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed 1.75%, which we commonly refer to as the performance threshold; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds 1.75% but does not exceed 2.1875% in any calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months. The effect of the fee calculation described above is that if pre-incentive fee net investment income is equal to or exceeds 2.1875%, the Investment Adviser will receive a fee of 20% of Apollo Investment’s pre-incentive fee net investment income for the quarter. The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal 20% of Apollo Investment’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For accounting purposes only, we are required under GAAP to accrue a theoretical capital gains incentive fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period.

The accrual of this theoretical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a theoretical capital gains incentive fee that would be payable to the Investment Adviser at each measurement date. There was no such accrual for the fiscal years ended March 31, 2012, 2011 and 2010. It should be noted that a fee so calculated and accrued would not be payable under the Investment Advisers Act of 1940 (“Advisers Act”) or Investment Advisory Agreement, and would not be paid based upon such computation of capital gains incentive fees in subsequent periods. Amounts actually paid to the Investment Adviser will be consistent with the Advisers Act and formula reflected in the Investment Advisory Agreement which specifically excludes consideration of unrealized capital appreciation.

For the fiscal years ended March 31, 2012, 2011 and 2010, the Company recognized $60,321, $59,831 and $54,069, respectively, in base management fees and $39,651, $47,793 and $49,853, respectively, in performance-based incentive fees. The fees for the fiscal year ended March 31, 2012 reflect a reduction due to a prior payment of an unearned portion of the fees to the Investment Adviser of $2,783.

Apollo Investment has also entered into an Administration Agreement with the Administrator under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by the Administrator and requested to be reimbursed in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief financial officer and chief compliance officer and their respective staffs that are requested to be reimbursed. The Administrator will also provide, on Apollo Investment’s behalf, managerial assistance to those portfolio companies to which Apollo Investment is required to provide such assistance. For the fiscal years ended March 31, 2012, 2011 and 2010 the Company recognized expenses under the Administration Agreement of $5,387, $5,529 and $4,725, respectively.

Note 4. Net Asset Value Per Share

At March 31, 2012, the Company’s total net assets and net asset value per share were $1,685,231 and $8.55, respectively. This compares to total net assets and net asset value per share at March 31, 2011 of $1,961,031 and $10.03, respectively.

Note 5. Earnings (Loss) Per Share

The following table sets forth the computation of basic and diluted earnings (loss) per share, pursuant to ASC 260-10, for the years ended March 31, 2012, 2011 and 2010, respectively:

	Year Ended March 31,
	2012	2011	2010
Earnings per share—basic
Numerator for increase (decrease) in net assets per share:	$(86,264)	$180,412	$263,290
Denominator for basic weighted average shares:	196,583,804	193,192,475	159,368,701
Basic earnings (loss) per share:	(0.44)	0.93	1.65

Earnings per share—diluted
Numerator for increase (decrease) in net assets per share:	$(86,264)	$180,412	$263,290
Adjustment for interest on convertible notes and for incentive fees, net	10,302	1,883	—

Numerator for increase (decrease) in net assets per share, as adjusted	$(75,962)	$182,295	$263,290
Denominator for weighted average shares, as adjusted for dilutive effect of convertible notes:	211,131,904	195,823,090	159,368,701
Diluted earnings (loss) per share:	(0.44)*	0.93	1.65

*	In applying the if-converted method, conversion shall not be assumed for purposes of computing diluted EPS if the effect would be anti-dilutive. For the fiscal year ended March 31, 2012, anti-dilution would total $0.08.

Note 6. Investments

AIC Credit Opportunity Fund LLC—We own all of the common member interests in AIC Credit Opportunity Fund LLC (“AIC Holdco”). AIC Holdco was formed for the purpose of holding various financed investments. AIC Holdco wholly owns three special purpose entities, each of which in 2008 acquired directly or indirectly an investment in a particular security from an unaffiliated entity that provided leverage for the investment as part of the sale. Each of these transactions is described in more detail below together with summary financial information.

In the first of these investments, in June 2008 we invested through AIC Holdco $39,500 in AIC (FDC) Holdings LLC (“Apollo FDC”). Apollo FDC used the proceeds to purchase a Junior Profit-Participating Note due 2013 in principal amount of $39,500 (the “Junior Note”) issued by Apollo I Trust (the “Trust”). The Trust also issued a Senior Floating Rate Note due 2013 (the “Senior Note”) to an unaffiliated third party (“FDC Counterparty”) in principal amount of $39,500 paying interest at Libor plus 1.50%, increasing over time to Libor plus 2.0%. The Trust used the aggregate $79,000 proceeds to acquire $100,000 face value of a senior subordinated loan of First Data Corporation (the “FDC Loan”) due 2016. The FDC Loan pays interest at 11.25% per year. The Junior Note of the Trust owned by Apollo FDC pays to Apollo FDC all of the interest and other proceeds received by the Trust on the FDC Loan after satisfying the Trust’s obligations on the Senior Note. The holder of the Senior Note has no recourse to Apollo FDC, AIC Holdco or us with respect to any interest on, or principal of, the Senior Note. However, if the value of the FDC Loan held by the Trust declines sufficiently, the investment would be unwound unless Apollo FDC posts additional collateral for the benefit of the Senior Note. Consequently, the maximum exposure on this investment is the amount of our investment in the Junior Note and any additional collateral we determine to post. During the fiscal year ended March 31, 2012, we sold $47,145 face value of the FDC Loan. As a result of this transaction, as of March 31, 2012, the FDC Loan balance is $52,855, the Junior Note balance is $21,472 and the Senior Note balance is $20,283.

In the second of these investments, in June 2008 we invested through AIC Holdco $11,375 in AIC (TXU) Holdings LLC (“Apollo TXU”). Apollo TXU acquired exposure to $50,000 notional amount of a Libor plus 3.5% senior secured delayed draw term loan of Texas Competitive Electric Holdings (“TXU”) due 2014 through a non-recourse total return swap (the “TRS”) with an unaffiliated third party expiring on October 10, 2013. Pursuant to such delayed draw term loan, Apollo TXU pays an unaffiliated third-party interest at Libor plus 1.5% and generally receives all proceeds due under the delayed draw term loan of TXU (the “TXU Term Loan”). Like Apollo FDC, Apollo TXU is entitled to 100% of any realized appreciation in the TXU Term Loan and, since the TRS is a non-recourse arrangement, Apollo TXU is exposed only up to the amount of its investment in the TRS, plus any additional margin we decide to post, if any, during the term of the financing. The TRS does not constitute a senior security or a borrowing of Apollo TXU. In connection with the amendment and extension of the TXU Term Loan in April 2011, for which Apollo TXU received a consent fee along with an increase in the rate of the TXU Term Loan to Libor plus 4.5%, Apollo TXU extended its TRS to 2016 at a rate of Libor plus 2.0%.

In the third of these investments, in September 2008 we invested through AIC Holdco $10,022 in AIC (Boots) Holdings, LLC (“Apollo Boots”). Apollo Boots acquired €23,383 and £12,465 principal amount of senior term loans of AB Acquisitions Topco 2 Limited, a holding company for the Alliance Boots group of companies (the “Boots Term Loans”), out of the proceeds of our investment and a multicurrency $40,876 equivalent non-recourse loan to Apollo Boots (the “Acquisition Loan”) by an unaffiliated third party that matures in September 2013 and pays interest at LIBOR plus 1.25% or, in certain cases, the higher of the Federal Funds Rate plus 0.50% or the lender’s prime-rate. The Boots Term Loans pay interest at the rate of LIBOR plus 3% per year and mature in June 2015.

We do not consolidate AIC Holdco or its wholly owned subsidiaries and accordingly only the value of our investment in AIC Holdco is included on our statement of assets and liabilities. Our investment in AIC Holdco is valued in accordance with our normal valuation procedures and is based on the values of the underlying assets held by each of Apollo FDC, Apollo TXU and Apollo Boots net of associated liabilities.

The Senior Note, TRS and Acquisition Loan are non-recourse to AIC Holdco, its subsidiaries and us and have standard events of default including failure to pay contractual amounts when due and failure by each of the underlying Apollo special purpose entities to provide additional credit support, sell assets or prepay a portion of its obligations if the value of the FDC Term Loan, the TXU Term Loan or the Boots Term Loans, as applicable, declines below specified levels. We may unwind any of these transactions at any time without penalty. From time to time we may provide additional capital to AIC Holdco for purposes of reserving for or funding margin calls under one or more of the transactions described above among other reasons. During the fiscal year ended

March 31, 2009, we provided $18,480 in additional net capital to AIC Holdco. During the fiscal year ended March 31, 2010, $9,336 of net capital was returned to us from AIC Holdco. During the fiscal year ended March 31, 2011, $1,700 of net capital was provided to AIC Holdco. During the fiscal year ended March 31, 2012, $8,712 of net capital was returned to us from AIC Holdco. The Junior Note, TRS and Boots Term Loans were performing assets as of the date of these financial statements.

Below is summarized financial information for AIC Holdco for the fiscal years ended March 31, 2012 and March 31, 2011 (all dollar amounts in thousands).

	March 31, 2012	March 31, 2011
Assets
Cash	$15	$—
Apollo FDC[1]	27,947	60,458
Apollo TXU[2]	26,066	16,749
Apollo Boots[3]	47,999	52,084
Other Assets	2,886	5,141

Total Assets	$104,913	$134,432

Liabilities
Apollo FDC[4]	$—	$—
Apollo TXU[5]	16,045	2,919
Apollo Boots[6]	29,948	31,181
Other Liabilities	2,886	5,120

Total Liabilities	$48,879	$39,220

Net Assets
Apollo FDC	$27,947	$60,458
Apollo TXU	10,021	13,830
Apollo Boots	18,051	20,903
Other	15	21

Total Net Assets	$56,034	$95,212

	Fiscal Year End March 31, 2012	Fiscal Year End March 31, 2011
Net Operating Income (Loss)
Apollo FDC[7]	$9,412	$10,286
Apollo TXU[7]	2,809	1,154
Apollo Boots[7]	1,243	939
Other	(26)	(24)

Total Operating Income	$13,438	$12,355

Net Realized Gain
Apollo FDC	$2,862	$—

Net Change in Unrealized Gain (Loss)
Apollo FDC	$(14,484)	$16,208
Apollo TXU	(13,126)	2,909
Apollo Boots	(2,852)	2,560

Total Net Change in Unrealized Gain (Loss)	$(30,462)	$21,677

Net Income (Loss)[8]
Apollo FDC	$(2,210)	$26,494
Apollo TXU	(10,317)	4,063
Apollo Boots	(1,609)	3,499
Other	(26)	(24)

Total Net Income (Loss)	$(14,162)	$34,032

(1)	Represents fair value of the Junior Note held by Apollo FDC. Cost: $21,472 and $39,500, respectively.

(2)	Represents fair value of collateral posted in relation to the TRS held by Apollo TXU. Cost: $26,066 and $16,749, respectively.

(3)	Represents fair value of the Boots Term Loans held by Apollo Boots. Cost: $50,109 and $50,109, respectively.

(4)	Apollo FDC’s interest is subject to a senior note of a separate entity of $20,283 and $39,500, respectively; However, Apollo FDC has no liability for such senior note.

(5)	Represents liability on the TRS held by Apollo TXU.

(6)	Represents liability of Apollo Boots on the Acquisition Loan.

(7)	In the case of Apollo FDC, net operating income consists of interest income on the Junior Note less interest paid on the senior note together with immaterial administrative expenses. In the case of Apollo TXU, net operating income consists of net payments from (to) the swap counterparty of Apollo TXU’s obligation to pay interest and its right to receive the proceeds in respect of the reference asset, together with immaterial administrative expenses. In the case of AIC Boots, net operating income consists of interest income on the Boots Term Loans, less interest payments on the Acquisition Loan together with immaterial administrative expenses. There are no management or incentive fees.

(8)	Net income is the sum of operating income, realized gain (loss) and net change in unrealized gain (loss).

Investments for the Company

Investments consisted of the following as of March 31, 2012 and March 31, 2011.

	March 31, 2012		March 31, 2011
	Cost	Fair Value	Cost	Fair Value
Bank Debt/Senior Secured Loans	$826,914	$791,810	$994,742	$1,013,745
Subordinated Debt/Corporate Notes	1,684,625	1,592,827	1,719,439	1,730,656
Collateralized Loan Obligations	7,109	7,691	24,739	28,770
Preferred Equity	39,017	34,927	136,429	33,132
Common Equity/Interests	291,820	240,096	418,967	227,771
Warrants	2,099	9,729	4,520	16,084

Total Investments	$2,851,584	$2,677,080	$3,298,836	$3,050,158

At March 31, 2012, our investments were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurement at Reporting Date Using:
Description	March 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Bank Debt/Senior Secured Loans	$791,810	$—	$—	$791,810
Subordinated Debt/Corporate Notes	1,592,827	—	—	1,592,827
Collateralized Loan Obligations	7,691	—	—	7,691
Preferred Equity	34,927	—	—	34,927
Common Equity/Interests	240,096	—	—	240,096
Warrants	9,729	—	—	9,729

Total Investments	$2,677,080	$—	$—	$2,677,080

At March 31, 2011, our investments were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurement at Reporting Date Using:
Description	March 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Bank Debt/Senior Secured Loans	$1,013,745	$—	$—	$1,013,745
Subordinated Debt/Corporate Notes	1,730,656	—	—	1,730,656
Collateralized Loan Obligations	28,770	—	—	28,770
Preferred Equity	33,132	—	—	33,132
Common Equity/Interests	227,771	—	—	227,771
Warrants	16,084	—	—	16,084

Total Investments	$3,050,158	$—	$—	$3,050,158

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2012.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Bank Debt / Senior Secured Loans	Subordinated Debt/ Corporate Notes	Collateralized Loan Obligations	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2011	$1,013,745	$1,730,656	$28,770	$33,132	$227,771	$16,084	$3,050,158
Total realized gains or losses included in earnings	3,296	(88,271)	—	(102,012)	(161,071)	7,198	(340,860)
Total unrealized gains or losses included in earnings	(54,105)	(102,966)	(3,439)	99,207	139,469	(3,933)	74,233
Purchases, including capitalized PIK (1)	460,507	998,111	1,113	4,600	87,125	—	1,551,456
Sales	(631,633)	(944,703)	(18,753)	—	(53,198)	(9,620)	(1,657,907)
Transfer in and/or out of Level 3 (2)	—	—	—	—	—	—	—

Ending Balance, March 31, 2012	$791,810	$1,592,827	$7,691	$34,927	$240,096	$9,729	$2,677,080

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.	$(44,272)	$(140,846)	$(925)	$(2,805)	$(28,485)	$1,319	$(216,014)

(1)	Includes accretion of discount and amortization of premiums of approximately $3,764, $13,735, $1,114, $194, $0, $0 and $18,807, respectively.

(2)	There were also no transfers into or out of Level 1 or Level 2 fair value measurements during the period shown.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categories investments by class as shown above.

PIK activity for the fiscal year ended March 31, 2012:

Fiscal Year End March 31, 2012
PIK investment balance at beginning of period	$165,651
Gross PIK income capitalized	14,915
Adjustments due to investment exits	(87,687)
PIK income received in cash	(59,916)

PIK investment balance at end of period	$32,963

The following chart shows the components of change in our investments categorized as Level 3, for the fiscal year ended March 31, 2011.

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)*
	Bank Debt / Senior Secured Loans	Subordinated Debt/ Corporate Notes	Collateralized Loan Obligations	Preferred Equity	Common Equity/ Interests	Warrants	Total
Beginning Balance, March 31, 2010	$843,098	$1,659,504	$25,866	$33,868	$281,009	$10,235	$2,853,580
Total realized gains or losses included in earnings	(2,564)	(169,042)	56	—	(7,669)	2,654	(176,565)
Total unrealized gains or losses included in earnings	46,679	123,971	2,621	(5,466)	(33,450)	5,849	140,204
Purchases, including capitalized PIK (1)	601,753	501,249	442	4,730	43,718	—	1,151,892
Sales	(475,221)	(385,026)	(215)	—	(831)	(2,654)	(863,947)
Transfer in and/or out of Level 3 (2)	—	—	—	—	(55,006)	—	(55,006)

Ending Balance, March 31, 2011	$1,013,745	$1,730,656	$28,770	$33,132	$227,771	$16,084	$3,050,158

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.	$42,866	$1,757	$2,637	$(5,466)	$(8,754)	$5,849	$38,889

(1)	Includes accretion of discount and amortization of premiums of approximately $6,957, $33,842, $442, $192, $0, $0 and $41,433, respectively.

(2)	MEG Energy Corp. common stock was transferred from Level 3 to Level 1 due to its initial public offering. There were no other transfers into or out of Level 1, Level 2 or Level 3 during the period shown.

*	Pursuant to fair value measurement and disclosure guidance, the Company currently categories investments by class as shown above.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input	Range (Weighted Average)
Corporate Debt & Collateralized Loan Obligations	$1,517,432	Broker quoted	Bid-Ask Spread	NA
Corporate Debt & Collateralized Loan Obligations	$871,296	Market Rate Approach	Market Interest Rate	7.7% - 16.5% (11.6%)
		Market Comparable	EBITDA	4.0x - 15.2x
Equity(1,2)	232,111	Companies	Multiples	(8.5x)

(1)	Includes $3,600 of certain non-performing debt investments that are valued using equity valuation techniques.

(2)	Excludes $56,241 of equity securities that are valued on the basis of the net asset value of their underlying holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples and market interest rates. The Company uses EBITDA multiples on its equity securities to determine any credit gains or losses. Significant increases or decreases in either of these inputs in isolation would result in a significantly lower or higher fair value measurement. The Company uses market interest rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, then the resulting fair value of the debt security may be lower.

Note 7. Foreign Currency Transactions and Translations

At March 31, 2012, the Company had outstanding non-US borrowings on its multicurrency revolving credit facility denominated in euros and pounds sterling. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound	£3,000	$4,791	$4,793	04/10/2012	$(2)
Euro	£5,500	7,976	7,324	04/23/2012	652
British Pound	£13,500	21,485	21,570	04/23/2012	(85)
Euro	£63,218	86,951	84,187	04/30/2012	2,764
British Pound	£63,500	101,968	101,753	04/30/2012	215

		$223,171	$219,627		$3,544

At March 31, 2011, the Company had outstanding non-US borrowings on its multicurrency revolving credit facility denominated in euros, pounds sterling, and Canadian dollars. Unrealized appreciation or depreciation on these outstanding borrowings is indicated in the table below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Unrealized Appreciation (Depreciation)
British Pound	£2,202	$3,631	$3,530	04/13/2011	$101
British Pound	£6,047	9,476	9,694	04/13/2011	(218)
British Pound	£10,989	17,607	17,615	04/13/2011	(8)
Euro	£9,098	11,936	12,913	04/13/2011	(977)
British Pound	£7,266	11,978	11,647	04/26/2011	331
British Pound	£19,953	31,265	31,983	04/26/2011	(718)
British Pound	£36,258	58,093	58,120	04/28/2011	(27)
Euro	£30,018	39,380	42,604	04/28/2011	(3,224)

		$183,366	$188,106		$(4,740)

Note 8. Expense Offset Arrangement

The Company benefits from an expense offset arrangement with JPMorgan Chase Bank, N.A. (“custodian bank”) whereby the Company earns credits on any uninvested US dollar cash balances held by the custodian bank. These credits are applied by the custodian bank as a reduction of the monthly custody fees charged to the Company. The total amount of credits earned during the years ended March 31, 2012, 2011, and 2010 are $0, $0, and $0, respectively.

Note 9. Cash Equivalents

There were $0 and $0 of cash equivalents held at March 31, 2012 and March 31, 2011, respectively.

Note 10. Repurchase Agreements

The Company may enter into repurchase agreements as part of its investment program. The Company’s custodian takes possession of collateral pledged by the counterparty. The collateral is marked-to-market daily to ensure that the value, plus accrued interest, is at least equal to the repurchase price. In the event of default of the obligor to repurchase, the Company has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no repurchase agreements outstanding at March 31, 2012 or March 31, 2011.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the years ended March 31, 2012, 2011, 2010, 2009, and 2008:

	Fiscal Year Ended March 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value, beginning of period	$10.03	$10.06	$9.82	$15.83	$17.87

Net investment income	0.88	0.99	1.26	1.48	1.82
Net realized and unrealized gain (loss)	(1.32)	(0.05)	0.45	(5.74)	(1.90)

Net increase (decrease) in net assets resulting from operations	(0.44)	0.94	1.71	(4.26)	(0.08)
Dividends to stockholders (1)	(1.04)	(1.13)	(1.14)	(1.86)	(2.06)
Effect of anti-dilution (dilution)	— *	0.16	(0.33)	0.11	0.10
Offering costs	— *	— *	— *	— *	— *

Net asset value at end of period	$8.55	$10.03	$10.06	$9.82	$15.83

Per share market value at end of period	$7.17	$12.07	$12.73	$3.48	$15.83

Total return (2)	(32.4)%	5.1%	313.0%	(73.90)%	(17.50)%

Shares outstanding at end of period	197,043,398	195,501,549	176,213,918	142,221,335	119,893,835

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$1,685.2	$1,961.0	$1,772.8	$1,396.1	$1,897.9

Ratio of net investment income to average net assets	9.77%	10.19%	12.36%	10.71%	9.85%

Ratio of operating expenses to average net assets**	6.70%	6.37%	7.21%	6.35%	4.92%
Ratio of interest and other debt expenses to average net assets	3.76%	2.56%	1.52%	2.54%	2.73%

Ratio of total expenses to average net assets**	10.46%	8.93%	8.73%	8.89%	7.65%

Average debt outstanding	$1,213,943	$1,072,646	$1,041,084	$1,193,809	$882,775

Average debt per share	$6.18	$5.55	$6.53	$8.56	$7.88

Portfolio turnover ratio	50.6%	33.6%	17.2%	11.2%	24.2%

(1)	Dividends and distributions are determined based on taxable income calculated in accordance with income tax regulations which may differ from amounts determined under GAAP. Per share amounts reflect total dividends paid divided by average shares for the respective periods.

(2)	Total return is based on the change in market price per share during the respective periods. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

*	Represents less than one cent per average share.

**	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is 6.70% and 10.46%, respectively, at March 31, 2012, inclusive of the expense offset arrangement (see Note 8). At March 31, 2011, the ratios were 6.37% and 8.93%, respectively. At March 31, 2010, the ratios were 7.21% and 8.73%, respectively. At March 31, 2009, the ratios were 6.33% and 8.87%, respectively. At March 31, 2008, the ratios were 4.91% and 7.64%, respectively.

Information about our senior securities is shown in the following table as of each year ended March 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Revolving Credit Facility
Fiscal 2012	$539,337	$1,427	$—	N/A
Fiscal 2011	628,443	1,707	—	N/A
Fiscal 2010	1,060,616	2,671	—	N/A
Fiscal 2009	1,057,601	2,320	—	N/A
Fiscal 2008	1,639,122	2,158	—	N/A
Fiscal 2007	492,312	4,757	—	N/A
Fiscal 2006	323,852	4,798	—	N/A
Fiscal 2005	—	—	—	N/A
Senior Secured Notes
Fiscal 2012	$270,000	$714	$—	N/A
Fiscal 2011	225,000	611	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A
Unsecured Notes
Fiscal 2012	$200,000	$529	$—	N/A
Fiscal 2011	200,000	544	—	N/A
Fiscal 2010	—	—	—	N/A
Fiscal 2009	—	—	—	N/A
Fiscal 2008	—	—	—	N/A
Fiscal 2007	—	—	—	N/A
Fiscal 2006	—	—	—	N/A
Fiscal 2005	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit was divided based on the amount outstanding at the end of the period for each.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

Note 12. Debt

Revolving Credit Facility

At March 31, 2012, under the terms of our senior secured multi-currency revolving credit facility maturing on April 12, 2013 (the “Facility”), certain lenders have agreed to extend credit to Apollo Investment in an aggregate principal or face amount not exceeding $1,253,750 at any one time outstanding. The Facility permits Apollo Investment to seek additional commitments from new and existing lenders in the future, up to an aggregate Facility size not to exceed $2,000,000. The Facility is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing with respect to the commitments is 300 basis points over LIBOR. The Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum stockholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its consolidated subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $725,000 plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Facility, (c) maintaining a ratio of total assets, less total liabilities (other than indebtedness) to total indebtedness, in each case of Apollo Investment and its consolidated subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, including a requirement to meet a certain minimum liquidity threshold before Apollo Investment can incur such additional debt, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities), (i) limitations on the creation or existence of agreements that permit liens on properties of Apollo Investment’s consolidated subsidiaries and (j) limitations on the repurchase or redemption of certain unsecured debt and debt securities. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in Apollo Investment’s portfolio. The remaining capacity under the Facility was $714,413 at March 31, 2012.

Senior Secured Notes

On September 30, 2010, the Company entered into a note purchase agreement with certain institutional accredited investors providing for a private placement issuance of $225,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.25% and a maturity date of October 4, 2015 (the “Senior Secured Notes”). On October 4, 2010, the Senior Secured Notes issued by Apollo Investment were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on April 4 and October 4, commencing on April 4, 2011.

On September 29, 2011, the Company closed a private offering of $45,000 aggregate principal amount of senior secured notes (the “Notes”) consisting of two series: (1) 5.875% Senior Secured Notes, Series A, of the Company due September 29, 2016 in the aggregate principal amount of $29,000; and (2) 6.250% Senior Secured Notes, Series B, of the Company due September 29, 2018, in the aggregate principal amount of $16,000. The Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Senior Unsecured Convertible Notes

On January 25, 2011, the Company closed a private offering of $200,000 aggregate principal amount of senior unsecured convertible notes (the “Convertible Notes”). The Convertible Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Convertible Notes bear interest at an annual rate of 5.75%, payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Convertible Notes will mature on January 15, 2016 unless earlier converted or repurchased at the holder’s option. Prior to December 15, 2015, the Convertible Notes will be convertible only upon certain corporate reorganizations, dilutive recapitalizations or dividends, or if, during specified periods our shares trade at more than 130% of the then applicable conversion price or the Convertible Notes trade at less than 97% of their conversion value and, thereafter, at any time. The Convertible Notes will be convertible by the holders into shares of common stock, initially at a conversion rate of 72.7405 shares of the Company’s common stock per $1 principal amount of Convertible Notes (14,548,100 common shares) corresponding to an initial conversion price per share of approximately $13.75, which represents a premium of 17.5% to the $11.70 per share closing price of the Company’s common stock on The NASDAQ Global Select Market on January 19, 2011. The conversion rate will be subject to adjustment upon certain events, such as stock splits and combinations, mergers, spin-offs, increases in dividends in excess of $0.28 per share per quarter and certain changes in control. Certain of these adjustments, including adjustments for increases in dividends, are subject to a conversion price floor of $11.70 per share. The Convertible Notes are senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As more fully reflected in Note 5, the issuance is to be considered as part of the if-converted method for calculation and presentation of diluted EPS.

The average outstanding debt balance was $1,213,943 and $1,072,646 for the fiscal years ended March 31, 2012 and 2011, respectively. The weighted average annual interest cost for the fiscal year ended March 31, 2012 was 4.42%, exclusive of 1.03% for commitment fees and for other prepaid expenses related to establishing debt. The weighted average annual interest cost for the fiscal year ended March 31, 2011 was 3.43%, exclusive of 1.05% for commitment fees and for other prepaid expenses related to establishing debt. This weighted average annual interest cost reflects the average interest cost for all debt. The maximum amount of debt outstanding during the fiscal years ended March 31, 2012 and 2011 was $1,429,163 and $1,235,464, respectively, at value. As of March 31, 2012, the Company is in compliance with all debt covenants.

On August 11, 2011, the Company adopted a plan for the purpose of repurchasing up to $200 million of its common stock in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Securities Exchange Act of 1934. The Company’s plan was designed to allow it to repurchase its shares both during its open window periods and at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan. Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. While the portion of the plan reliant on Rule 10b-18 remains in effect, the portion reliant on Rule 10b5-1 is subject to periodic renewal and is not currently in effect. As of March 31, 2012, no shares have been repurchased.

Note 13(a). Income Tax Information and Distributions to Stockholders

The tax character of dividends for the fiscal year ended March 31, 2012 was as follows:

Ordinary income	$204,427

As of March 31, 2012, the components of accumulated losses on a tax basis were as follows1:

Distributable ordinary income	$906
Capital loss carryforward	(648,651)[2,3]
Other book/tax temporary differences	(287,148)
Unrealized depreciation	(266,400)

Total accumulated losses	$(1,201,293)

As of March 31, 2012, we had a post-October capital loss deferral of $247,738.

1	Tax information for the fiscal year ended March 31, 2012 is an estimate and will not be finally determined until the Company files its 2011 tax return in December 2012.

2	On March 31, 2012, the Company had net capital loss carryforwards of $37,323, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to shareholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

3	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The tax character of dividends for the fiscal year ended March 31, 2011 was as follows:

Ordinary income	$218,079

As of March 31, 2011, the components of accumulated losses on a tax basis were as follows:

Distributable ordinary income	$87,648
Capital loss carryforward	(670,511)[1]
Other book/tax temporary differences	(70,333)
Unrealized depreciation	(257,528)

Total accumulated losses	$(910,724)

As of March 31, 2011, we had a post-October capital and foreign currency loss deferral of $5,855 and $9,720, respectively.

1	On March 31, 2011, the Company had net capital loss carryforwards of $59,182, $199,331 and $411,998 which expire in 2017, 2018 and 2019, respectively. These amounts will be available to offset like amounts of any future taxable gains. It is unlikely that capital gains distributions will be paid to shareholders of the Company until net gains have been realized in excess of such capital loss carryforward or the carryforward expires.

Note 13(b). Other Tax Information

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2012 eligible for qualified dividend income treatment is 2.97%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2012 eligible for the 70% dividends received deduction for corporate stockholders is 2.97%.

The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2011 eligible for qualified dividend income treatment is 4.18%. The percentage of ordinary income distributions paid during the fiscal year ended March 31, 2011 eligible for the 70% dividends received deduction for corporate stockholders is 4.18%.

Note 14. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total		Per Share
March 31, 2012	85,196	0.43	41,010	0.21	76,223	0.39	117,233	[1]	0.60	[1]
December 31, 2011	83,815	0.43	38,538	0.20	25,159	0.13	63,697	[2]	0.32	[2]
September 30, 2011	93,981	0.48	45,532	0.23	(312,782)	(1.59)	(267,250)[3]		(1.36)[3]
June 30, 2011	94,592	0.48	47,662	0.24	(47,606)	(0.24)	56	[4]	0.00	[4]

March 31, 2011	94,715	0.48	50,037	0.26	62,014	0.32	112,052	[5]	0.57	[5]
December 31, 2010	94,318	0.48	50,126	0.26	34,378	0.18	84,504		0.43
September 30, 2010	91,499	0.47	50,182	0.26	17,984	0.09	68,166		0.35
June 30, 2010	78,248	0.42	40,827	0.22	(125,137)	(0.67)	(84,310)		(0.45)

March 31, 2010	87,657	0.50	48,532	0.28	(58,396)	(0.33)	(9,864)		(0.06)
December 31, 2009	85,617	0.51	50,158	0.30	29,365	0.18	79,523		0.48
September 30, 2009	84,403	0.55	51,391	0.34	57,766	0.38	109,157		0.71
June 30, 2009	82,561	0.58	49,330	0.35	35,144	0.25	84,474		0.59

(1)	Net Increase (Decrease) in Net Assets from Operations is shown on a basic, non-diluted basis. On a diluted basis, the total and per share amounts would be 119,806 and 0.57, respectively.

(2)	Net Increase (Decrease) in Net Assets from Operations is shown on a basic, non-diluted basis. On a diluted basis, the total and per share amounts would be 66,274 and 0.31, respectively.

(3)	Net Increase (Decrease) in Net Assets from Operations is shown on a basic, non-diluted basis. On a diluted basis, the total and per share amounts would be (264,673) and (1.36), respectively.

(4)	Net Increase (Decrease) in Net Assets from Operations is shown on a basic, non-diluted basis. On a diluted basis, the total and per share amounts would be 2,631 and 0.00, respectively.

(5)	Net Increase (Decrease) in Net Assets from Operations is shown on a basic, non-diluted basis. On a diluted basis, the total and per share amounts would be 113,935 and 0.55, respectively.

Note 15. Commitments and Contingencies

As of March 31, 2012, AIC had two outstanding commitments with two banks to purchase unsecured bridge loans in the aggregate amount of $80,000. AIC’s commitments were subject to the consummation of the underlying corporate transactions and conditional upon receipt of all necessary shareholder, regulatory and other applicable approvals. Subsequent to March 31, 2012, such unsecured bridge loan commitments were extinguished with the permanent placement of high yield securities.

The Company also has a commitment to fund a revolving senior loan in the amount of $5,500. As of March 31, 2012, $3,300 of this revolving senior loan remained unfunded.

Note 16. Subsequent Events

On April 2, 2012, the Company announced that a subsidiary of Apollo Global Management, LLC has purchased approximately $50,000, or approximately 5,900,000 newly issued shares, of Apollo Investment Corporation’s common stock, at an estimated NAV of $8.45 per share. The final number of shares issued is 5,847,953, based on the NAV as of March 31, 2012 of $8.55 per share. AIC’s Investment Advisor, Apollo

Investment Management, L.P., or “AIM”, is waiving the base management and incentive fees associated with this equity capital for a one year period.

On April 4, 2012, the Company made a $40.4 million equity investment in a newly launched senior loan fund being managed by an affiliate of Madison Capital Funding LLC (“Madison Capital”). The loan vehicle purchased from Madison Capital an existing pool of senior secured loans to middle market companies in the United States with approximately $250 million of combined face value. These loans were originated by Madison Capital between April 2011 and March 2012.

On May 23, 2012, the Company amended and restated its senior secured, multi-currency, revolving credit facility (the “Amended & Restated Facility”). The Amended & Restated Facility extends the lenders’ commitments totaling approximately $1.14 billion through May, 2015, and allows the Company to seek additional commitments from new and existing lenders in the future, up to an aggregate facility size not to exceed $1.71 billion. The final maturity date of the Amended & Restated Facility is May 23, 2016. Commencing June 23, 2015, the Company is required to repay, in twelve consecutive monthly installments of equal size, the outstanding amount under the Amended & Restated Facility as of May 23, 2015. Pricing for Alternate Base Rate (ABR) borrowings will be 125 basis points over the applicable Prime Rate and pricing for eurocurrency borrowings will be 225 basis points over the LIBO Rate. Terms used in the foregoing sentence have the meanings set forth in the Amended & Restated Facility.

$135,000,000

6.875% SENIOR NOTES DUE 2043

PROSPECTUS    SUPPLEMENT

Joint Book-Running Managers

Morgan Stanley

BofA Merrill Lynch

UBS Investment Bank

Co-Managers

Citigroup

Credit Suisse

J.P. Morgan

June 10, 2013